OMB APPROVAL
OMB Number: 3235-0578 Expires: March 31, 2019 Estimated average burden hours per response: 10.5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end:	8/31
Date of reporting period:	5/31/17

Item 1. Schedule of Investments.

Invesco American Franchise Fund Quarterly Schedule of Portfolio Holdings May 31, 2017

invesco.com/us	VK-AMFR-QTR-1 05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.50%

Aerospace & Defense–1.45%

Raytheon Co.	874,855	$143,484,969

Airlines–0.45%

Southwest Airlines Co.	743,309	44,665,438

Application Software–2.31%

salesforce.com, inc. (b)	2,559,694	229,450,970

Biotechnology–5.27%

Alexion Pharmaceuticals, Inc. (b)	959,578	94,067,431
Biogen Inc. (b)	245,224	60,759,151
BioMarin Pharmaceutical Inc. (b)	536,298	47,001,157
Celgene Corp. (b)	2,032,246	232,509,265
Incyte Corp. (b)	683,568	88,405,849
		522,742,853

Cable & Satellite–4.10%

Charter Communications, Inc. -Class A (b)	158,908	54,910,659
Comcast Corp. -Class A	2,164,277	90,228,708
DISH Network Corp. -Class A(b)	4,093,305	261,030,060
		406,169,427

Commodity Chemicals–0.42%

LyondellBasell Industries N.V. - Class A	522,701	42,087,884

Consumer Electronics–3.34%

Sony Corp. (Japan)	9,055,500	331,354,819

Data Processing & Outsourced Services–5.97%

First Data Corp. -Class A (b)	8,271,118	141,684,251
Mastercard Inc. -Class A	1,764,227	216,788,214
Visa Inc. -Class A	2,446,304	232,961,530
		591,433,995

Environmental & Facilities Services–1.14%

Republic Services, Inc.	1,777,693	113,079,052

Fertilizers & Agricultural Chemicals–0.58%

Monsanto Co.	489,114	57,431,766

Financial Exchanges & Data–1.27%

London Stock Exchange Group PLC (United Kingdom)	2,292,650	101,177,224
S&P Global Inc.	176,058	25,142,843
		126,320,067

Health Care Equipment–0.86%

Intuitive Surgical, Inc. (b)	16,164	14,784,888
Stryker Corp.	490,093	70,063,695
		84,848,583

	Shares	Value

Home Entertainment Software–7.25%

Activision Blizzard, Inc.	4,183,265	$245,055,664
Electronic Arts Inc. (b)	2,300,962	260,768,023
Nintendo Co., Ltd. (Japan)	698,800	212,312,040
		718,135,727

Home Improvement Retail–2.99%

Lowe’s Cos., Inc.	3,765,662	296,621,196

Hotels, Resorts & Cruise Lines–2.38%

Royal Caribbean Cruises Ltd.	2,139,669	235,748,730

Housewares & Specialties–0.65%

Newell Brands, Inc.	1,218,251	64,506,390

Industrial Conglomerates–0.27%

Honeywell International Inc.	200,445	26,657,181

Industrial Gases–0.78%

Air Products and Chemicals, Inc.	539,253	77,684,787

Industrial Machinery–0.77%

Stanley Black & Decker Inc.	557,134	76,683,924

Internet & Direct Marketing Retail–9.18%

Amazon.com, Inc. (b)	726,943	723,032,047
Priceline Group Inc. (The) (b)	99,361	186,509,539
		909,541,586

Internet Software & Services–15.90%

Alibaba Group Holding Ltd. -ADR (China)(b)(c)	2,452,432	300,324,823
Alphabet Inc. -Class A (b)	743,982	734,377,192
Facebook, Inc. -Class A (b)	3,574,112	541,335,004
		1,576,037,019

Investment Banking & Brokerage–1.35%

Charles Schwab Corp. (The)	2,057,036	79,710,145
Goldman Sachs Group, Inc. (The)	257,890	54,481,841
		134,191,986

Life Sciences Tools & Services–0.69%

Thermo Fisher Scientific, Inc.	394,759	68,210,408

Managed Health Care–2.47%

UnitedHealth Group Inc.	1,395,623	244,485,237

Oil & Gas Equipment & Services–1.50%

Halliburton Co.	3,288,549	$148,609,529

Oil & Gas Exploration & Production–2.37%

Anadarko Petroleum Corp.	2,462,072	124,408,498
Parsley Energy, Inc. -Class A (b)	1,643,585	48,732,295
Pioneer Natural Resources Co.	367,216	61,273,662
		234,414,455

See accompanying notes which are an integral part of this schedule.

Invesco American Franchise Fund

	Shares	Value

Packaged Foods & Meats–1.20%

Mondelez International, Inc. -Class A	1,045,455	$48,707,748
Tyson Foods, Inc. -Class A	1,222,999	70,126,763
		118,834,511

Pharmaceuticals–3.82%

Allergan PLC	731,565	163,687,669
Eli Lilly and Co.	486,901	38,742,713
Merck & Co., Inc.	1,369,150	89,145,356
Zoetis Inc.	1,400,493	87,222,704
		378,798,442

Semiconductors–3.70%

Broadcom Ltd.	1,172,423	280,771,860
NVIDIA Corp.	593,602	85,686,449
		366,458,309

Soft Drinks–0.94%

Monster Beverage Corp. (b)	1,847,299	93,399,437

Specialized Consumer Services–0.37%

Service Corp. International	1,152,703	36,748,172

Specialized REIT’s–0.40%

American Tower Corp. -Class A	304,139	39,899,995

Specialty Chemicals–1.59%

Ecolab Inc.	488,026	64,829,374
Sherwin-Williams Co. (The)	278,669	92,454,014
		157,283,388

Systems Software–2.22%

Microsoft Corp.	2,595,172	181,246,812
ServiceNow, Inc. (b)	373,524	39,089,287
		220,336,099

Technology Hardware, Storage & Peripherals–4.93%

Apple Inc.	3,201,414	489,048,003

Tobacco–2.80%

Philip Morris International Inc.	2,314,547	277,282,731

Wireless Telecommunication Services–1.82%

Sprint Corp. (b)	21,212,926	180,097,742
Total Common Stocks & Other Equity Interests (Cost $5,969,595,229)		9,862,784,807

	Shares	Value

Money Market Funds–0.18%

Government & Agency Portfolio – Institutional Class, 0.71% (d)	10,504,346	$10,504,346
Treasury Portfolio – Institutional Class, 0.67% (d)	7,002,900	7,002,900
Total Money Market Funds (Cost $17,507,246)		17,507,246
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.68% (Cost $5,987,102,475)		9,880,292,053

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Fund–0.03%

Government & Agency Portfolio – Institutional Class, 0.71% (Cost $3,289,000)(d)(e)	3,289,000	3,289,000
TOTAL INVESTMENTS–99.71% (Cost $5,990,391,475)		9,883,581,053
OTHER ASSETS LESS LIABILITIES–0.29%		28,845,177
NET ASSETS–100.00%		$9,912,426,230

Investment Abbreviations:

ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at May 31, 2017.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco American Franchise Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco American Franchise Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco American Franchise Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco American Franchise Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended May 31, 2017, there were transfers from Level 1 to Level 2 of $331,354,819, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$9,531,429,988	$331,354,819	$—	$9,862,784,807
Money Market Funds	20,796,246	—	—	20,796,246
Total Investments	$9,552,226,234	$331,354,819	$—	$9,883,581,053

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $3,337,993,556 and $3,989,546,835, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,919,362,373
Aggregate unrealized (depreciation) of investment securities	(71,260,319)
Net unrealized appreciation of investment securities	$3,848,102,054
Cost of investments for tax purposes is $6,035,478,999.

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2017

invesco.com/us	MS-CTFI-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–110.28%(a)

California–106.00%

ABAG Finance Authority For Non-profit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$563,090
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB (b)(c)	7.63%	01/01/2020	1,575	1,842,199
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS-AGM) (d)(e)	0.00%	09/01/2020	1,925	1,839,453
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/2036	2,500	2,836,275
Antelope Valley-East Kern Water Agency; Series 2016, Ref. Water RB	5.00%	06/01/2036	650	763,633
Series 2016, Ref. Water RB	5.00%	06/01/2037	1,000	1,172,220
Bakersfield (City of); Series 2007 A, Wastewater RB (b)(c)	5.00%	09/15/2017	2,215	2,242,134
Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS-AMBAC) (d)	5.25%	07/01/2017	535	536,134
Bay Area Toll Authority (San Francisco Bay Area); Series 2008 F-1, Toll Bridge RB (b)(c)	5.00%	04/01/2018	2,500	2,588,075
Series 2008 F-1, Toll Bridge RB (b)(c)(f)	5.00%	04/01/2039	1,250	1,294,038
Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.13%	04/01/2019	1,500	1,615,680
Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.25%	04/01/2019	4,685	5,056,895
Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.25%	04/01/2019	5,205	5,618,173
Series 2017 F-1, Toll Bridge RB (f)	5.00%	04/01/2056	3,465	4,000,135
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,246,166
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2026	1,465	1,183,837
Series 2009, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2032	3,045	1,898,314
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS-AGM) (d)	5.50%	08/01/2018	1,090	1,094,175
California (County of) Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, Tobacco Settlement Sub. CAB RB (e)	0.00%	06/01/2055	12,000	434,280
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB (e)	0.00%	06/01/2033	1,580	630,862
California (County of) Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Asset-Backed RB	5.70%	06/01/2046	1,030	1,033,378
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	3,245	3,780,652
California (State of) Educational Facilities Authority (Claremont Mckenna); Series 2007, RB (b)(c)(f)	5.00%	01/01/2018	2,100	2,151,093
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,956,506
California (State of) Educational Facilities Authority (Pepperdine University); Series 2016, Ref. RB	5.00%	10/01/2049	1,000	1,166,180
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB	6.00%	04/01/2040	2,000	2,257,040
California (State of) Educational Facilities Authority (Stanford University); Series 2007 T-1, RB (f)	5.00%	03/15/2039	3,190	4,217,148
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB (b)(c)(f)	5.25%	10/01/2018	1,800	1,906,992
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB (b)(c)	5.75%	09/01/2019	500	553,960
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB (b)(c)	6.00%	07/01/2019	500	552,730
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,715,550
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,544,127
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,477,425
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,176,130
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB (b)(c)	5.00%	08/15/2019	1,050	1,144,038
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS-AGM) (d)	5.25%	07/01/2038	2,950	3,191,959
Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,939,836

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2016 B, RB	5.00%	08/15/2055	$1,750	$1,984,290
California (State of) Health Facilities Financing Authority (Providence Health & Services); Series 2008, RB (b)(c)	6.50%	10/01/2018	980	1,054,333
Series 2008, RB (b)(c)	6.50%	10/01/2018	20	21,517
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,364,640
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,138,440
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/2040	2,000	2,281,240
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/2026	1,000	1,135,450
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,089,320
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,140	1,226,526
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB (g)	5.00%	11/01/2046	1,000	1,034,950
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,329,312
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,563,519
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,662,630
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,553,259
California (State of) Municipal Finance Authority (Eisenhower Medical Center); Series 2010 A, RB	5.50%	07/01/2030	1,000	1,090,960
Series 2010 A, RB	5.75%	07/01/2040	1,500	1,642,365
Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,128,960
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/2033	1,315	1,488,001
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	682,577
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	690,138
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB (b)(c)	6.13%	06/01/2020	1,000	1,151,790
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB (g)(h)	5.00%	07/01/2037	3,000	3,214,290
California (State of) Pollution Control Financing Authority (Pacific Gas & Electric Co.); Series 1996 C, Ref. VRD PCR (LOC-Mizuho Bank, Ltd.) (i)(j)	0.72%	11/01/2026	4,100	4,100,000
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB (h)	3.00%	11/01/2025	1,500	1,542,780
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,284,060
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,451,440
California (State of) Public Works Board (Various State Universities); Series 2013 H, Lease RB (b)(c)	5.00%	09/01/2023	1,000	1,219,600
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.30%	07/01/2043	840	960,019
Series 2015, School Facility RB (g)	5.00%	07/01/2045	1,265	1,358,446
California (State of) School Finance Authority (Aspire Public Schools); Series 2015 A, Ref. Charter School RB (g)	5.00%	08/01/2045	1,000	1,075,200
Series 2016, Ref. Charter School RB (g)	5.00%	08/01/2046	750	805,860
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB (g)	5.00%	08/01/2045	1,500	1,582,740
California (State of) School Finance Authority (KIPP LA); Series 2015 A, Facilities RB (g)	5.00%	07/01/2045	500	535,145
California (State of) Statewide Communities Development Authority (Adventist Health System); Series 2015, Ref. RB	5.00%	03/01/2033	775	903,859
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,613,751

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	$820	$905,149
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,186,520
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.40%	11/01/2027	1,785	1,832,356
Series 2014 A, RB	5.13%	11/01/2023	715	774,431
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,847,073
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS-AGM) (d)	5.25%	10/01/2043	600	678,546
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	821,498
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,396,420
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (g)	5.00%	06/01/2046	1,000	1,023,510
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,645,575
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (b)(c)	6.75%	08/01/2019	445	500,451
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB (g)	6.25%	11/15/2019	1,275	1,351,729
Series 2009, Senior Living RB (g)	7.25%	11/15/2041	500	555,710
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,071,090
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,224,420
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2046	8,000	1,174,640
California (State of); Series 2004 A-9, Ref. VRD Unlimited Tax GO Bonds (LOC-State Street Bank & Trust Co.) (i)(j)	0.75%	05/01/2034	385	385,000
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,438,450
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	1,960,385
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	1,250	1,366,425
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,388,260
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,798,463
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,802,025
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,153,250
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,161,950
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2035	1,370	1,630,437
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,160,850
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	4,887,989
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,312,920
California Infrastructure & Economic Development Bank (The Walt Disney Family Museum); Series 2016, Ref. RB	5.00%	02/01/2030	200	238,364
Series 2016, Ref. RB	5.00%	02/01/2031	300	355,281
California Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,104,630
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,089,720
California State University; Series 2009 A, Systemwide RB (b)(c)	5.25%	05/01/2019	1,000	1,083,330
Series 2012 A, Systemwide RB (f)	5.00%	11/01/2037	6,750	7,838,438

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (b)(c)	5.00%	11/01/2017	$725	$737,847
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS-NATL) (d)(e)	0.00%	08/01/2029	735	510,347
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (b)(c)	5.00%	08/01/2017	2,500	2,518,050
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/2036	2,000	2,218,280
Eastern Municipal Water District; Series 2016 A, Ref. Sub. Water and Wastewater RB	5.00%	07/01/2045	1,775	2,080,016
Series 2016 A, Ref. Water and Wastewater RB	5.00%	07/01/2033	1,005	1,206,201
Eden (Township of) Healthcare District; Series 2010, COP (b)(c)	6.13%	06/01/2020	1,000	1,151,150
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (b)(c)	5.50%	06/01/2019	1,000	1,090,590
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2033	4,430	2,496,172
Emeryville (City of) Public Financing Authority (Alameda County); Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (d)	5.00%	09/01/2032	445	513,868
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (d)	5.00%	09/01/2033	385	442,661
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (d)	5.00%	09/01/2034	500	572,760
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/2032	1,800	1,904,742
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS-AMBAC) (d)	5.38%	09/01/2025	1,500	1,505,400
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS-NATL) (d)	5.00%	09/01/2021	1,480	1,483,286
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS-AGM) (d)(e)	0.00%	01/15/2035	2,745	1,376,617
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	908,497
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	993,337
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights); Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,241,084
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,220,408
Gilroy Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (c)(e)	0.00%	08/01/2029	615	461,127
Series 2009 A, Unlimited Tax CAB GO Bonds (c)(e)	0.00%	08/01/2031	2,235	1,578,491
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (d)(e)	0.00%	08/01/2029	4,735	3,299,585
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (d)(e)	0.00%	08/01/2031	1,415	888,747
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS-NATL) (d)	5.00%	09/01/2024	2,425	2,433,269
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	3,375	3,391,537
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	4,740	4,739,763
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,309,720
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	794,274
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,165	1,327,855
Series 2017 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2028	1,000	1,198,370
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INS-AGM) (d)	5.00%	06/01/2036	1,270	1,482,128
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS-AMBAC) (d)	5.25%	05/01/2023	1,000	1,103,570
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	1,560	1,560,484
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2036	5,000	1,349,100
Series 2007 C-2, Asset-Backed Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2047	10,000	1,232,700
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1) ; Series 2014, Special Tax RB	5.00%	09/01/2044	445	485,704
Series 2014, Special Tax RB	5.00%	09/01/2049	445	484,801
Irvine Ranch Water District; Series 2016, Special Assessment RB (f)	5.25%	02/01/2046	4,305	5,202,679

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	$515	$572,654
Irvine Unified School District; Series 2015, Ref. Special Tax RB (INS-BAM) (d)	5.00%	09/01/2038	3,500	4,001,515
Kern (County of) (Capital Improvements); Series 2009 A, COP (b)(c)	5.75%	02/01/2019	1,000	1,080,880
Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, Water Revenue COP (b)(c)	5.00%	05/01/2018	1,700	1,765,756
Lodi (City of); Series 2007 A, Wastewater System Revenue COP (b)(c)	5.00%	10/01/2017	740	750,552
Series 2007 A, Wastewater System Revenue COP (INS-AGM) (d)	5.00%	10/01/2037	260	263,419
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,267,760
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,374,050
Long Beach (City of) Financing Authority; Series 1992, RB (INS-AMBAC) (d)	6.00%	11/01/2017	3,380	3,435,804
Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,731,850
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,772,527
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	675,972
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,763,925
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,105,570
Series 2013, RB (h)	5.00%	05/15/2043	3,000	3,326,700
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/2038	1,000	1,159,780
Los Angeles (City of) Department of Water & Power; Series 2011 A, Power System RB (f)	5.00%	07/01/2022	1,800	2,074,086
Series 2011 A, Water System RB	5.25%	07/01/2039	1,500	1,706,775
Series 2016 A, Ref. Water System RB	5.00%	07/01/2041	2,000	2,338,580
Subseries 2007 A-1, Power System RB (INS-AMBAC) (d)	5.00%	07/01/2037	1,000	1,003,570
Subseries 2008 A-1, Power System RB	5.25%	07/01/2038	2,000	2,095,680
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB (h)	5.00%	08/01/2036	1,000	1,128,070
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds (b)(c)(f)	5.00%	08/01/2018	2,000	2,098,040
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS-AMBAC) (d)(e)	0.00%	08/01/2024	1,265	1,066,952
Los Angeles Unified School District (Election of 2004); Series 2007 H, Unlimited Tax GO Bonds (b)(c)	5.00%	07/01/2017	1,000	1,003,570
Series 2009 I, Unlimited Tax GO Bonds (INS-AGC) (d)	5.00%	01/01/2034	3,000	3,245,190
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC) (d)(e)	0.00%	08/01/2035	940	490,736
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS-NATL) (d)	5.00%	10/01/2020	915	918,038
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (b)(c)	5.25%	08/01/2019	1,000	1,093,870
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (d)(e)	0.00%	08/01/2031	840	526,126
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB (g)	6.50%	03/01/2028	1,000	1,031,110
Napa Valley Unified School District; Series 2016 C, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	2,000	2,348,180
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/2032	1,500	1,806,195
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS-AGM) (d)	5.63%	10/01/2034	1,000	1,088,130
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,460,262
Oakland Unified School District (County of Alameda); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,239,895
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village); Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	140,055
Series 2015 A, Special Tax RB	5.25%	08/15/2045	615	689,759
Orange (County of) Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, Special Tax RB	5.00%	08/15/2046	2,000	2,224,260
Palomar Pomerado Health; Series 2009, COP (b)(c)	6.75%	11/01/2019	2,000	2,279,220

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds (b)(c)	5.25%	08/01/2017	$1,600	$1,612,096
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (b)(c)	5.50%	08/01/2018	1,000	1,054,820
Pomona (City of) Public Financing Authority (Merged Redevelopment); Series 2007 AW, Sub. RB	5.13%	02/01/2033	1,075	1,076,107
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS-NATL) (d)	6.00%	04/01/2019	445	470,062
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,103,080
Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (b)(c)	5.00%	09/01/2017	1,000	1,010,710
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS-NATL) (d)	5.00%	09/01/2023	1,400	1,404,606
Regents of the University of California; Series 2009 O, General RB (b)(c)(f)	5.75%	05/15/2019	1,050	1,149,404
Series 2009 O, General RB (b)(c)(f)	5.75%	05/15/2019	705	771,742
Series 2016 L, Ref. Medical Center Pooled RB (f)	5.00%	05/15/2041	3,420	3,962,378
Riverside (City of); Series 2008 B, Water RB (INS-AGM) (d)	5.00%	10/01/2033	1,000	1,053,280
Series 2008 D, Electric RB (INS-AGM) (d)	5.00%	10/01/2038	1,800	1,887,282
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,079,340
Riverside (County of) Public Financing Authority (Desert Communities and Interstate 215 Corridor); Series 2017 A, Ref. Tax Allocation RB (INS-BAM) (d)	4.00%	10/01/2040	500	521,945
Series 2017 A, Ref. Tax Allocation RB (INS-BAM) (d)	5.00%	10/01/2034	1,000	1,187,290
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/2032	1,500	1,662,315
RNR School Financing Authority (Community Facilities District No. 92-1); Series 2017 A, Special Tax RB (INS-BAM) (d)	5.00%	09/01/2041	1,610	1,855,686
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,098,360
Sacramento (County of); Series 2008 A, Sr. Airport System RB (b)(c)	5.00%	07/01/2018	1,015	1,061,680
Series 2008 A, Sr. Airport System RB (INS-AGM) (d)	5.00%	07/01/2032	1,000	1,039,940
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,411,596
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,354,100
San Clemente (City of) (Community Facilities District 2006-1); Series 2015, Special Tax RB	5.00%	09/01/2040	315	344,103
San Diego (City of) Public Facilities Financing Authority (Ballpark Refunding); Series 2016, Ref. Lease RB	5.00%	10/15/2031	1,525	1,794,971
San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (b)(c)	5.25%	10/01/2017	2,535	2,572,924
San Diego (City of) Public Facilities Financing Authority; Series 2016 A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,856,466
Series 2016 B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,785,150
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,547,028
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,766,775
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB (f)	5.00%	04/01/2048	2,980	3,404,978
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds (b)(c)(f)	5.25%	08/01/2019	1,500	1,640,130
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds (b)(c)	5.00%	08/01/2021	2,500	2,902,425
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	6.00%	05/01/2039	1,000	1,094,080
Series 2011 C, Ref. Second Series RB (h)	5.00%	05/01/2023	5,000	5,633,450
Series 2011 G, Ref. Second Series Government Loan Program RB (b)(c)	5.25%	05/03/2021	1,450	1,684,784
Series 2011 G, Ref. Second Series Government Loan Program RB	5.25%	05/01/2028	550	635,965

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	$4,000	$4,571,200
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB (b)(c)	6.75%	02/01/2021	1,000	1,206,410
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB (b)(c)	7.00%	02/01/2021	500	607,490
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,191,398
Series 2016 B, Tax Allocation RB (INS-NATL) (d)	5.00%	08/01/2043	2,100	2,417,982
Series 2016 C, Ref. Tax Allocation RB (INS-NATL) (d)	5.00%	08/01/2041	590	683,421
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	540,915
San Francisco (City of) Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, Unlimited Tax GO Bonds (f)	5.00%	08/01/2047	3,425	4,114,418
San Francisco (City of) Bay Area Rapid Transit District; Series 2012 A, RB	5.00%	07/01/2036	1,000	1,157,940
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,797,165
San Joaquin Hills Transportation Corridor Agency; Series 2014 A, Ref. Sr. Lien Toll Road RB	5.00%	01/15/2044	1,730	1,917,982
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	2,000	2,185,560
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS-AGM) (d)(e)	0.00%	09/01/2031	3,110	1,989,405
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS-AGM) (d)	5.00%	08/01/2030	1,500	1,674,435
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds (k)	6.63%	08/01/2042	510	440,104
San Mateo (City of) Union High School District (Election 2010); Series 2011 A, Unlimited Tax Conv. CAB GO Bonds (k)	6.70%	09/01/2041	1,215	1,005,352
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB (b)(c)	5.25%	05/15/2018	3,000	3,129,450
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,126,870
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,116,120
Santaluz Community Facilities District No. 2 (Improvement Area No. 1); Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	825	906,122
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	715	782,489
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	465	510,003
Sierra View Local Health Care District; Series 2007, RB (b)(c)	5.25%	07/01/2017	1,500	1,505,310
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2036	4,000	1,393,920
Simi Valley Unified School District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM) (d)(e)	0.00%	08/01/2028	3,480	2,530,134
Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM) (d)(e)	0.00%	08/01/2030	2,765	1,838,946
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	987,740
Southern California Metropolitan Water District; Series 2009 B, Ref. RB (f)	5.00%	07/01/2027	8,585	9,296,782
Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011 1, RB (f)	5.25%	07/01/2031	2,100	2,416,638
Series 2011-1, RB (f)	5.25%	07/01/2029	2,100	2,434,257
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	860	860,069
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,840,077
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS-NATL) (d)	5.13%	08/01/2027	2,150	2,180,035
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB (b)(c)	5.00%	04/01/2021	1,000	1,149,450
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB (INS-BAM) (d)	5.00%	09/01/2038	3,000	3,360,960

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Val Verde Unified School District; Series 2009 A, Ref. COP (INS-AGC) (d)	5.13%	03/01/2036	$1,475	$1,563,559
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,247,560
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL) (d)(e)	0.00%	08/01/2025	2,500	2,072,175
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS-AGC) (d)	5.63%	09/01/2039	1,000	1,085,250
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,660,200
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS-AGM) (d)(e)	0.00%	08/01/2024	4,685	4,047,887
				463,001,713

Guam–1.93%

Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB (b)(c)	5.38%	12/01/2019	1,000	1,108,230
Series 2009 A, Limited Obligation RB (b)(c)	5.63%	12/01/2019	660	735,498
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2034	1,000	1,106,710
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	1,750	1,916,145
Guam (Territory of) International Airport Authority; Series 2013 C, General RB (h)	6.25%	10/01/2034	1,000	1,137,540
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	765	841,959
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,581,225
				8,427,307

Puerto Rico–0.85%

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, RB (b)(c)	5.45%	07/01/2017	3,680	3,688,243

Virgin Islands–1.50%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (h)	5.00%	09/01/2029	1,645	1,759,821
Series 2014 A, Ref. RB (h)	5.00%	09/01/2033	1,500	1,585,290
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	1,310	1,088,649
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	1,200	1,033,752
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB (g)	5.00%	09/01/2033	1,000	1,102,110
				6,569,622
TOTAL INVESTMENTS(l)–110.28% (Cost $444,141,687)				481,686,884
FLOATING RATE NOTE OBLIGATIONS–(10.19)% Notes with interest and fee rates ranging from 1.32% to 1.37% at 05/31/2017 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056 (See Note 1D)(m)				(44,530,000)
OTHER ASSETS LESS LIABILITIES–(0.09)%				(377,589)
NET ASSETS–100.00%				$436,779,295

Investment Abbreviations:

AGC	—	Assured Guaranty Corp.
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	American Municipal Bond Assurance Corp.
BAM	—	Build America Mutual Assurance Co.
CAB	—	Capital Appreciation Bonds
Conv.	—	Convertible
COP	—	Certificates of Participation
GO	—	General Obligation
INS	—	Insurer

Jr.	—	Junior
LOC	—	Letter of Credit
NATL	—	National Public Finance Guarantee Corp.
PCR	—	Pollution Control Revenue Bonds
RB	—	Revenue Bonds
Ref.	—	Refunding
Sr.	—	Senior
Sub.	—	Subordinated
VRD	—	Variable Rate Demand

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a) Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

(b) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(d) Principal and/or interest payments are secured by the bond insurance company listed.

(e) Zero coupon bond issued at a discount.

(f) Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.

(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $14,670,800, which represented 3.36% of the Fund’s Net Assets.

(h) Security subject to the alternative minimum tax.

(i)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2017.

(j) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(k) Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.9%
(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2017. At May 31, 2017, the Fund’s investments with a value of $72,264,124 are held by TOB Trusts and serve as collateral for the $44,530,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

                                 Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

                                 Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – (continued)

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $70,869,755 and $69,657,316, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$39,211,289
Aggregate unrealized (depreciation) of investment securities	(1,301,455)
Net unrealized appreciation of investment securities	$37,909,834
Cost of investments for tax purposes is $443,777,050.

                                 Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2017

invesco.com/us	CPB-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–51.85%

Aerospace & Defense–0.04%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	$80,000	$80,200
7.50%, 03/15/2025(b)	155,000	161,006
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	141,000	149,107
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	97,000	101,729
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	55,000	57,338
6.50%, 05/15/2025	480,000	499,800
		1,049,180

Agricultural & Farm Machinery–0.01%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	316,000	327,455

Air Freight & Logistics–0.35%

FedEx Corp., Sr. Unsec. Gtd. Notes, 3.30%, 03/15/2027	10,077,000	10,157,636
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	90,000	95,513
		10,253,149

Airlines–2.11%

American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	8,148,423	8,229,907
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	7,614,000	7,409,374
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	5,479,000	5,626,248
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	5,830,000	6,012,188
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	6,849,000	6,964,577
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 2.88%, 03/13/2020	4,744,000	4,809,230
3.63%, 03/15/2022	7,899,000	8,140,907

	Principal Amount	Value

Airlines–(continued)

LATAM Airlines Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	$6,054,929	$6,013,302
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	2,513,910	2,551,236
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	1,847,681	1,977,018
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	7,169	7,762
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	4,986,000	5,033,020
		62,774,769

Alternative Carriers–0.01%

Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	97,000	101,365
5.38%, 05/01/2025	287,000	302,785
		404,150

Aluminum–0.01%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	200,000	215,777
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	154,000	162,855
		378,632

Apparel Retail–0.25%

Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	144,000	156,182
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	308,000	314,930
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	6,438,000	6,864,518
6.75%, 07/01/2036	22,000	21,230
6.88%, 11/01/2035	88,000	86,020
		7,442,880

Apparel, Accessories & Luxury Goods–0.21%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	682,000	682,426
4.88%, 05/15/2026(b)	5,580,000	5,604,413
		6,286,839

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Asset Management & Custody Banks–0.80%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	$2,865,000	$2,995,973
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	5,598,000	5,739,585
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	6,934,000	7,459,011
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	785,000	802,934
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,747,000	6,284,448
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	429,000	469,755
		23,751,706

Auto Parts & Equipment–0.01%

Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	53,000	54,988
5.50%, 12/15/2024	164,000	171,175
		226,163

Automobile Manufacturers–0.62%

Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 2.20%, 05/05/2020(b)	3,337,000	3,342,620
2.85%, 01/06/2022(b)	3,175,000	3,219,174
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 2.68%, 01/09/2020	5,468,000	5,511,875
3.10%, 05/04/2023	1,753,000	1,715,749
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	4,304,000	4,370,957
Kia Motors Corp. (South Korea), Sr. Unsec. Notes, 3.25%, 04/21/2026(b)	300,000	300,621
		18,460,996

Automotive Retail–0.01%

Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	222,000	232,823

Biotechnology–0.25%

Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 2.88%, 09/23/2023	7,500,000	7,407,709

	Principal Amount	Value

Brewers–0.84%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.30%, 02/01/2023	$4,023,000	$4,146,961
3.65%, 02/01/2026	7,519,000	7,748,115
4.90%, 02/01/2046	5,000,000	5,528,595
Heineken NV (Netherlands), Sr. Unsec. Notes, 4.35%, 03/29/2047(b)	7,345,000	7,575,148
		24,998,819

Broadcasting–0.10%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	155,000	158,100
CBS Corp., Sr. Unsec. Gtd. Notes, 3.50%, 01/15/2025	1,420,000	1,431,032
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	309,000	320,974
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	242,000	244,118
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	252,000	199,080
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	351,000	383,467
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	112,000	112,980
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	123,000	130,226
		2,979,977

Building Products–0.10%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	100,000	108,219
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	162,000	189,337
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	146,000	150,745
St. Marys Cement Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 01/28/2027(b)	200,000	197,250
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	179,000	183,699
6.00%, 10/15/2025(b)	2,021,000	2,188,996
		3,018,246

Cable & Satellite–1.18%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	200,000	221,000
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	1,200,000	1,282,500

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	$240,000	$256,200
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	200,000	210,250
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	835,000	896,581
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	2,000,000	2,147,317
4.91%, 07/23/2025	2,187,000	2,375,328
6.83%, 10/23/2055	6,341,000	7,846,071
Sr. Sec. Gtd. First Lien Notes, 5.38%, 05/01/2047(b)	4,585,000	4,807,783
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	2,095,000	1,884,051
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	5,845,000	5,797,357
8.38%, 03/01/2039(b)	1,220,000	1,591,059
9.38%, 01/15/2019(b)	25,000	27,732
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	396,000	438,570
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	500,000	583,125
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,992,000	2,128,950
7.88%, 09/01/2019	387,000	430,054
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 04/01/2019	50,000	48,000
7.25%, 10/15/2020	190,000	173,850
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	315,000	325,237
5.38%, 07/15/2026(b)	162,000	166,658
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	400,000	416,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	211,250
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	205,750
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	250,000	265,938
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	254,375
		34,991,486

	Principal Amount	Value

Casinos & Gaming–0.08%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	$226,000	$246,622
6.88%, 05/15/2023	173,000	187,489
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	200,000
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	784,000	785,960
6.00%, 03/15/2023	85,000	93,500
7.75%, 03/15/2022	110,000	128,700
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(b)	345,000	358,369
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	140,000	152,775
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	86,000	88,365
5.50%, 03/01/2025(b)	186,000	197,160
		2,438,940

Commercial Printing–0.01%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	253,000	265,018

Commodity Chemicals–0.01%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	159,000	167,745
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	243,000	256,973
		424,718

Communications Equipment–0.03%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	446,000	476,105
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	191,000	197,446
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	249,000	283,860
		957,411

Construction & Engineering–0.25%

AECOM, Sr. Unsec. Gtd. Notes, 5.13%, 03/15/2027(b)	3,495,000	3,503,737
Hacienda Investments Ltd. via DME Airport Ltd. (Russia), REGS, Sr. Unsec. Euro Bonds, 5.88%, 11/11/2021(b)	1,200,000	1,270,356
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	2,916,000	2,775,255
		7,549,348

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Construction Machinery & Heavy Trucks–0.03%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	$259,000	$272,597
6.75%, 06/15/2021	94,000	97,760
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	250,000	262,500
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	158,000	162,543
		795,400

Consumer Finance–1.37%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	4,449,000	4,615,837
5.13%, 09/30/2024	609,000	634,883
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	145,000	165,844
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.05%, 03/09/2022	5,345,000	5,400,104
3.75%, 03/09/2027	14,465,000	14,531,467
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	5,000,000	4,891,072
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	9,795,000	10,126,316
UNIFIN Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2025(b)	283,000	281,585
		40,647,108

Copper–0.11%

First Quantum Minerals Ltd. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	295,000	310,488
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	355,000	313,731
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,193,000	2,404,076
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	244,177
		3,272,472

Data Processing & Outsourced Services–0.19%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	4,764,000	4,843,540
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	125,000	132,812
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	83,200
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	444,000	480,075
		5,539,627

	Principal Amount	Value

Diversified Banks–7.46%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	$4,415,000	$4,350,398
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75% (b)(c)	11,549,000	12,804,954
Banco do Brasil S.A. (Brazil), REGS, Jr. Unsec. Sub. Euro Notes, 9.00% (b)(c)	400,000	413,880
Unsec. Sub. Euro Notes, 5.88%, 01/19/2023(b)	200,000	208,340
Banco GNB Sudameris S.A. (Colombia), Unsec. Sub. Notes, 6.50%, 04/03/2027(b)	190,000	196,238
Banco Nacional de Comercio Exterior, S.N.C. (Mexico), Unsec. Sub. Notes, 3.80%, 08/11/2026(b)	2,665,000	2,645,793
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec. Notes, 4.75%, 05/09/2024(b)	5,125,000	5,060,937
Bank of America Corp., Unsec. Sub. Medium-Term Notes, 4.20%, 08/26/2024	5,435,000	5,658,889
Series L, Sr. Unsec. Global Notes, 2.60%, 01/15/2019	5,386,000	5,440,520
Series X, Jr. Unsec. Sub. Notes, 6.25% (c)	8,843,000	9,539,386
Series Z, Jr. Unsec. Sub. Notes, 6.50% (c)	3,360,000	3,729,600
Series DD, Jr. Unsec. Sub. Notes, 6.30% (c)	2,080,000	2,301,000
Barclays PLC (United Kingdom), Sr. Unsec. Global Notes, 4.95%, 01/10/2047	3,525,000	3,767,737
Unsec. Sub. Global Notes, 4.84%, 05/09/2028	2,065,000	2,121,977
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	1,385,000	1,438,232
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/2025	7,130,000	7,968,067
Unsec. Sub. Notes, 4.45%, 09/29/2027	10,555,000	11,009,129
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (c)	2,300,000	2,432,250
Series R, Jr. Unsec. Sub. Global Notes, 6.13% (c)	4,110,000	4,413,113
Series T, Jr. Unsec. Sub. Global Notes, 6.25% (c)	6,904,000	7,551,250

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Credit Bank of Moscow Via CBOM Finance PLC (Russia), Jr. Unsec. Sub. Notes, 8.88% (b)(c)	$13,216,000	$13,074,239
Unsec. Sub. Notes, 7.50%, 10/05/2027(b)	5,735,000	5,835,362
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,160,000	1,198,751
Development Bank of Kazakhstan JSC (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.13%, 12/10/2022(b)	300,000	306,100
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	135,000	168,152
Finansbank A.S. (Turkey), Sr. Unsec. Notes, 4.88%, 05/19/2022(b)	515,000	517,276
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	7,342,000	7,420,607
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(b)	1,360,000	1,419,648
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.00% (c)	11,595,000	11,906,917
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	1,050,000	1,111,109
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	2,169,000	2,258,079
Industrial Senior Trust (Guatemala), REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(b)	500,000	513,750
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50% (c)	2,710,000	2,855,663
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	2,840,000	2,912,808
JPMorgan Chase & Co., Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	8,950,000	8,917,355
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	5,610,000	5,567,426
Series 1, Jr. Unsec. Sub. Global Notes, 7.90% (c)	4,500,000	4,691,250
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(c)	3,909,000	4,006,725
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Notes, 3.50%, 05/15/2023	11,594,000	11,641,222
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	600,000	631,127
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38% (b)(c)	5,975,000	6,438,062

	Principal Amount	Value

Diversified Banks–(continued)

Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Notes, 7.75% (b)(c)	$5,720,000	$6,134,700
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	3,242,000	3,284,762
Turkiye Garanti Bankasi A.S. (Turkey), Unsec. Sub. Notes, 6.13%, 05/24/2027(b)	200,000	201,515
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 6.13%, 04/25/2024(b)	5,263,000	5,394,136
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	8,500,000	9,710,459
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	4,215,000	4,477,449
Series U, Jr. Unsec. Sub. Global Notes, 5.88% (c)	5,356,000	5,884,905
		221,531,244

Diversified Capital Markets–0.48%

BTG Investments L.P. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 04/17/2018(b)	250,000	243,125
Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 7.50% (b)(c)	305,000	341,981
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	3,055,000	3,095,610
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13% (b)(c)	10,405,000	10,604,277
		14,284,993

Diversified Chemicals–0.32%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 5.38%, 05/15/2027	2,358,000	2,450,886
6.63%, 05/15/2023	3,931,000	4,230,739
7.00%, 05/15/2025	75,000	83,156
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	1,940,000	1,965,463
REGS, Sr. Unsec. Euro Notes, 4.50%, 10/22/2025(b)	700,000	708,617
		9,438,861

Diversified Metals & Mining–0.56%

Glencore Finance Canada Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 2.70%, 10/25/2017(b)	8,220,000	8,240,550
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	328,000	354,240

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Metals & Mining–(continued)

MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia), Sr. Unsec. Notes, 4.10%, 04/11/2023(b)	$7,095,000	$7,081,697
6.63%, 10/14/2022(b)	295,000	333,718
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	105,000	110,119
Sr. Unsec. Notes, 6.13%, 10/01/2035	180,000	187,650
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	300,000	301,500
		16,609,474

Diversified REIT’s–0.39%

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,570,000	1,581,757
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	1,300,000	1,352,000
Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	8,353,000	8,626,227
		11,559,984

Diversified Support Services–0.01%

Autopistas del Sol S.A. (Costa Rica), Sr. Sec. Notes, 7.38%, 12/30/2030(b)	212,000	219,685
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	90,000	95,850
		315,535

Electric Utilities–1.98%

Adani Transmission Ltd. (India), Sr. Sec. Notes, 4.00%, 08/03/2026(b)	200,000	199,187
CLP Power Hong Kong Financing Ltd. (Hong Kong), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.13%, 05/06/2025(b)	200,000	200,817
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 2.88%, 05/25/2022(b)	2,641,000	2,636,947
3.63%, 05/25/2027(b)	15,636,000	15,432,247
4.75%, 05/25/2047(b)	4,557,000	4,611,584
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	5,182,000	5,301,339
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	4,085,000	4,146,026
Great Plains Energy Inc., Sr. Unsec. Global Notes, 2.50%, 03/09/2020	5,192,000	5,247,365
OmGrid Funding Ltd. (Oman), Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(b)	200,000	204,748

	Principal Amount	Value

Electric Utilities–(continued)

Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec. Notes, 4.13%, 05/15/2027(b)	$8,652,000	$8,608,740
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	10,539,000	11,144,992
State Grid Overseas Investment (2014) Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.85%, 05/07/2044(b)	200,000	229,572
Sr. Unsec. Gtd. Notes, 3.50%, 05/04/2027(b)	500,000	500,073
Transelec S.A. (Chile), Sr. Unsec. Notes, 3.88%, 01/12/2029(b)	230,000	225,190
		58,688,827

Electrical Components & Equipment–0.02%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	185,000	191,706
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	100,000	102,250
5.00%, 10/01/2025(b)	260,000	271,050
		565,006

Environmental & Facilities Services–0.00%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	84,000	86,730

Fertilizers & Agricultural Chemicals–0.01%

Israel Chemicals Ltd. (Israel), REGS, Sr. Unsec. Euro Bonds, 4.50%, 12/02/2024(b)	300,000	306,603

Financial Exchanges & Data–0.26%

Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/2019	1,470,000	1,495,617
4.88%, 02/15/2024	3,099,000	3,414,735
5.25%, 07/15/2044	1,140,000	1,318,857
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	185,719
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	1,205,000	1,226,895
		7,641,823

Food Distributors–0.01%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	365,000	384,619

Food Retail–0.01%

Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	324,000	330,075

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Gas Utilities–0.03%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	$124,000	$128,030
5.88%, 08/20/2026	298,000	305,450
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	94,000	91,650
6.75%, 01/15/2022	115,000	111,550
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	381,000	382,905
		1,019,585

General Merchandise Stores–0.01%

Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	134,000	142,375

Health Care Equipment–0.96%

Becton, Dickinson and Co., Sr. Unsec. Notes, 2.89%, 06/06/2022	7,310,000	7,328,871
3.36%, 06/06/2024	5,074,000	5,083,438
3.70%, 06/06/2027	6,866,000	6,892,843
4.67%, 06/06/2047	8,813,000	8,958,251
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	190,000	195,462
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	39,000	40,170
		28,499,035

Health Care Facilities–0.16%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	105,000	112,088
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	264,000	269,280
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	244,000	253,760
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	132,737	118,800
8.00%, 11/15/2019	160,000	161,800
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	142,187
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	136,000	151,300
6.50%, 02/15/2020	675,000	742,500
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	690,000	754,687
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	130,000	136,987
5.88%, 02/15/2026	160,000	174,200
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	193,000	201,685

	Principal Amount	Value

Health Care Facilities–(continued)

LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	$194,000	$197,395
5.88%, 12/01/2023	23,000	23,805
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	23,000	25,099
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	180,000	193,950
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	117,000	117,000
8.00%, 08/01/2020	842,000	860,945
8.13%, 04/01/2022	215,000	228,169
		4,865,637

Health Care REIT’s–0.82%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	9,288,000	9,717,301
4.25%, 11/15/2023	5,830,000	6,132,376
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	3,666,000	3,744,223
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,833,491
Welltower Inc., Sr. Unsec. Notes, 5.25%, 01/15/2022	1,626,000	1,795,063
		24,222,454

Health Care Services–0.05%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	163,000	166,260
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	430,000	429,462
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38%, 05/15/2022(b)(d)	184,000	190,440
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	287,000	292,023
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	359,000	385,925
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	160,000	156,200
		1,620,310

Home Entertainment Software–0.10%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	2,790,000	2,916,010

Home Improvement Retail–0.01%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	235,000	224,425

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Homebuilding–0.78%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	$263,000	$269,575
Beazer Homes USA Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/15/2025(b)	296,000	309,320
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	40,000	47,700
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	107,000	110,879
5.38%, 10/01/2022	157,000	168,971
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	20,000	22,825
Lennar Corp., Sr. Unsec. Gtd. Global Bonds, 4.13%, 01/15/2022	3,625,000	3,724,687
Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	310,000	323,563
Sr. Unsec. Gtd. Notes, 4.50%, 04/30/2024	3,439,000	3,507,780
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	9,960,000	9,250,350
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	83,000	88,395
7.15%, 04/15/2020	55,000	61,188
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	68,000	72,420
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 03/15/2027	5,054,000	5,211,937
		23,169,590

Hotel and Resort REIT’s–0.18%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	2,775,000	2,915,827
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,280,000	2,396,173
		5,312,000

Hotels, Resorts & Cruise Lines–0.01%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	290,000	323,169

Household Products–0.50%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,686,000	14,079,472
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	42,000	43,628
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	218,000	234,895
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	305,000	326,350
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	97,000	100,516
		14,784,861

	Principal Amount	Value

Housewares & Specialties–0.18%

Newell Brands Inc., Sr. Unsec. Global Notes, 3.85%, 04/01/2023	$4,952,000	$5,227,155

Hypermarkets & Super Centers–1.41%

Costco Wholesale Corp., Sr. Unsec. Global Notes, 2.15%, 05/18/2021	19,090,000	19,199,481
2.75%, 05/18/2024	13,035,000	13,122,967
3.00%, 05/18/2027	9,576,000	9,639,206
		41,961,654

Independent Power Producers & Energy Traders–0.08%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 03/15/2024	85,000	88,188

5.50%, 04/15/2025	742,000	773,535
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	143,000	140,497

5.50%, 02/01/2024	134,000	129,310

5.75%, 01/15/2025	766,000	730,572
Capex S.A. (Argentina), Sr. Unsec. Notes, 6.88%, 05/15/2024(b)	150,000	151,500
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	100,000	99,000
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	240,000	240,600
6.63%, 01/15/2027	147,000	144,795
		2,497,997

Industrial Conglomerates–0.01%

Alfa S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Euro Notes, 6.88%, 03/25/2044(b)	300,000	321,000

Industrial Machinery–0.00%

Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	34,000	34,850

Integrated Oil & Gas–0.92%
Cenovus Energy Inc. (Canada), Sr. Unsec. Notes, 4.25%, 04/15/2027(b)	2,781,000	2,777,524
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.38%, 06/26/2026	300,000	310,312
5.88%, 09/18/2023	600,000	656,250
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.38%, 05/20/2023	300,000	287,250
5.38%, 01/27/2021	300,000	306,750
6.13%, 01/17/2022	5,753,000	6,011,885
7.25%, 03/17/2044	101,000	100,242
7.38%, 01/17/2027	200,000	215,250

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Integrated Oil & Gas–(continued)

Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	$200,000	$210,813
Sr. Unsec. Gtd. Global Notes, 6.50%, 06/02/2041	550,000	562,137
6.75%, 09/21/2047	4,430,000	4,560,207
6.88%, 08/04/2026	300,000	337,797
Sr. Unsec. Gtd. Notes, 5.38%, 03/13/2022(b)	3,901,000	4,156,406
6.50%, 03/13/2027(b)	6,020,000	6,587,475
PTT PCL (Thailand), REGS, Sr. Unsec. Euro Notes, 3.38%, 10/25/2022(b)	300,000	307,521
		27,387,819

Integrated Telecommunication Services–1.70%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	4,505,000	4,436,121
4.75%, 05/15/2046	5,080,000	4,911,136
5.25%, 03/01/2037	5,465,000	5,748,934
5.70%, 03/01/2057	5,620,000	6,081,810
Sr. Unsec. Notes, 3.95%, 01/15/2025	1,021,000	1,040,280
4.45%, 04/01/2024	3,183,000	3,368,338
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	150,000	162,000
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	122,000	133,895
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	92,000	96,715
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.88%, 09/15/2020	23,000	24,466
10.50%, 09/15/2022	120,000	118,200
11.00%, 09/15/2025	410,000	384,375
Ooredoo International Finance Ltd. (Qatar), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.00%, 10/19/2025(b)	200,000	221,028
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	916,000	960,655
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	200,000	216,750
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	405,000	448,031
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	1,108,000	1,203,565

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	$82,000	$88,560
7.20%, 07/18/2036	160,000	184,800
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	340,000	363,800
Verizon Communications Inc., Sr. Unsec. Global Bonds, 5.25%, 03/16/2037	3,760,000	4,015,353
Sr. Unsec. Global Notes, 1.75%, 08/15/2021	1,397,000	1,360,503
4.13%, 08/15/2046	1,701,000	1,509,985
4.52%, 09/15/2048	12,527,000	11,777,052
5.01%, 08/21/2054	1,698,000	1,679,345
		50,535,697

Internet & Direct Marketing Retail–0.15%

Expedia, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 02/15/2026	3,855,000	4,196,673
JD.com, Inc. (China), Sr. Unsec. Global Notes, 3.13%, 04/29/2021	300,000	300,620
		4,497,293

Internet Software & Services–0.21%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 3.60%, 11/28/2024	200,000	206,176
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/2019(b)	5,779,000	5,911,166
		6,117,342

Investment Banking & Brokerage–1.22%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,896,000	2,116,856
Goldman Sachs Group Inc. (The), Sr. Unsec. Medium-Term Global Notes, 7.50%, 02/15/2019	1,921,000	2,093,281
Sr. Unsec. Global Notes, 3.75%, 05/22/2025	5,776,000	5,937,121
Jefferies Group LLC, Sr. Unsec. Global Notes, 4.85%, 01/15/2027	3,780,000	3,959,401
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 5.50%, 07/28/2021	4,875,000	5,434,038
Series F, Unsec. Sub. Medium-Term Global Notes, 4.35%, 09/08/2026	5,000,000	5,249,410
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	10,915,000	11,556,022
		36,346,129

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Leisure Facilities–0.01%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	$115,000	$120,894
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	177,000	178,991
		299,885

Life & Health Insurance–0.74%

Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00% (b)(c)	3,335,000	3,376,687
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	57,026
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,200,000	2,233,798
Series C, Jr. Unsec. Sub. Global Notes, 5.25% (c)	8,176,000	8,560,272
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 5.63%, 06/15/2043	5,479,000	5,985,807
8.88%, 06/15/2068	1,640,000	1,756,850
		21,970,440

Managed Health Care–0.09%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	65,000	67,113
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	120,000	121,500
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,086,000	2,206,722
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	265,000	280,237
		2,675,572

Marine Ports & Services–0.03%

DP World Ltd. (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/02/2037(b)	200,000	240,178
PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Notes, 4.25%, 05/05/2025(b)	200,000	201,750
REGS, Sr. Unsec. Euro Notes, 4.25%, 05/05/2025(b)	300,000	304,728
		746,656

Metal & Glass Containers–0.03%

Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	208,000

	Principal Amount	Value

Metal & Glass Containers–(continued)

Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	$455,000	$494,812
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	60,000	64,050
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	87,000	91,024
		857,886

Movies & Entertainment–0.51%

21st Century Fox America, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2046	2,840,000	2,961,059
6.55%, 03/15/2033	180,000	225,382
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	310,000	322,400
Globo Comunicação e Participações S.A. (Brazil), Sr. Sec. Notes, 5.13%, 03/31/2027(b)	267,000	265,395
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	183,000	192,379
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	2,100,000	2,224,066
Viacom Inc., Jr. Unsec. Sub. Global Notes, 5.88%, 02/28/2057	4,620,000	4,793,250
6.25%, 02/28/2057	2,220,000	2,300,475
Sr. Unsec. Global Notes, 3.45%, 10/04/2026	2,032,000	1,966,685
		15,251,091

Multi-Line Insurance–0.95%

AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	6,594,000	6,650,587
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	2,690,000	2,687,294
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	5,670,000	5,865,453
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	5,165,000	5,384,288
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	2,185,000	2,371,349
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	5,097,000	5,340,254
		28,299,225

Office REIT’s–0.14%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,805,000	2,878,805
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	1,290,000	1,324,637
		4,203,442

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Office Services & Supplies–0.32%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.38%, 10/01/2021	$8,285,000	$8,250,667
4.63%, 03/15/2024	1,070,000	1,103,976
		9,354,643

Oil & Gas Drilling–0.02%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	220,000	182,050
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	193,000	179,490
Sr. Unsec. Gtd. Notes, 7.75%, 12/15/2023(b)	19,000	19,713
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	170,000	145,350
Vantage Drilling International, Sr. Sec. Second Lien Notes, 10.00%, 12/31/2020(b)	9,000	8,685
		535,288

Oil & Gas Equipment & Services–0.02%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	85,000	85,850
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	223,000	222,443
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	222,000	207,015
8.25%, 06/15/2023	62,000	66,650
		581,958

Oil & Gas Exploration & Production–1.29%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.55%, 03/15/2026	4,878,000	5,477,665
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	318,000	328,335
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	104,000	78,260
Callon Petroleum Co., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2024(b)	300,000	312,000
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	215,009
CNOOC Finance (2015) U.S.A. LLC (China), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/05/2025	400,000	403,974
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	1,907,000	1,954,675
5.50%, 04/01/2023	7,162,000	7,430,575

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	$270,000	$253,800
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	80,000	58,000
Dolphin Energy Ltd. (United Arab Emirates), REGS, Sr. Sec. Euro Bonds, 5.50%, 12/15/2021(b)	200,000	223,710
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	152,000	158,460
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/2023	35,000	35,350
Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	294,000	288,855
Hess Corp., Sr. Unsec. Global Notes, 5.80%, 04/01/2047	2,071,000	2,203,290
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec. Notes, 4.75%, 04/19/2027(b)	3,520,000	3,564,880
5.75%, 04/19/2047(b)	6,982,000	6,877,270
REGS, Sr. Unsec. Medium-Term Euro Notes, 4.40%, 04/30/2023(b)	600,000	612,926
6.38%, 04/09/2021(b)	400,000	442,648
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	484,000	513,040
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	254,000	257,492
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	316,000	334,170
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	207,980
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	79,000	77,420
Sr. Unsec. Notes, 6.88%, 03/01/2021	355,000	376,300
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	324,000	309,825
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	175,000	187,906
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	251,000	254,765
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	124,000	123,070
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	342,000	319,770

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Sec. Bonds, 4.00%, 08/15/2026(b)	$3,800,000	$3,699,059
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	406,000	404,985
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(b)	237,000	231,075
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	204,000	198,135
		38,414,674

Oil & Gas Refining & Marketing–0.02%

Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	259,417
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	301,000	318,307
		577,724

Oil & Gas Storage & Transportation–5.31%

Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	307,000	315,826
Cheniere Corpus Christi Holdings, LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 06/30/2027(b)	169,000	171,958
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	512,000	549,120
Energy Transfer, LP, Sr. Unsec. Notes, 4.20%, 04/15/2027	3,519,000	3,588,769
4.75%, 01/15/2026	9,668,000	10,238,702
5.30%, 04/15/2047	7,439,000	7,495,224
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	2,255,000	2,319,552
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	93,000	98,580
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Global Notes, 3.95%, 09/01/2022	600,000	628,416
Sr. Unsec. Gtd. Notes, 2.65%, 02/01/2019	6,243,000	6,310,914
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	16,441,000	21,193,764
7.80%, 08/01/2031	2,350,000	3,040,726
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	22,197,000	23,660,615
Sr. Unsec. Global Notes, 4.88%, 06/01/2025	125,000	134,141
5.50%, 02/15/2023	13,589,000	14,039,136

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/01/2025(b)	$129,000	$123,195
ONEOK, Inc., Sr. Unsec. Global Notes, 4.25%, 02/01/2022	5,040,000	5,204,571
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.60%, 11/01/2024	2,268,000	2,246,207
Sr. Unsec. Bonds, 4.50%, 12/15/2026	1,657,000	1,707,107
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.00%, 03/15/2027	4,086,000	4,372,020
5.63%, 04/15/2023	3,000,000	3,346,875
5.63%, 03/01/2025	822,000	912,420
Sr. Sec. First Lien Notes, 4.20%, 03/15/2028(b)	14,628,000	14,865,705
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(b)	185,000	184,538
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	145,000	150,256
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(b)	242,000	251,377
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	356,000	389,820
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	32,000	34,040
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	469,000	484,184
Sr. Unsec. Notes, 7.88%, 09/01/2021	65,000	76,375
Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	5,671,000	5,844,632
Sr. Unsec. Notes, 3.75%, 06/15/2027	5,418,000	5,415,237
4.13%, 11/15/2020	3,708,000	3,908,160
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/2023	13,990,000	14,470,906
		157,773,068

Other Diversified Financial Services–0.04%

Energuate Trust (Guatemala), Sr. Unsec. Gtd. Notes, 5.88%, 05/03/2027(b)	200,000	204,250
Fondo MIVIVIENDA S.A. (Peru), REGS, Sr. Unsec. Euro Notes, 3.50%, 01/31/2023(b)	300,000	304,200
Majapahit Holding B.V. (Indonesia), REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/2020(b)	200,000	224,760

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Other Diversified Financial Services–(continued)

Minmetals Bounteous Finance (BVI) Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds, 3.13%, 07/27/2021(b)	$300,000	$301,173
Peru Enhanced Pass-Through Finance Ltd. (Peru), REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00%, 06/02/2025(b)(e)	300,000	253,312
		1,287,695

Packaged Foods & Meats–0.47%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	173,000	179,920
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	250,000	235,000
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	4,780,000	4,566,329
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	248,000	255,440
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	350,000	375,375
Tyson Foods, Inc., Sr. Unsec. Global Notes, 3.55%, 06/02/2027	4,177,000	4,218,041
4.55%, 06/02/2047	3,878,000	3,989,068
		13,819,173

Paper Packaging–0.01%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	240,000	253,500

Paper Products–0.20%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	5,664,000	5,635,680
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 7.75%, 12/01/2022	105,000	113,400
Sr. Unsec. Notes, 6.50%, 02/01/2024(b)	77,000	80,465
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	114,000	116,707
		5,946,252

Pharmaceuticals–0.61%

Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	2,492,000	3,470,350
Eli Lilly and Co., Sr. Unsec. Global Notes, 2.35%, 05/15/2022	4,124,000	4,156,988
3.10%, 05/15/2027	1,385,000	1,404,203
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	185,250

	Principal Amount	Value

Pharmaceuticals–(continued)

Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.95%, 06/15/2026	$3,844,000	$3,863,424
5.25%, 06/15/2046	4,127,000	4,372,468
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	55,000	44,619
5.63%, 12/01/2021(b)	280,000	241,500
5.88%, 05/15/2023(b)	33,000	27,060
6.13%, 04/15/2025(b)	175,000	140,438
6.75%, 08/15/2018(b)	18,000	18,225
7.00%, 10/01/2020(b)	88,000	84,260
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 7.00%, 03/15/2024(b)	150,000	159,001
		18,167,786

Property & Casualty Insurance–0.30%

Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	3,105,000	3,260,596
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	3,499,000	3,916,679
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	1,320,000	1,602,150
		8,779,425

Railroads–0.03%

Autoridad del Canal de Panamá (Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	300,000	325,500
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	202,000	209,575
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	300,000	322,350
		857,425

Regional Banks–0.49%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	241,000	260,883
5.00%, 08/01/2023	186,000	200,299
Huntington Bancshares, Inc., Sr. Unsec. Global Notes, 2.30%, 01/14/2022	9,445,000	9,291,660
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13% (c)	4,668,000	4,808,040
		14,560,882

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Reinsurance–0.06%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$1,650,000	$1,810,064

Renewable Electricity–0.04%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	1,194,000	1,185,265

Research & Consulting Services–0.01%

IHS Markit Ltd., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/2022(b)	174,000	186,615

Residential REIT’s–0.07%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	2,135,000	2,214,484

Restaurants–0.85%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	7,755,000	8,094,281
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	14,340,000	14,823,975
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	158,000	166,492
Brinker International Inc., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2024(b)	2,114,000	2,138,011
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	95,000	101,769
		25,324,528

Retail REIT’s–0.18%

Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	5,360,000	5,309,249

Semiconductors–1.63%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	4,975,000	5,076,940
4.50%, 12/05/2036	1,230,000	1,261,013
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.00%, 01/15/2022(b)	18,410,000	18,559,581
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	187,000	196,818
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(b)	4,702,000	5,101,670
5.75%, 03/15/2023(b)	2,120,000	2,245,875
Sr. Unsec. Notes, 3.88%, 09/01/2022(b)	13,736,000	14,322,143
QUALCOMM Inc., Sr. Unsec. Global Notes, 3.00%, 05/20/2022	1,652,000	1,698,200
		48,462,240

	Principal Amount	Value

Sovereign Debt–1.25%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 5.63%, 01/26/2022	$6,148,000	$6,420,519
6.25%, 04/22/2019	9,010,000	9,510,055
6.88%, 01/26/2027	250,000	266,183
Black Sea Trade and Development Bank (The) (Supranational), Sr. Unsec. Notes, 4.88%, 05/06/2021(b)	200,000	211,651
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 5.63%, 01/07/2041	100,000	97,750
7.13%, 01/20/2037	50,000	57,625
Colombia Government International Bond (Colombia), Sr. Unsec. Global Notes, 3.88%, 04/25/2027	300,000	303,075
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	241,000	250,037
Ecuador Government International Bond (Ecuador), Sr. Unsec. Bonds, 8.75%, 06/02/2023(b)	400,000	396,288
Sr. Unsec. Notes, 9.63%, 06/02/2027(b)	300,000	298,416
Egypt Government International Bond (Egypt), Sr. Unsec. Notes, 6.13%, 01/31/2022(b)	249,000	256,041
El Salvador Government International Bond (El Salvador), Sr. Unsec. Notes, 8.63%, 02/28/2029(b)	63,000	64,864
Guatemala Government Bond (Guatemala), Sr. Unsec. Notes, 4.50%, 05/03/2026(b)	200,000	201,492
Honduras Government International Bond (Honduras), Sr. Unsec. Notes, 6.25%, 01/19/2027(b)	5,006,000	5,207,199
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 02/21/2023	300,000	334,266
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.13%, 01/15/2025(b)	300,000	310,153
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 8.00%, 03/15/2039	200,000	238,898
Jordan Government International Bond (Jordan), Sr. Unsec. Notes, 5.75%, 01/31/2027(b)	200,000	200,437
KSA Sukuk Ltd. (Saudi Arabia), Sr. Unsec. Notes, 2.89%, 04/20/2022(b)	5,884,000	5,904,056
3.63%, 04/20/2027(b)	200,000	203,742

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.15%, 03/28/2027	$500,000	$516,564
Sr. Unsec. Medium-Term Global Notes, 4.75%, 03/08/2044	200,000	198,800
Oman Government International Bond (Oman), Sr. Unsec. Notes, 5.38%, 03/08/2027(b)	200,000	208,973
6.50%, 03/08/2047(b)	200,000	215,970
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	200,000	206,000
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 3.95%, 01/20/2040	200,000	206,790
Provincia de Buenos Aires (Argentina), Sr. Unsec. Notes, 7.88%, 06/15/2027(b)	2,140,000	2,255,860
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.25%, 04/06/2026	85,000	86,436
4.00%, 01/22/2024	150,000	160,714
Saudi Government International Bond (Saudi Arabia), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.25%, 10/26/2026(b)	700,000	692,744
Senegal Government International Bond (Senegal), Unsec. Notes, 6.25%, 05/23/2033(b)	390,000	391,950
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	300,000	343,717
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Notes, 6.20%, 05/11/2027(b)	200,000	204,250
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	200,000	195,272
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 4.88%, 04/16/2043	200,000	181,293
6.88%, 03/17/2036	50,000	57,211
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Bonds, 4.13%, 11/20/2045	150,000	136,500
5.10%, 06/18/2050	150,000	150,094
		37,141,885

	Principal Amount	Value

Specialized Consumer Services–0.08%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	$2,151,000	$2,234,351
Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	206,996
		2,441,347

Specialized Finance–2.07%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	41,843,000	44,248,972
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	1,340,000	1,401,975
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	8,891,000	8,831,217
3.38%, 06/01/2021	3,965,000	4,093,145
3.88%, 04/01/2021	2,425,000	2,543,208
Aircastle Ltd., Sr. Unsec. Global Notes, 4.13%, 05/01/2024	86,000	88,043
7.63%, 04/15/2020	55,000	62,631
Sr. Unsec. Notes, 5.00%, 04/01/2023	327,000	351,116
		61,620,307

Specialized REIT’s–0.73%

American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	718,000	776,696
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	4,419,000	4,711,551
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(b)	57,000	58,496
5.38%, 03/15/2027(b)	57,000	58,853
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	2,244,000	2,286,423
4.50%, 06/01/2027	4,740,000	4,765,290
7.75%, 07/15/2020	4,692,000	5,359,606
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	1,345,000	1,494,386
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	506,000	551,540
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	205,000	222,937
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	245,000	256,637
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	445,000	481,156

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Specialized REIT’s–(continued)

Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	$201,000	$197,483
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 09/01/2024(b)	316,000	321,135
		21,542,189

Specialty Chemicals–0.29%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	180,000	188,100
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	310,000	321,625
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	120,000	136,950
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	134,000	155,775
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	276,000	290,835
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	101,486
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 3.13%, 06/01/2024	3,501,000	3,540,917
3.45%, 06/01/2027	3,880,000	3,931,406
		8,667,094

Steel–0.62%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	168,000	189,000
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 4.75%, 05/15/2022(b)	3,054,000	3,091,024
5.13%, 05/15/2024(b)	5,130,000	5,196,577
KOKS OAO Via KOKS Finance DAC (Russia), Sr. Unsec. Notes, 7.50%, 05/04/2022(b)	288,000	294,315
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	258,000	263,805
5.13%, 10/01/2021	2,592,000	2,682,720
United States Steel Corp., Sr. Unsec. Notes, 6.88%, 04/01/2021	189,000	194,670
Vale Canada Ltd. (Brazil), Sr. Unsec. Global Bonds, 7.20%, 09/15/2032	200,000	216,791
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.25%, 08/10/2026	5,700,000	6,198,750
		18,327,652

Systems Software–0.13%

Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	3,476,000	3,683,792
Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(b)	188,000	195,925
		3,879,717

	Principal Amount	Value

Technology Distributors–0.40%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	$5,031,000	$5,163,999
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	158,000	163,135
Tech Data Corp., Sr. Unsec. Notes, 4.95%, 02/15/2027	6,175,000	6,518,574
		11,845,708

Technology Hardware, Storage & Peripherals–0.65%

Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	2,965,000	3,096,870
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	7,684,000	8,468,878
8.35%, 07/15/2046(b)	4,166,000	5,410,495
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	413,000	462,044
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	118,000	133,045
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	1,540,000	1,486,100
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	275,000	324,156
		19,381,588

Tobacco–0.00%

Alliance One International, Inc., Sr. Sec. Gtd. First Lien Notes, 8.50%, 04/15/2021(b)	73,000	76,468

Trading Companies & Distributors–0.03%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	150,000	157,125
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	212,500
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	102,000	109,395
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	130,000	137,637
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	222,000	229,215
5.88%, 09/15/2026	40,000	42,550
6.13%, 06/15/2023	60,000	63,600
		952,022

Trucking–0.03%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	250,000	231,875
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	110,000	110,000
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	426,000	404,700
6.75%, 04/15/2019	165,000	165,000
7.38%, 01/15/2021	85,000	80,325
		991,900

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–1.12%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	$1,115,000	$1,359,869
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	500,000	534,375
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	700,000	730,745
MTN (Mauritius) Investments Ltd. (South Africa), REGS, Sr. Unsec. Gtd. Euro Notes, 6.50%, 10/13/2026(b)	200,000	209,850
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	2,955,000	3,304,522
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	105,000	116,156
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	179,000	203,612
7.63%, 02/15/2025	90,000	103,725
7.88%, 09/15/2023	805,000	932,794
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	24,498,000	24,919,315
Turkcell Iletisim Hizmetleri A.S. (Turkey), Sr. Unsec. Notes, 5.75%, 10/15/2025(b)	330,000	347,325
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	200,000	209,500
Sr. Sec. Gtd. First Lien Notes, 4.75%, 07/15/2020(b)	300,000	304,500
		33,276,288
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,505,513,476)		1,540,495,482

U.S. Government Sponsored Agency Mortgage-Backed Securities–16.32%

Collateralized Mortgage Obligations–0.10%

Fannie Mae REMICs, IO, 7.00%, 05/25/2033	13,431	3,454
6.00%, 07/25/2033	9,408	1,834
Freddie Mac Multifamily Securitization, Series K038, Class X1, Variable Rate Pass Through Ctfs., 1.34%, 03/25/2024(f)	25,600,244	1,675,136
Ginnie Mae REMICs, IO, 1.54%, 09/20/2064(f)	11,639,303	1,161,111
		2,841,535

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–6.22%

Pass Through Ctfs., 6.50%, 10/01/2017 to 09/01/2036	$403,661	$449,496
6.00%, 07/01/2019 to 02/01/2034	362,765	406,570
7.00%, 07/01/2019 to 10/01/2034	1,706,969	1,939,757
3.50%, 08/01/2026	997,422	1,051,218
7.50%, 05/01/2030 to 05/01/2035	904,151	1,058,239
8.50%, 08/01/2031	54,829	66,247
3.00%, 02/01/2032	2,982,033	3,081,541
8.00%, 08/01/2032	47,293	56,116
5.50%, 01/01/2034 to 07/01/2040	3,112,431	3,483,449
5.00%, 07/01/2034 to 06/01/2040	3,546,238	3,919,474
4.50%, 02/01/2040 to 10/01/2046	39,606,014	43,203,639
Pass Through Ctfs., ARM, 3.54%, 12/01/2036(f)	114,448	120,303
3.68%, 02/01/2037(f)	31,965	34,066
3.38%, 05/01/2037(f)	326,331	346,265
Pass Through Ctfs., TBA, 3.50%, 07/01/2047(g)	87,000,000	89,644,861
4.00%, 07/01/2047(g)	34,000,000	35,832,165
		184,693,406

Federal National Mortgage Association (FNMA)–6.74%

Pass Through Ctfs., 5.00%, 03/01/2018 to 12/01/2039	953,827	1,052,853
5.50%, 11/01/2018 to 06/01/2040	1,840,236	2,065,289
7.50%, 03/01/2021 to 08/01/2037	898,401	1,063,618
8.00%, 08/01/2021 to 04/01/2033	93,138	113,511
6.00%, 03/01/2022 to 10/01/2039	57,170	62,288
6.50%, 07/01/2028 to 01/01/2037	187,322	210,157
7.00%, 07/01/2029 to 02/01/2034	608,801	685,961
9.50%, 04/01/2030	16,624	19,243
3.50%, 12/01/2030 to 11/01/2046	42,641,265	44,361,007
8.50%, 10/01/2032	87,010	108,347
3.00%, 08/01/2043	4,813,212	4,861,891
Pass Through Ctfs., ARM, 2.93%, 05/01/2035(f)	347,390	366,592
3.28%, 01/01/2037(f)	221,091	231,120
3.37%, 03/01/2038(f)	115,592	121,561
Pass Through Ctfs., TBA, 2.50%, 07/01/2032(g)	40,620,000	40,973,418
3.00%, 07/01/2032 to 07/01/2047(g)	38,660,000	39,684,846
3.50%, 07/01/2045(g)	18,500,000	19,064,309
4.00%, 07/01/2047(g)	43,000,000	45,323,010
		200,369,021

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Government National Mortgage Association (GNMA)–3.26%

Pass Through Ctfs., 7.50%, 06/15/2023 to 05/15/2032	$20,477	$21,842
9.00%, 09/15/2024 to 10/15/2024	14,349	14,407
8.50%, 02/15/2025	5,816	5,837
8.00%, 08/15/2025 to 09/15/2026	36,860	38,682
6.56%, 01/15/2027	135,397	149,766
7.00%, 10/15/2028 to 09/15/2032	317,870	358,532
6.00%, 11/15/2028 to 02/15/2033	79,446	91,043
6.50%, 01/15/2029 to 09/15/2034	198,625	220,541
5.50%, 06/15/2035	101,672	115,000
5.00%, 07/15/2035 to 08/15/2035	60,061	66,045
Pass Through Ctfs., ARM, 2.38%, 01/20/2025(f)	39,406	40,465
2.13%, 05/20/2025(f)	11,923	12,273
3.00%, 06/20/2025(f)	7,297	7,515
Pass Through Ctfs., TBA, 3.00%, 07/01/2047(g)	59,000,000	59,999,082
4.00%, 07/01/2047(g)	33,930,000	35,849,166
		96,990,196
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $483,389,008)		484,894,158

U.S. Treasury Securities–13.74%

U.S. Treasury Bills–0.40%(h)(i)

0.87%, 08/10/2017	370,000	369,349
0.89%, 08/10/2017	11,500,000	11,479,761
		11,849,110

U.S. Treasury Notes–7.49%

1.50%, 05/15/2020	9,909,400	9,928,367
1.75%, 05/31/2022	118,030,500	118,014,330
2.00%, 05/31/2024	41,621,200	41,565,927
2.38%, 05/15/2027	52,226,700	53,004,982
		222,513,606

U.S. Treasury Inflation - Indexed Notes–1.80%

0.13%, 04/15/2021	52,974,960	53,398,654

U.S. Treasury Bonds–4.05%

3.00%, 02/15/2047	117,411,700	120,431,881
Total U.S. Treasury Securities (Cost $404,505,588)		408,193,251

Asset-Backed Securities–11.49%

Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 3.39%, 02/25/2035(f)	2,765,723	2,766,786
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 3.43%, 05/25/2035(f)	1,762,424	1,750,913
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(f)	4,394,000	4,664,742

	Principal Amount	Value
Banc of America Mortgage Trust, Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.92%, 01/25/2036(f)	$1,655,939	$1,514,246
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.89%, 05/15/2032(b)(f)	3,730,000	3,736,134
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.92%, 08/25/2033(f)	304,758	302,951
Series 2004-10, Class 21A1 Variable Rate Pass Through Ctfs., 3.49%, 01/25/2035(f)	1,061,992	1,076,409
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.26%, 03/25/2035(f)	3,873,310	3,917,238
Series 2005-2, Class A2, Floating Rate Pass Through Ctfs., 3.64%, 03/25/2035(f)	1,847,722	1,871,502
Series 2005-5, Class A1, Floating Rate Pass Through Ctfs., 2.58%, 08/25/2035(f)	2,909,486	2,961,076
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 2.91%, 02/25/2036(f)	1,120,017	1,119,083
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 3.28%, 11/25/2034(f)	3,233,913	3,197,063
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class AJ, Variable Rate Pass Through Ctfs., 5.61%, 09/11/2041(f)	74,460	74,926
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, Floating Rate Pass Through Ctfs., 2.55%, 11/30/2026(b)(f)	7,083,333	7,100,541
Carlyle Global Market Strategies CLO Ltd, Series 2014-1A, Class AR, Floating Rate Pass Through Ctfs., 2.46%, 04/17/2025(b)(f)	10,000,000	10,033,047
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 2.39%, 12/15/2027(b)(f)	677,505	679,391
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 2.59%, 11/07/2026(b)(f)	11,785,000	11,825,920
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.95%, 12/15/2047(b)(f)	5,000,000	5,554,987
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, Pass Through Ctfs., 3.37%, 03/13/2035(b)	1,647,256	1,717,747

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.74%, 04/25/2045(b)(f)	$3,410,897	$3,444,629
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.70%, 12/25/2045(b)(f)	5,770,143	5,811,119
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class B, Pass Through Ctfs., 4.29%, 09/10/2045(b)	1,300,000	1,376,634
Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.60%, 04/10/2046(b)(f)	752,554	705,288
Series 2015-GC27, Class A5, Pass Through Ctfs., 3.14%, 02/10/2048	1,233,335	1,252,045
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Variable Rate Pass Through Ctfs., 3.12%, 09/25/2034(f)	2,181,569	2,123,074
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 3.21%, 08/25/2034(f)	807,903	787,975
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A, Variable Rate Pass Through Ctfs., 6.33%, 12/10/2049(f)	2,107,617	2,123,997
Commercial Mortgage Trust, Series 2013-SFS, Class A1, Pass Through Ctfs., 1.87%, 04/12/2035(b)	533,371	527,765
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 2.04%, 06/08/2030(b)(f)	2,875,000	2,885,473
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(f)	5,267,000	5,635,125
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	4,595,000	4,657,290
Series 2016-GCT, Class C, Variable Rate Pass Through Ctfs., 3.58%, 08/10/2029(b)(f)	2,115,000	2,147,551
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 1.70%, 06/25/2033(f)	160,703	155,860
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	502,013	441,822
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 3.32%, 06/25/2034(f)	2,563,257	2,551,160
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, Pass Through Ctfs., 3.72%, 08/15/2048	1,125,283	1,186,209

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, Variable Rate Pass Through Ctfs., 5.87%, 11/10/2046(b)(f)	$638,333	$677,934
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, Variable Rate Pass Through Ctfs., 3.72%, 06/27/2037(b)(f)	9,647,203	9,771,357
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	120,615	121,556
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	257,413	210,839
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.80%, 04/19/2036(f)	1,210,653	1,121,515
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 2.54%, 02/15/2027(b)(f)	5,000,000	5,010,278
GS Mortgage Securities Corp II, Series 2013-KING, Class A, Pass Through Ctfs., 2.71%, 12/10/2027(b)	1,487,038	1,509,833
GS Mortgage Securities Trust, Series 2013-G1, Class A1, Pass Through Ctfs., 2.06%, 04/10/2031(b)	995,769	974,613
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, Variable Rate Pass Through Ctfs., 3.24%, 09/25/2035(f)	536,942	517,965
H/2 Asset Funding Ltd. (Cayman Islands), Series 2015-1A, Class AFL, Floating Rate Pass Through Ctfs., 2.68%, 06/24/2049(b)(f)	948,438	944,579
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 1.46%, 06/20/2035(f)	31,700	30,881
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class B, Floating Rate Pass Through Ctfs., 2.70%, 11/15/2029(b)(f)	3,998,000	4,015,746
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1BR, Pass Through Ctfs., 2.97%, 01/25/2027 (Acquired 04/27/2017; Cost $15,847,000)(b)	15,847,000	15,847,000
JFIN CLO Ltd., Series 2007-1A, Class C, Floating Rate Pass Through Ctfs., 2.41%, 07/20/2021(b)(f)	2,232,663	2,238,514

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class AM, Variable Rate Pass Through Ctfs., 5.98%, 02/12/2049(f)	$375,948	$377,590
Series 2007-LD12, Class AM, Variable Rate Pass Through Ctfs., 6.26%, 02/15/2051(f)	500,220	506,471
Series 2011-C5, Class D, Variable Rate Pass Through Ctfs., 5.59%, 08/15/2046(b)(f)	452,400	461,286
Series 2012-CBX, Class E, Variable Rate Pass Through Ctfs., 5.39%, 06/15/2045(b)(f)	613,211	620,352
Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(f)	5,000,000	5,192,495
Series 2013-LC11, Class C, Variable Rate Pass Through Ctfs., 3.96%, 04/15/2046(f)	2,864,000	2,852,973
JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 3.14%, 06/25/2035(f)	1,085,152	1,070,488
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.50%, 06/25/2035(f)	1,257,944	1,235,403
Series 2005-A5, Class 1A2, Variable Rate Pass Through Ctfs., 3.29%, 08/25/2035(f)	1,623,394	1,622,006
Series 2005-A6, Class 7A1, Variable Rate Pass Through Ctfs., 3.18%, 08/25/2035(f)	978,214	944,828
Series 2007-A4, Class 3A1, Variable Rate Pass Through Ctfs., 3.41%, 06/25/2037(f)	1,526,634	1,365,990
Series 2015-3, Class B2, Variable Rate Pass Through Ctfs., 3.69%, 05/25/2045(b)(f)	9,499,674	9,359,725
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 5.05%, 01/15/2047(f)	12,750,000	13,290,879
Series 2015-C31, Class A3, Pass Through Ctfs., 3.80%, 08/15/2048	1,064,445	1,126,291
Series 2016-C1, Class B, Variable Rate Pass Through Ctfs., 4.90%, 03/15/2049(f)	5,083,000	5,557,323
Katonah Ltd. (Cayman Islands), Series 2007-IA, Class A2L, Floating Rate Pass Through Ctfs., 2.65%, 04/23/2022(b)(f)	2,630,000	2,637,371
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	349,237	336,302
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	596,411	597,501
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 1.28%, 11/25/2035(f)	1,171,316	1,086,356

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 3.18%, 11/25/2035(f)	$1,573,540	$1,579,987
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 3.05%, 06/25/2035(f)	2,249,228	2,212,437
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(f)	2,396,568	2,401,063
Series 2014-150E, Class C, Variable Rate Pass Through Ctfs., 4.44%, 09/09/2032(b)(f)	3,350,000	3,571,072
Series 2015-XLF2, Class AFSA, Floating Rate Pass Through Ctfs., 2.94%, 08/15/2026(b)(f)	400,682	401,348
Northwoods Capital XI Ltd. (Cayman Islands), Series 2014-11A, Class AR, Floating Rate Pass Through Ctfs., 2.35%, 04/15/2025(b)(f)	18,793,000	18,816,732
Northwoods Capital XII Ltd. (Cayman Islands), Series 2014-12A, Class AR, Floating Rate Pass Through Ctfs., 2.36%, 09/15/2025(b)(f)	4,250,000	4,258,814
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 2.57%, 11/22/2025(b)(f)	4,901,622	4,919,742
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 1.56%, 08/25/2031(f)	204,353	163,040
RBSSP Resecuritization Trust, Series 2009-12, Class 17A1, Variable Rate Pass Through Ctfs., 2.96%, 10/25/2035(b)(f)	3,784,773	3,835,694
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, Floating Rate Pass Through Ctfs., 2.32%, 10/25/2026(b)(f)	5,200,000	5,202,227
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,378,865	1,327,131
Sequoia Mortgage Trust, Series 2013-3, Class A1, Pass Through Ctfs., 2.00%, 03/25/2043	1,876,580	1,785,624
Series 2013-4, Class A3, Pass Through Ctfs., 1.55%, 04/25/2043	1,535,566	1,503,525
Series 2013-7, Class A2, Pass Through Ctfs., 3.00%, 06/25/2043	1,523,918	1,519,393
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(f)	2,560,815	2,616,546

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 1.56%, 05/25/2035(f)	$41,645	$37,661
Stoney Lane Funding I Corp., Series 2007-1A, Class A2, Floating Rate Pass Through Ctfs., 1.54%, 04/18/2022(b)(f)	2,013,000	1,990,927
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 3.26%, 07/25/2034(f)	2,319,663	2,316,264
Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 3.34%, 09/25/2034(f)	1,790,705	1,775,188
Series 2004-16, Class 2A, Variable Rate Pass Through Ctfs., 3.37%, 11/25/2034(f)	5,305,455	5,303,646
Series 2004-16, Class 5A3, Variable Rate Pass Through Ctfs., 3.24%, 11/25/2034(f)	710,794	714,899
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	342,995	336,149
Symphony CLO II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 1.53%, 10/25/2020(b)(f)	5,545,000	5,549,027
Series 2006-2A, Class A3, Floating Rate Pass Through Ctfs., 1.62%, 10/25/2020(b)(f)	2,882,000	2,871,042
Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 2.02%, 12/25/2033(f)	1,086,114	998,673
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 3.13%, 04/25/2045(f)	2,222,255	2,232,968
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.98%, 07/25/2045(f)	2,626,705	2,561,549
Towd Point Mortgage Trust, Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(f)	7,847,000	7,931,821
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, Pass Through Ctfs., 3.09%, 08/10/2049	264,769	272,168
Series 2012-C4, Class A5, Pass Through Ctfs., 2.85%, 12/10/2045	532,433	539,505

	Principal Amount	Value
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.25%, 01/10/2045(b)(f)	$4,500,000	$5,054,893
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class D, Variable Rate Pass Through Ctfs., 6.03%, 05/15/2043(f)	2,751,484	2,746,721
Series 2006-C27, Class AJ, Variable Rate Pass Through Ctfs., 5.83%, 07/15/2045(f)	2,833,942	2,872,965
WaMu Mortgage Pass Through Trust, Series 2003-AR8, Class A, Variable Rate Pass Through Ctfs., 2.69%, 08/25/2033(f)	860,160	879,528
Series 2005-AR10, Class 1A3, Variable Rate Pass Through Ctfs., 2.80%, 09/25/2035(f)	364,900	373,004
Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.78%, 10/25/2035(f)	1,492,515	1,502,612
Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 3.03%, 11/25/2036(f)	971,508	914,525
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, Floating Rate Pass Through Ctfs., 2.34%, 02/15/2027(b)(f)	9,500,000	9,545,097
Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 2A1, Variable Rate Pass Through Ctfs., 2.95%, 10/25/2033(f)	787,542	797,044
Series 2004-K, Class 1A2, Variable Rate Pass Through Ctfs., 3.13%, 07/25/2034(f)	610,071	613,953
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.00%, 12/25/2034(f)	672,433	683,440
Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 3.16%, 03/25/2035(f)	1,477,953	1,495,242
Series 2005-AR14, Class A1, Variable Rate Pass Through Ctfs., 3.03%, 08/25/2035(f)	758,844	766,726
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 3.19%, 04/25/2036(f)	1,463,706	1,454,417
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	899,483	906,049

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.86%, 11/15/2044(b)(f)	$5,000,000	$5,590,699
Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	5,739,000	6,186,404
Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.96%, 11/15/2045(b)(f)	568,832	552,111
Series 2013-C14, Class A5, Pass Through Ctfs., 3.34%, 06/15/2046	1,485,143	1,538,376
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.63%, 08/15/2046(f)	3,800,000	4,074,660
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.15%, 09/15/2046(f)	3,127,000	3,438,530
Series 2014-C20, Class A2, Pass Through Ctfs., 3.04%, 05/15/2047	1,018,550	1,042,685
Total Asset-Backed Securities (Cost $339,770,167)		341,487,501

	Shares

Preferred Stocks–1.02%

Investment Banking & Brokerage–0.66%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	446,324	12,340,859
Morgan Stanley, Series F, 6.88% Pfd.	249,737	7,317,294
		19,658,153

Regional Banks–0.36%

CIT Group Inc., Series A, 5.80% Jr. Unsec. Sub. Pfd.	5,495,000	5,495,000
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	27,000	801,360
SunTrust Banks, Inc., Series G, 5.05% Jr. Unsec. Sub. Global Pfd.	4,292,000	4,313,460
		10,609,820
Total Preferred Stocks (Cost $29,307,685)		30,267,973

	Principal Amount

Municipal Obligations–0.04%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	$500,000	602,370
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	550,000	655,875
Total Municipal Obligations (Cost $1,050,000)		1,258,245

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–0.02%(j)

Environmental & Facilities Services–0.00%

Paprec Holding S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 5.25%, 04/01/2022(b)	EUR	100,000	$119,144

Health Care Services–0.01%

Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	150,000	189,413

Sovereign Debt–0.01%

Turkey Government Bond (Turkey), Unsec. Bonds, 8.50%, 09/14/2022	TRY	630,000	165,728
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $449,281)			474,285

		Shares

Common Stocks & Other Equity Interests–0.00%

Auto Parts & Equipment–0.00%

Exide Technologies (k)		14,555	10,916

Other Diversified Financial Services–0.00%

iPayment Holdings, Inc. -Wts., expiring 12/29/2022 (k)		172,245	43,061
Total Common Stocks & Other Equity Interests (Cost $19,528)			53,977

Money Market Funds–16.63%

Government & Agency Portfolio – Institutional Class, 0.71% (l)		296,582,010	296,582,010
Treasury Portfolio – Institutional Class, 0.67% (l)		197,718,335	197,718,335
Total Money Market Funds (Cost $494,300,345)			494,300,345

Options Purchased–0.08%
(Cost $3,901,474)(m)			2,436,689
TOTAL INVESTMENTS–111.19% (Cost $3,262,206,552)			3,303,861,906
OTHER ASSETS LESS LIABILITIES– (11.19)%			(332,600,065)
NET ASSETS–100.00%			$2,971,261,841

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Investment Abbreviations:

ARM	—Adjustable Rate Mortgage
CLO	—Collateralized Loan Obligation
Ctfs.	—Certificates
Deb.	—Debentures
EUR	—Euro
Gtd.	—Guaranteed
IO	—Interest Only
Jr.	—Junior

Pfd.	—Preferred
PIK	—Payment in Kind
RB	—Revenue Bonds
REGS	—Regulation S
REIT	—Real Estate Investment Trust
REMICs	—Real Estate Mortgage Investment Conduits
Sec.	—Secured

Sr.	—Senior
Sub.	—Subordinated
TBA	—To Be Announced
TRY	—New Turkish Lira
Unsec.	—Unsecured
Wts.	—Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $719,036,715, which represented 24.20% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes,	7.63%	8.38%

(e)	Zero coupon bond issued at a discount.

(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2017.

(g)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1H.

(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(i)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1G, Note 1K and Note 3.

(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(k)	Non-income producing security.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

(m)	The table below details options purchased: See Note 1I and Note 1J:

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Call	Morgan Stanley Capital Services LLC	11/02/2017	USD	1.165	EUR	103,000,000	$1,013,823
USD versus CAD	Call	Royal Bank of Canada	06/13/2017	CAD	1.368	USD	45,000,000	46,018
EUR versus NOK	Put	Morgan Stanley Capital Services LLC	08/28/2017	NOK	9.350	EUR	85,000,000	617,349
USD versus JPY	Put	Goldman Sachs International	08/07/2017	JPY	108.500	USD	56,000,000	499,007
Subtotal Foreign Currency Options Purchased—Currency Risk								$2,176,197

Open Over-The-Counter Interest Rate Swaptions Purchased – Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value		Value
10 Year Interest Rate Swap	Put	Barclays Bank PLC	0.50%	Pay	6 Month JPY LIBOR	02/09/2018	JPY	15,612,000,000	$260,492
Total Options Purchased (Cost $3,901,474)									$2,436,689

Abbreviations:
CAD	—	Canadian Dollar	LIBOR	—	London Interbank Offered Rate
EUR	—	Euro	NOK	—	Norwegian Krone
JPY	—	Japanese Yen	USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Core Plus Bond Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Invesco Core Plus Bond Fund

E.	Foreign Currency Translations – (continued)

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
H.	Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

Invesco Core Plus Bond Fund

I.	Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future

Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each

Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.	Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
M.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$1,540,495,482	$—	$1,540,495,482
U.S. Government Sponsored Agency Mortgage- Backed Securities	—	484,894,158	—	484,894,158
U.S. Treasury Securities	—	408,193,251	—	408,193,251
Asset-Backed Securities	—	325,640,501	15,847,000	341,487,501
Preferred Stocks	20,459,513	9,808,460	—	30,267,973
Municipal Obligations	—	1,258,245	—	1,258,245
Non-U.S. Dollar Denominated Bonds & Notes	—	474,285	—	474,285
Common Stocks & Other Equity Interests	—	—	53,977	53,977
Money Market Funds	494,300,345	—	—	494,300,345
Options Purchased	—	2,436,689	—	2,436,689
	514,759,858	2,773,201,071	15,900,977	3,303,861,906
Forward Foreign Currency Contracts*	—	783,010	—	783,010
Futures Contracts*	(68,350)	—	—	(68,350)
Options Written*	—	(46,018)	—	(46,018)
Swap Agreements*	—	3,997,803	—	3,997,803
Total Investments	$514,691,508	$2,777,935,866	$15,900,977	$3,308,528,351
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
06/14/17	CIBC World Markets Corp.	CAD	22,800,000	USD	17,214,693	$16,882,974	$331,719
06/14/17	JPMorgan Chase Bank, N.A.	CAD	35,978,202	USD	27,000,000	26,641,187	358,813
06/14/17	JPMorgan Chase Bank, N.A.	NOK	232,046,808	USD	26,855,199	27,468,521	(613,322)
06/14/17	JPMorgan Chase Bank, N.A.	USD	57,931,563	CAD	77,978,202	57,741,403	(190,160)
06/14/17	JPMorgan Chase Bank, N.A.	USD	27,000,000	NOK	232,046,808	27,468,521	468,521
06/14/17	RBC Capital Markets Corp.	CAD	14,719,838	USD	11,129,134	10,899,765	229,369
06/14/17	RBC Capital Markets Corp.	USD	28,229,749	CAD	37,519,838	27,782,739	(447,010)
06/14/17	TD Bank, N.A.	CAD	42,000,000	USD	30,782,694	31,100,216	(317,522)
08/30/17	Morgan Stanley & Co. LLC	NOK	355,587,967	EUR	37,780,000	42,353,269	507,704
08/31/17	Citigroup Global Markets Inc.	EUR	561,910	USD	631,054	634,430	(3,376)
08/31/17	Citigroup Global Markets Inc.	GBP	68,227	USD	88,560	88,168	392
08/31/17	Goldman Sachs International	KRW	29,017,300,000	USD	25,934,006	25,948,862	(14,856)
11/06/17	Barclays Bank PLC	EUR	36,450,000	USD	39,740,013	41,304,242	(1,564,229)
11/06/17	Barclays Bank PLC	USD	44,661,470	EUR	41,500,000	47,026,778	2,365,308
11/06/17	BNP Paribas S.A.	EUR	41,500,000	USD	45,514,710	47,026,778	(1,512,068)
11/06/17	TD Bank, N.A.	USD	40,120,515	EUR	36,450,000	41,304,242	1,183,727
Total Forward Foreign Currency Contracts—Currency Risk							$783,010

 Currency Abbreviations:

CAD	—	Canadian Dollar	GBP	—	British Pound Sterling	NOK	—	Norwegian Krone
EUR	—	Euro	KRW	—	South Korean Won	USD	—	U.S. Dollar

Invesco Core Plus Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	247	September-2017	$53,471,641	$49,644
U.S. Treasury 5 Year Notes	Long	1,460	September-2017	172,736,250	420,243
U.S. Treasury 10 Year Notes	Long	1,163	September-2017	146,883,266	629,810
U.S. Treasury 10 Year Ultra Bonds	Short	981	September-2017	(133,155,422)	(759,587)
U.S. Treasury Long Bonds	Short	291	September-2017	(44,759,438)	(446,246)
U.S. Treasury Ultra Bonds	Long	25	September-2017	4,128,125	37,786
Total Futures Contracts — Interest Rate Risk					$(68,350)

Open Over-The-Counter Foreign Currency Options Written – Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus CAD	Call	Goldman Sachs International	06/13/2017	CAD	1.37	$(168,660)	USD	(45,000,000)	$(46,018)	$122,642

	Options Written Transactions
	Call Options			Put Options
	Notional Value		Premiums Received	Notional Value		Notional Value		Premiums Received
Beginning of period	USD	34,500,000	$249,292	EUR	80,000,000	USD	260,500,000	$ 1,035,346
Written	USD	299,000,000	1,804,987	EUR	160,000,000	USD	149,000,000	1,314,238
Closed	USD	(125,000,000)	(647,882)	EUR	(80,000,000)	USD	(304,000,000)	(1,553,726)
Expired	USD	(163,500,000)	(1,237,737)	EUR	(160,000,000)	USD	(105,500,000)	(795,858)
End of period	USD	45,000,000	$168,660	EUR	—	USD	—	$ —

Open Over-The-Counter Credit Default Swap Agreements – Credit Risk
Counterparty	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/2017	0.13%	$(5,500,000)	$4,985	$ (7,624)
(a)	Implied credit spreads represent the current level as of May 31, 2017, at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Interest Rate Swap Agreements – Interest Rate Risk
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date		Notional Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	Pay	CFETS 7-Day CNY Fixing Repo Rates	3.87%	02/15/2022	CNY	376,500,000	$183,360

Abbreviations:

CAD — Canadian Dollar	CNY — Chinese Yuan	USD — U.S. Dollar

CFETS — China Foreign Exchange Trade System	EUR — Euro

Invesco Core Plus Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements

Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date		Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.50%	12/19/2026	USD	54,200,000	$1,694,877
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.35	02/13/2027	USD	27,000,000	483,446
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.50	03/07/2027	USD	77,400,000	2,418,129
Credit Suisse Securities (USA) LLC/LCH	Receive	6 Month EURIBOR	0.85	01/30/2027	EUR	(68,600,000)	(774,385)
Subtotal Centrally Cleared Interest Rate Swap Agreements							$3,822,067
Total Interest Rate Swap Agreements – Interest Rate Risk							$4,005,427

Abbreviations:

CME – Chicago Mercantile Exchange	EURIBOR – Euro Interbank Offered Rate	LIBOR – London Interbank Offered Rate

EUR – Euro	LCH – LCH Clearnet	USD – U.S. Dollar

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2017:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded(a)	$—	$—	$1,137,483	$1,137,483
Unrealized appreciation on swap agreements—Centrally Cleared(a)	—	—	4,596,452	4,596,452
Unrealized appreciation on swap agreements—OTC	—	—	183,360	183,360
Options purchased, at value—OTC(b)	—	2,176,197	260,492	2,436,689
Unrealized appreciation on forward foreign currency contracts outstanding	—	5,445,553	—	5,445,553
Total Derivative Assets	—	7,621,750	6,177,787	13,799,537
Derivatives not subject to master netting agreements	—	—	(5,733,935)	(5,733,935)
Total Derivative Assets subject to master netting agreements	$—	$7,621,750	$443,852	$8,065,602

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded(a)	$—	$—	$(1,205,833)	$(1,205,833)
Unrealized depreciation on swap agreements—Centrally Cleared(a)	—	—	(774,385)	(774,385)
Unrealized depreciation on swap agreements—OTC	(7,624)	—	—	(7,624)
Options written, at value—OTC	—	(46,018)	—	(46,018)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(4,662,543)	—	(4,662,543)
Total Derivative Liabilities	(7,624)	(4,708,561)	(1,980,218)	(6,696,403)
Derivatives not subject to master netting agreements	—	—	1,980,218	1,980,218
Total Derivative Liabilities subject to master netting agreements	$(7,624)	$(4,708,561)	$—	$(4,716,185)

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swap agreements.

(b)	Options purchased, at value as reported in the Schedule of Investments.

Invesco Core Plus Bond Fund

Effect of Derivative Investments for the nine months ended May 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(89,530)	$—	$(89,530)
Futures contracts	—	—	20,245,709	20,245,709
Options purchased(a)	(1,111,350)	(810,188)	(2,039,576)	(3,961,114)
Options written	38,750	1,259,579	494,235	1,792,564
Swap agreements	(26,524)	—	3,432,992	3,406,468
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	1,745,236	—	1,745,236
Futures contracts	—	—	266,397	266,397
Options purchased(a)	59,366	801,647	(676,627)	184,386
Options written	(66,633)	(618,448)	—	(685,081)
Swap agreements	96,652	—	3,557,482	3,654,134
Total	$(1,009,739)	$2,288,296	$25,280,612	$26,559,169

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$708,982,968	$420,869,824	$328,939,142	$128,541,333	$268,314,364

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $8,004,788,509 and $7,313,990,473, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $4,142,786,210 and $4,227,907,891, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$51,585,170
Aggregate unrealized (depreciation) of investment securities	(11,190,767)
Net unrealized appreciation of investment securities	$40,394,403
Cost of investments for tax purposes is $3,263,467,503.

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2017

invesco.com/us	MS-EWSP-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.13%

Advertising–0.40%

Interpublic Group of Cos., Inc. (The)	601,560	$14,996,891
Omnicom Group Inc.	172,515	14,442,956
		29,439,847

Aerospace & Defense–2.29%

Arconic Inc.	543,265	14,923,489
Boeing Co. (The)	81,565	15,304,041
General Dynamics Corp.	76,376	15,523,422
L3 Technologies, Inc.	85,578	14,427,595
Lockheed Martin Corp.	54,253	15,252,146
Northrop Grumman Corp.	59,837	15,510,947
Raytheon Co.	94,414	15,484,840
Rockwell Collins, Inc.	149,940	16,350,957
Textron Inc.	306,020	14,627,756
TransDigm Group, Inc.	62,997	16,888,236
United Technologies Corp.	129,977	15,763,611
		170,057,040

Agricultural & Farm Machinery–0.22%

Deere & Co.	132,603	16,238,563

Agricultural Products–0.18%

Archer-Daniels-Midland Co.	323,619	13,456,078

Air Freight & Logistics–0.74%

C.H. Robinson Worldwide, Inc.	183,713	12,310,608
Expeditors International of Washington, Inc.	257,568	13,748,980
FedEx Corp.	75,856	14,703,927
United Parcel Service, Inc. -Class B	136,566	14,471,899
		55,235,414

Airlines–1.02%

Alaska Air Group, Inc.	150,871	13,133,321
American Airlines Group Inc.	332,023	16,073,233
Delta Air Lines, Inc.	304,232	14,946,918
Southwest Airlines Co.	260,840	15,673,876
United Continental Holdings Inc. (b)	201,490	16,052,708
		75,880,056

Alternative Carriers–0.21%

Level 3 Communications, Inc. (b)	258,115	15,363,005

Apparel Retail–0.91%

Foot Locker, Inc.	189,320	11,247,501
Gap, Inc. (The)	600,568	13,512,780
L Brands, Inc.	289,777	14,952,493
Ross Stores, Inc.	217,679	13,914,042
TJX Cos., Inc. (The)	186,439	14,022,077
		67,648,893

	Shares	Value

Apparel, Accessories & Luxury Goods–1.40%

Coach, Inc.	371,169	$17,151,719
Hanesbrands, Inc.	729,885	15,072,125
Michael Kors Holdings Ltd. (b)	395,544	13,124,150
PVH Corp.	159,962	16,947,974
Ralph Lauren Corp.	181,516	12,306,785
Under Armour, Inc. -Class A (b)	392,779	7,525,646
Under Armour, Inc. -Class C (b)	394,978	7,042,458
VF Corp.	275,378	14,815,336
		103,986,193

Application Software–1.32%

Adobe Systems Inc. (b)	120,371	17,075,830
Autodesk, Inc. (b)	169,250	18,917,073
Citrix Systems, Inc. (b)	183,274	15,127,436
Intuit Inc.	116,661	16,407,203
salesforce.com, inc. (b)	174,539	15,645,676
Synopsys, Inc. (b)	202,920	15,192,620
		98,365,838

Asset Management & Custody Banks–1.74%

Affiliated Managers Group, Inc.	88,930	13,681,881
Ameriprise Financial, Inc.	110,338	13,327,727
Bank of New York Mellon Corp. (The)	302,590	14,258,041
BlackRock, Inc.	37,900	15,510,196
Franklin Resources, Inc.	342,316	14,305,386
Invesco Ltd. (c)	458,502	14,534,513
Northern Trust Corp.	163,223	14,272,219
State Street Corp.	182,402	14,858,467
T. Rowe Price Group Inc.	204,285	14,389,835
		129,138,265

Auto Parts & Equipment–0.42%

BorgWarner, Inc.	348,787	14,826,935
Delphi Automotive PLC	189,075	16,632,928
		31,459,863

Automobile Manufacturers–0.35%

Ford Motor Co.	1,163,273	12,935,596
General Motors Co.	395,759	13,428,103
		26,363,699

Automotive Retail–0.88%

Advance Auto Parts, Inc.	94,666	12,650,217
AutoNation, Inc. (b)	325,062	12,846,450
AutoZone, Inc. (b)	20,327	12,316,536
CarMax, Inc. (b)	227,037	14,264,735
O’Reilly Automotive, Inc. (b)	54,058	13,086,361
		65,164,299

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Biotechnology–1.71%

AbbVie Inc.	221,247	$14,606,727
Alexion Pharmaceuticals, Inc. (b)	114,490	11,223,455
Amgen Inc.	80,333	12,470,895
Biogen Inc. (b)	49,875	12,357,529
Celgene Corp. (b)	117,546	13,448,438
Gilead Sciences, Inc.	213,752	13,870,367
Incyte Corp. (b)	97,666	12,631,144
Regeneron Pharmaceuticals, Inc. (b)	37,544	17,234,948
Vertex Pharmaceuticals Inc. (b)	155,093	19,169,495
		127,012,998

Brewers–0.19%

Molson Coors Brewing Co. -Class B	150,110	14,228,927

Broadcasting–0.71%

CBS Corp. -Class B	216,226	13,213,571
Discovery Communications, Inc. -Class A (b)	217,485	5,763,353
Discovery Communications, Inc. -Class C (b)	315,749	8,155,797
Scripps Networks Interactive Inc. -Class A	183,643	12,160,839
TEGNA Inc.	555,692	13,192,128
		52,485,688

Building Products–0.83%

Allegion PLC	195,727	15,390,014
Fortune Brands Home & Security, Inc.	242,646	15,310,963
Johnson Controls International PLC	353,524	14,763,162
Masco Corp.	429,584	16,002,004
		61,466,143

Cable & Satellite–0.63%

Charter Communications, Inc. -Class A (b)	45,059	15,570,137
Comcast Corp. -Class A	390,562	16,282,530
DISH Network Corp. -Class A(b)	234,904	14,979,828
		46,832,495

Casinos & Gaming–0.25%

Wynn Resorts Ltd.	146,416	18,843,739

Commodity Chemicals–0.18%

LyondellBasell Industries N.V. - Class A	162,332	13,070,973

Communications Equipment–0.96%

Cisco Systems, Inc.	425,446	13,414,312
F5 Networks, Inc. (b)	99,881	12,797,753
Harris Corp.	131,763	14,778,538
Juniper Networks, Inc.	520,379	15,262,716
Motorola Solutions, Inc.	177,537	14,836,767
		71,090,086

Computer & Electronics Retail–0.26%

Best Buy Co., Inc.	325,353	19,322,715

Construction & Engineering–0.50%

Fluor Corp.	266,467	11,953,710
Jacobs Engineering Group, Inc.	258,344	13,542,392
Quanta Services, Inc. (b)	390,667	11,977,850
		37,473,952

	Shares	Value

Construction Machinery & Heavy Trucks–0.61%

Caterpillar Inc.	157,900	$16,647,397
Cummins Inc.	96,209	15,172,160
PACCAR Inc.	215,268	13,553,273
		45,372,830

Construction Materials–0.41%

Martin Marietta Materials, Inc.	68,491	15,348,833
Vulcan Materials Co.	122,743	15,299,915
		30,648,748

Consumer Electronics–0.19%

Garmin Ltd.	277,581	14,445,315

Consumer Finance–0.85%

American Express Co.	183,620	14,127,723
Capital One Financial Corp.	158,106	12,161,514
Discover Financial Services	203,800	11,963,060
Navient Corp.	1,003,844	14,485,469
Synchrony Financial	404,771	10,868,101
		63,605,867

Copper–0.18%

Freeport-McMoRan Inc. (b)	1,178,320	13,538,897

Data Processing & Outsourced Services–2.27%

Alliance Data Systems Corp.	58,725	14,160,359
Automatic Data Processing, Inc.	139,413	14,271,709
Fidelity National Information Services, Inc.	177,256	15,220,973
Fiserv, Inc. (b)	124,281	15,569,924
Global Payments Inc.	184,177	16,872,455
Mastercard Inc. -Class A	131,064	16,105,144
Paychex, Inc.	233,661	13,839,741
PayPal Holdings, Inc. (b)	339,051	17,701,853
Total System Services, Inc.	265,255	15,795,935
Visa Inc. -Class A	162,440	15,469,161
Western Union Co. (The)	741,017	14,094,143
		169,101,397

Department Stores–0.52%

Kohl’s Corp.	360,252	13,844,484
Macy’s, Inc.	459,369	10,795,172
Nordstrom, Inc.	327,914	13,706,805
		38,346,461

Distillers & Vintners–0.45%

Brown-Forman Corp. -Class B	314,133	16,319,209
Constellation Brands, Inc. -Class A	92,509	16,906,020
		33,225,229

Distributors–0.40%

Genuine Parts Co.	156,375	14,483,453
LKQ Corp. (b)	485,860	15,299,731
		29,783,184

Diversified Banks–1.08%

Bank of America Corp.	575,891	12,905,717
Citigroup Inc.	237,043	14,350,583
Comerica Inc.	201,992	13,848,572

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Diversified Banks–(continued)

JPMorgan Chase & Co.	159,682	$13,117,876
U.S. Bancorp	265,303	13,501,270
Wells Fargo & Co.	247,676	12,666,151
		80,390,169

Diversified Chemicals–0.58%

Dow Chemical Co. (The)	228,317	14,146,521
E. I. du Pont de Nemours and Co.	180,259	14,226,040
Eastman Chemical Co.	187,760	15,041,454
		43,414,015

Diversified Support Services–0.21%

Cintas Corp.	122,454	15,414,509

Drug Retail–0.37%

CVS Health Corp.	181,291	13,928,588
Walgreens Boots Alliance, Inc.	170,218	13,791,062
		27,719,650

Electric Utilities–2.90%

Alliant Energy Corp.	377,513	15,655,464
American Electric Power Co., Inc.	222,871	15,997,680
Duke Energy Corp.	180,751	15,486,746
Edison International	184,948	15,086,208
Entergy Corp.	198,013	15,654,908
Eversource Energy	252,569	15,676,958
Exelon Corp.	405,221	14,713,575
FirstEnergy Corp.	466,276	13,633,910
NextEra Energy, Inc.	112,069	15,851,039
PG&E Corp.	222,090	15,186,514
Pinnacle West Capital Corp.	178,603	15,779,575
PPL Corp.	401,316	16,016,522
Southern Co. (The)	293,688	14,863,550
Xcel Energy, Inc.	335,076	16,053,491
		215,656,140

Electrical Components & Equipment–0.98%

Acuity Brands, Inc.	68,886	11,222,218
AMETEK, Inc.	271,834	16,587,311
Eaton Corp. PLC	201,073	15,559,029
Emerson Electric Co.	244,888	14,477,778
Rockwell Automation, Inc.	94,457	14,992,215
		72,838,551

Electronic Components–0.41%

Amphenol Corp. -Class A	206,602	15,412,509
Corning Inc.	528,875	15,390,263
		30,802,772

Electronic Equipment & Instruments–0.21%

FLIR Systems, Inc.	402,646	15,256,257

Electronic Manufacturing Services–0.21%

TE Connectivity Ltd.	195,359	15,404,057

Environmental & Facilities Services–0.59%

Republic Services, Inc.	232,209	14,770,814
Stericycle, Inc. (b)	178,144	14,566,835

	Shares	Value

Environmental & Facilities Services–(continued)

Waste Management, Inc.	199,668	$14,557,794
		43,895,443

Fertilizers & Agricultural Chemicals–0.78%

CF Industries Holdings, Inc.	495,439	13,327,309
FMC Corp.	242,727	18,294,334
Monsanto Co.	127,790	15,005,102
Mosaic Co. (The)	499,342	11,300,109
		57,926,854

Financial Exchanges & Data–1.20%

CBOE Holdings Inc.	183,044	15,809,510
CME Group Inc. -Class A	117,802	13,816,997
Intercontinental Exchange, Inc.	241,881	14,558,817
Moody’s Corp.	130,221	15,424,678
Nasdaq, Inc.	205,408	13,895,851
S&P Global Inc.	110,682	15,806,496
		89,312,349

Food Distributors–0.21%

Sysco Corp.	279,443	15,246,410

Food Retail–0.44%

Kroger Co. (The)	505,753	15,061,324
Whole Foods Market, Inc.	499,342	17,471,977
		32,533,301

Footwear–0.18%

NIKE, Inc. -Class B	258,298	13,687,211

General Merchandise Stores–0.60%

Dollar General Corp.	199,969	14,675,725
Dollar Tree, Inc. (b)	194,188	15,088,408
Target Corp.	263,290	14,520,443
		44,284,576

Gold–0.20%

Newmont Mining Corp.	442,495	15,111,204

Health Care Distributors–1.00%

AmerisourceBergen Corp.	165,052	15,146,822
Cardinal Health, Inc.	177,667	13,198,882
Henry Schein, Inc. (b)	84,658	15,574,532
McKesson Corp.	98,704	16,097,635
Patterson Cos. Inc.	327,032	14,441,733
		74,459,604

Health Care Equipment–3.00%

Abbott Laboratories	318,806	14,556,682
Baxter International Inc.	280,249	16,621,568
Becton, Dickinson and Co.	78,655	14,883,886
Boston Scientific Corp. (b)	591,550	15,989,596
C.R. Bard, Inc.	58,356	17,940,385
Danaher Corp.	166,087	14,107,430
Edwards Lifesciences Corp. (b)	157,167	18,085,207
Hologic, Inc. (b)	345,153	14,948,576
IDEXX Laboratories, Inc. (b)	96,990	16,332,146

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Health Care Equipment–(continued)

Intuitive Surgical, Inc. (b)	19,853	$18,159,142
Medtronic PLC	175,527	14,793,416
Stryker Corp.	112,121	16,028,818
Varian Medical Systems, Inc. (b)	165,936	16,430,983
Zimmer Biomet Holdings, Inc.	121,383	14,470,067
		223,347,902

Health Care Facilities–0.37%

HCA Healthcare, Inc. (b)	169,980	13,923,062
Universal Health Services, Inc. -Class B	119,649	13,599,305
		27,522,367

Health Care REIT’s–0.64%

HCP, Inc.	489,778	15,349,642
Ventas, Inc.	240,922	16,018,904
Welltower Inc.	220,278	15,978,966
		47,347,512

Health Care Services–0.93%

DaVita Inc. (b)	212,630	14,088,864
Envision Healthcare Corp. (b)	218,200	11,915,902
Express Scripts Holding Co. (b)	215,490	12,875,527
Laboratory Corp. of America Holdings (b)	101,262	14,075,418
Quest Diagnostics Inc.	147,557	16,049,775
		69,005,486

Health Care Supplies–0.42%

Cooper Cos., Inc. (The)	75,008	16,408,000
DENTSPLY SIRONA Inc.	229,902	14,603,375
		31,011,375

Health Care Technology–0.23%

Cerner Corp. (b)	263,862	17,243,382

Home Entertainment Software–0.48%

Activision Blizzard, Inc.	296,255	17,354,618
Electronic Arts Inc. (b)	162,296	18,393,006
		35,747,624

Home Furnishings–0.41%

Leggett & Platt, Inc.	298,439	15,524,797
Mohawk Industries, Inc. (b)	63,265	15,139,314
		30,664,111

Home Improvement Retail–0.39%

Home Depot, Inc. (The)	99,255	15,236,635
Lowe’s Cos., Inc.	178,668	14,073,678
		29,310,313

Homebuilding–0.57%

D.R. Horton, Inc.	434,191	14,193,704
Lennar Corp. -Class A	276,475	14,185,932
PulteGroup Inc.	619,456	14,043,068
		42,422,704

Homefurnishing Retail–0.17%

Bed Bath & Beyond Inc.	366,502	12,611,334

	Shares	Value

Hotel and Resort REIT’s–0.20%

Host Hotels & Resorts Inc.	813,837	$14,640,928

Hotels, Resorts & Cruise Lines–0.92%

Carnival Corp.	254,776	16,323,498
Marriott International Inc. -Class A	168,273	18,114,589
Royal Caribbean Cruises Ltd.	149,878	16,513,558
Wyndham Worldwide Corp.	176,355	17,810,091
		68,761,736

Household Appliances–0.20%

Whirlpool Corp.	82,001	15,214,466

Household Products–0.98%

Church & Dwight Co., Inc.	291,340	15,050,624
Clorox Co. (The)	105,567	14,328,609
Colgate-Palmolive Co.	196,280	14,987,941
Kimberly-Clark Corp.	108,863	14,122,797
Procter & Gamble Co. (The)	160,050	14,098,805
		72,588,776

Housewares & Specialties–0.21%

Newell Brands, Inc.	299,481	15,857,519

Human Resource & Employment Services–0.19%

Robert Half International, Inc.	302,339	14,055,740

Hypermarkets & Super Centers–0.43%

Costco Wholesale Corp.	88,140	15,903,100
Wal-Mart Stores, Inc.	207,928	16,343,141
		32,246,241

Independent Power Producers & Energy Traders–0.38%

AES Corp. (The)	1,307,248	15,268,656
NRG Energy, Inc.	816,115	13,106,807
		28,375,463

Industrial Conglomerates–0.80%

3M Co.	76,228	15,586,339
General Electric Co.	481,368	13,179,856
Honeywell International Inc.	114,733	15,258,342
Roper Technologies, Inc.	68,958	15,667,257
		59,691,794

Industrial Gases–0.43%

Air Products and Chemicals, Inc.	105,035	15,131,342
Praxair, Inc.	124,632	16,487,567
		31,618,909

Industrial Machinery–2.07%

Dover Corp.	189,764	15,665,018
Flowserve Corp.	316,865	15,367,952
Fortive Corp.	249,970	15,610,626
Illinois Tool Works Inc.	108,757	15,358,664
Ingersoll-Rand PLC	183,366	16,429,594
Parker-Hannifin Corp.	92,650	14,589,595
Pentair PLC (United Kingdom)	242,485	16,057,357
Snap-on Inc.	85,820	13,873,661
Stanley Black & Decker Inc.	112,823	15,528,958
Xylem, Inc.	302,026	15,747,636
		154,229,061

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Industrial REIT’s–0.22%

Prologis, Inc.	295,056	$16,387,410

Insurance Brokers–0.84%

Aon PLC	123,669	16,189,509
Arthur J. Gallagher & Co.	257,250	14,593,792
Marsh & McLennan Cos., Inc.	197,852	15,345,401
Willis Towers Watson PLC	113,890	16,699,691
		62,828,393

Integrated Oil & Gas–0.56%

Chevron Corp.	131,775	13,636,077
Exxon Mobil Corp.	178,603	14,377,542
Occidental Petroleum Corp.	232,840	13,721,261
		41,734,880

Integrated Telecommunication Services–0.57%

AT&T Inc.	344,175	13,261,063
CenturyLink Inc.	629,896	15,715,905
Verizon Communications Inc.	295,355	13,775,357
		42,752,325

Internet & Direct Marketing Retail–1.06%

Amazon.com, Inc. (b)(d)	17,098	17,006,013
Expedia, Inc.	115,901	16,664,246
Netflix Inc. (b)	103,454	16,870,244
Priceline Group Inc. (The) (b)	8,308	15,594,864
TripAdvisor Inc. (b)	334,307	12,874,162
		79,009,529

Internet Software & Services–1.21%

Akamai Technologies, Inc. (b)	226,966	10,701,447
Alphabet Inc. -Class A (b)	8,540	8,429,748
Alphabet Inc. -Class C (b)(d)	8,560	8,259,202
eBay Inc. (b)	439,957	15,090,525
Facebook, Inc. -Class A (b)	105,020	15,906,329
VeriSign, Inc. (b)	170,517	15,373,813
Yahoo! Inc. (b)	317,003	15,951,591
		89,712,655

Investment Banking & Brokerage–0.89%

Charles Schwab Corp. (The)	343,121	13,295,939
E*TRADE Financial Corp. (b)	414,674	14,351,867
Goldman Sachs Group, Inc. (The)	58,683	12,397,371
Morgan Stanley	313,525	13,086,533
Raymond James Financial, Inc.	183,805	13,283,587
		66,415,297

IT Consulting & Other Services–1.41%

Accenture PLC -Class A	117,612	14,639,166
Cognizant Technology Solutions Corp. -Class A	248,140	16,603,048
CSRA Inc.	512,871	15,468,189
DXC Technology Co. (b)	227,481	17,634,327
Gartner, Inc. (b)	131,839	15,767,944
International Business Machines Corp.	81,964	12,510,165
Teradata Corp. (b)	464,493	12,662,079
		105,284,918

	Shares	Value

Leisure Products–0.39%

Hasbro, Inc.	149,540	$15,740,580
Mattel, Inc.	570,705	13,074,852
		28,815,432

Life & Health Insurance–1.32%

Aflac, Inc.	202,385	15,255,781
Lincoln National Corp.	211,212	13,724,556
MetLife, Inc.	269,822	13,650,295
Principal Financial Group, Inc.	229,395	14,431,239
Prudential Financial, Inc.	131,241	13,760,619
Torchmark Corp.	186,058	14,047,379
Unum Group	298,622	13,432,018
		98,301,887

Life Sciences Tools & Services–1.33%

Agilent Technologies, Inc.	279,497	16,864,849
Illumina, Inc. (b)	87,165	15,459,585
Mettler-Toledo International Inc. (b)	29,935	17,446,417
PerkinElmer, Inc.	262,201	16,534,395
Thermo Fisher Scientific, Inc.	91,481	15,807,002
Waters Corp. (b)	92,874	16,682,028
		98,794,276

Managed Health Care–1.25%

Aetna Inc.	109,757	15,899,399
Anthem, Inc.	87,589	15,971,854
Centene Corp. (b)	213,003	15,470,408
Cigna Corp.	95,943	15,468,890
Humana Inc.	66,882	15,534,013
UnitedHealth Group Inc.	85,749	15,021,510
		93,366,074

Metal & Glass Containers–0.22%

Ball Corp.	395,328	16,168,915

Motorcycle Manufacturers–0.17%

Harley-Davidson, Inc.	242,727	12,866,958

Movies & Entertainment–0.72%

Time Warner Inc.	147,826	14,707,209
Twenty-First Century Fox, Inc. -Class A	328,781	8,916,541
Twenty-First Century Fox, Inc. -Class B	151,252	4,068,679
Viacom Inc. -Class B	333,313	11,595,959
Walt Disney Co. (The)	131,407	14,184,071
		53,472,459

Multi-Line Insurance–0.78%

American International Group, Inc.	231,068	14,702,857
Assurant, Inc.	146,283	14,332,809
Hartford Financial Services Group, Inc. (The)	293,157	14,479,024
Loews Corp.	308,808	14,563,385
		58,078,075

Multi-Sector Holdings–0.36%

Berkshire Hathaway Inc. -Class B (b)	83,299	13,767,659
Leucadia National Corp.	544,890	13,289,867
		27,057,526

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Multi-Utilities–2.29%

Ameren Corp.	270,472	$15,349,286
CenterPoint Energy, Inc.	526,012	15,049,203
CMS Energy Corp.	330,217	15,655,588
Consolidated Edison, Inc.	191,837	15,882,185
Dominion Energy, Inc.	192,623	15,558,160
DTE Energy Co.	145,379	15,921,908
NiSource Inc.	624,766	16,287,650
Public Service Enterprise Group Inc.	328,062	14,733,264
SCANA Corp.	216,193	14,744,363
Sempra Energy	133,233	15,520,312
WEC Energy Group, Inc.	248,225	15,578,601
		170,280,520

Office REIT’s–0.75%

Alexandria Real Estate Equities, Inc.	133,955	15,629,870
Boston Properties, Inc.	111,751	13,557,631
SL Green Realty Corp.	136,630	13,803,729
Vornado Realty Trust	141,237	13,022,051
		56,013,281

Oil & Gas Drilling–0.30%

Helmerich & Payne, Inc.	216,579	11,405,050
Transocean Ltd. (b)	1,188,892	10,807,028
		22,212,078

Oil & Gas Equipment & Services–0.89%

Baker Hughes Inc.	258,986	14,283,078
Halliburton Co.	286,304	12,938,078
National Oilwell Varco Inc.	385,195	12,584,320
Schlumberger Ltd.	185,230	12,890,156
TechnipFMC PLC (United Kingdom)(b)	459,804	13,311,326
		66,006,958

Oil & Gas Exploration & Production–3.05%

Anadarko Petroleum Corp.	235,511	11,900,371
Apache Corp.	290,180	13,568,817
Cabot Oil & Gas Corp.	641,823	14,242,052
Chesapeake Energy Corp. (b)	2,830,256	14,321,095
Cimarex Energy Co.	122,248	13,148,995
Concho Resources Inc. (b)	115,041	14,584,898
ConocoPhillips	319,155	14,263,037
Devon Energy Corp.	362,042	12,302,187
EOG Resources, Inc.	153,768	13,886,788
EQT Corp.	255,357	14,113,582
Hess Corp.	307,376	14,105,485
Marathon Oil Corp.	901,968	11,743,623
Murphy Oil Corp.	548,581	13,390,862
Newfield Exploration Co. (b)	424,826	13,798,349
Noble Energy, Inc.	427,819	12,274,127
Pioneer Natural Resources Co.	78,907	13,166,422
Range Resources Corp.	529,452	12,209,163
		227,019,853

Oil & Gas Refining & Marketing–0.77%

Marathon Petroleum Corp.	292,275	15,209,991
Phillips 66	184,831	14,067,488
Tesoro Corp.	177,862	14,805,233

	Shares	Value

Oil & Gas Refining & Marketing–(continued)

Valero Energy Corp.	218,954	$13,459,102
		57,541,814

Oil & Gas Storage & Transportation–0.54%

Kinder Morgan, Inc.	677,945	12,718,248
ONEOK, Inc.	268,282	13,328,250
Williams Cos., Inc. (The)	504,004	14,414,514
		40,461,012

Packaged Foods & Meats–2.31%

Campbell Soup Co.	246,254	14,196,543
Conagra Brands, Inc.	356,289	13,731,378
General Mills, Inc.	240,643	13,654,084
Hershey Co. (The)	133,808	15,424,048
Hormel Foods Corp.	415,620	13,977,301
JM Smucker Co. (The)	104,493	13,359,430
Kellogg Co.	196,465	14,066,894
Kraft Heinz Co. (The)	159,281	14,685,708
McCormick & Co., Inc.	145,292	15,132,162
Mead Johnson Nutrition Co.	166,144	14,856,596
Mondelez International, Inc. -Class A	332,401	15,486,563
Tyson Foods, Inc. -Class A	229,359	13,151,445
		171,722,152

Paper Packaging–0.81%

Avery Dennison Corp.	181,065	15,256,537
International Paper Co.	287,490	15,202,471
Sealed Air Corp.	322,402	14,321,097
WestRock Co.	284,461	15,480,368
		60,260,473

Personal Products–0.41%

Coty, Inc. -Class A	763,131	14,453,701
Estee Lauder Cos. Inc. (The) -Class A	169,920	15,996,269
		30,449,970

Pharmaceuticals–1.90%

Allergan PLC	60,442	13,523,898
Bristol-Myers Squibb Co.	249,927	13,483,562
Eli Lilly and Co.	172,781	13,748,184
Johnson & Johnson	115,487	14,811,208
Mallinckrodt PLC (b)	295,116	12,728,353
Merck & Co., Inc.	222,192	14,466,921
Mylan N.V. (b)	335,848	13,091,355
Perrigo Co. PLC	204,658	14,909,335
Pfizer Inc.	427,317	13,951,900
Zoetis Inc.	273,261	17,018,695
		141,733,411

Property & Casualty Insurance–1.22%

Allstate Corp. (The)	177,645	15,337,869
Chubb Ltd.	105,766	15,144,634
Cincinnati Financial Corp.	197,050	13,809,264
Progressive Corp. (The)	368,634	15,641,141
Travelers Cos., Inc. (The)	118,665	14,815,325
XL Group Ltd. (Bermuda)	360,341	15,743,298
		90,491,531

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Publishing–0.21%

News Corp. -Class A	889,082	$11,895,917
News Corp. -Class B	278,825	3,819,903
		15,715,820

Railroads–0.84%

CSX Corp.	304,932	16,518,167
Kansas City Southern	166,924	15,891,165
Norfolk Southern Corp.	121,809	15,107,970
Union Pacific Corp.	137,144	15,126,983
		62,644,285

Real Estate Services–0.19%

CBRE Group, Inc. -Class A (b)	400,434	13,967,138

Regional Banks–1.95%

BB&T Corp.	305,507	12,724,367
Citizens Financial Group, Inc.	387,242	13,204,952
Fifth Third Bancorp	536,664	12,740,403
Huntington Bancshares Inc.	1,027,189	12,880,950
KeyCorp	784,489	13,705,023
M&T Bank Corp.	87,705	13,723,201
People’s United Financial Inc.	769,578	12,751,908
PNC Financial Services Group, Inc. (The)	115,259	13,681,243
Regions Financial Corp.	963,372	13,333,069
SunTrust Banks, Inc.	247,298	13,198,294
Zions Bancorp.	324,556	13,004,959
		144,948,369

Research & Consulting Services–0.57%

Equifax Inc.	109,378	14,962,911
Nielsen Holdings PLC	333,542	12,834,696
Verisk Analytics, Inc. -Class A (b)	182,334	14,748,997
		42,546,604

Residential REIT’s–1.26%

Apartment Investment & Management Co. -Class A	335,616	14,404,639
AvalonBay Communities, Inc.	81,992	15,680,150
Equity Residential	235,245	15,312,097
Essex Property Trust, Inc.	64,997	16,699,029
Mid-America Apartment Communities, Inc.	150,033	15,294,364
UDR, Inc.	417,764	16,129,868
		93,520,147

Restaurants–1.14%

Chipotle Mexican Grill, Inc. (b)	35,746	17,063,353
Darden Restaurants, Inc.	196,545	17,478,747
McDonald’s Corp.	113,890	17,184,862
Starbucks Corp.	267,298	17,002,826
Yum! Brands, Inc.	226,648	16,463,711
		85,193,499

Retail REIT’s–1.27%

Federal Realty Investment Trust	114,787	14,088,956
GGP Inc.	632,356	14,088,892
Kimco Realty Corp.	673,559	11,814,225
Macerich Co. (The)	229,540	13,177,891
Realty Income Corp.	253,977	13,950,957
Regency Centers Corp.	232,914	14,175,146

	Shares	Value

Retail REIT’s–(continued)

Simon Property Group, Inc.	86,672	$13,369,156
		94,665,223

Semiconductor Equipment–0.71%

Applied Materials, Inc.	382,366	17,542,952
KLA-Tencor Corp.	156,391	16,264,664
Lam Research Corp.	120,860	18,753,846
		52,561,462

Semiconductors–2.56%

Advanced Micro Devices, Inc. (b)	1,047,865	11,725,609
Analog Devices, Inc.	177,321	15,207,049
Broadcom Ltd.	64,394	15,421,075
Intel Corp.	405,898	14,656,977
Microchip Technology Inc.	197,103	16,418,680
Micron Technology, Inc. (b)	578,864	17,811,645
NVIDIA Corp.	147,051	21,226,812
Qorvo, Inc. (b)	217,192	16,930,117
QUALCOMM Inc.	248,563	14,235,203
Skyworks Solutions, Inc.	148,459	15,800,491
Texas Instruments Inc.	181,449	14,967,728
Xilinx, Inc.	244,765	16,328,273
		190,729,659

Soft Drinks–0.82%

Coca-Cola Co. (The)	344,663	15,671,827
Dr Pepper Snapple Group, Inc.	153,866	14,280,303
Monster Beverage Corp. (b)	311,315	15,740,086
PepsiCo, Inc.	133,002	15,543,944
		61,236,160

Specialized Consumer Services–0.22%

H&R Block, Inc.	614,235	16,301,797

Specialized REIT’s–1.69%

American Tower Corp. -Class A	128,330	16,835,613
Crown Castle International Corp.	161,451	16,411,494
Digital Realty Trust, Inc.	140,286	16,580,402
Equinix, Inc.	38,442	16,953,307
Extra Space Storage Inc.	195,020	15,108,200
Iron Mountain Inc.	425,695	14,865,269
Public Storage	66,232	14,263,061
Weyerhaeuser Co.	437,974	14,435,623
		125,452,969

Specialty Chemicals–1.05%

Albemarle Corp.	141,443	16,067,925
Ecolab Inc.	117,309	15,583,327
International Flavors & Fragrances Inc.	116,298	16,036,331
PPG Industries, Inc.	142,773	15,185,336
Sherwin-Williams Co. (The)	46,732	15,504,276
		78,377,195

Specialty Stores–0.89%

Signet Jewelers Ltd.	208,792	10,042,895
Staples, Inc.	1,679,241	15,247,508
Tiffany & Co.	164,308	14,288,224
Tractor Supply Co.	201,017	11,086,087

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Specialty Stores–(continued)

Ulta Beauty, Inc. (b)	50,889	$15,513,003
		66,177,717

Steel–0.19%

Nucor Corp.	240,445	13,969,854

Systems Software–1.02%

CA, Inc.	449,870	14,292,370
Microsoft Corp.	224,484	15,677,963
Oracle Corp.	341,513	15,501,275
Red Hat, Inc. (b)	177,299	15,880,671
Symantec Corp.	485,375	14,711,716
		76,063,995

Technology Hardware, Storage & Peripherals–1.44%

Apple Inc.	104,755	16,002,374
Hewlett Packard Enterprise Co.	867,517	16,317,995
HP Inc.	838,172	15,724,107
NetApp, Inc.	345,808	14,001,766
Seagate Technology PLC	308,286	13,432,021
Western Digital Corp.	194,344	17,502,620
Xerox Corp.	1,980,410	14,001,499
		106,982,382

Tires & Rubber–0.18%

Goodyear Tire & Rubber Co. (The)	411,049	13,243,999

Tobacco–0.62%

Altria Group, Inc.	190,658	14,383,240
Philip Morris International Inc.	131,859	15,796,708
Reynolds American Inc.	240,604	16,180,619
		46,360,567

Trading Companies & Distributors–0.48%

Fastenal Co.	286,924	12,386,509
United Rentals, Inc. (b)	118,550	12,889,941
W.W. Grainger, Inc.	59,453	10,242,563
		35,519,013

Trucking–0.34%

J.B. Hunt Transport Services, Inc.	150,809	12,876,073
Ryder System, Inc.	191,358	12,709,998
		25,586,071

Water Utilities–0.20%

American Water Works Co., Inc.	191,989	15,009,700
Total Common Stocks & Other Equity Interests (Cost $5,435,702,224)		7,376,574,199

	Shares	Value

Money Market Funds–0.66%

Government & Agency Portfolio – Institutional Class, 0.71% (e)	29,597,213	$29,597,213
Treasury Portfolio – Institutional Class, 0.67% (e)	19,731,475	19,731,475
Total Money Market Funds (Cost $49,328,688)		49,328,688
TOTAL INVESTMENTS–99.79% (Cost $5,485,030,912)		7,425,902,887
OTHER ASSETS LESS LIABILITIES–0.21%		15,869,832
NET ASSETS–100.00%		$7,441,772,719

Investment Abbreviations:

REIT    —Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1D and Note 3.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Equally-Weighted S&P 500 Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Equally-Weighted S&P 500 Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$7,376,574,199	$—	$—	$7,376,574,199
Money Market Funds	49,328,688	—	—	49,328,688
	7,425,902,887	—	—	7,425,902,887
Futures Contracts*	429,144	—	—	429,144
Total Investments	$7,426,332,031	$—	$—	$7,426,332,031
*	Unrealized appreciation.

NOTE 3 — Derivative Investments

Open Futures Contracts – Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	503	June-2017	$ 60,639,165	$ 429,144

NOTE 4 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the nine months ended May 31, 2017.

	Value 08/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 05/31/16	Dividend Income
Invesco Ltd.	$ 12,022,123	$ 3,033,688	$ (714,080)	$ 432,675	$ (239,893)	$ 14,534,513	$ 353,476

Invesco Equally-Weighted S&P 500 Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $2,148,118,568 and $1,045,529,365, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,013,154,540
Aggregate unrealized (depreciation) of investment securities	(160,392,797)
Net unrealized appreciation of investment securities	$1,852,761,743
Cost of investments for tax purposes is $5,573,141,144.

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2017

invesco.com/us	VK-EQI-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–64.82%

Aerospace & Defense–1.12%

General Dynamics Corp.	798,488	$162,292,686

Apparel, Accessories & Luxury Goods–0.41%

Michael Kors Holdings Ltd. (b)	1,802,557	59,808,841

Asset Management & Custody Banks–1.79%

Northern Trust Corp.	1,185,124	103,627,243
State Street Corp.	1,895,246	154,386,739
		258,013,982

Automobile Manufacturers–0.98%

General Motors Co.	4,146,750	140,699,227

Biotechnology–0.45%

Amgen Inc.	414,627	64,366,695

Broadcasting–0.21%

CBS Corp. -Class B	487,789	29,808,786

Building Products–0.97%

Johnson Controls International PLC	3,360,084	140,317,108

Cable & Satellite–1.86%

Charter Communications, Inc. -Class A (b)	299,362	103,444,539
Comcast Corp. -Class A	3,950,808	164,709,186
		268,153,725

Communications Equipment–2.00%

Cisco Systems, Inc.	5,008,131	157,906,370
Juniper Networks, Inc.	4,455,731	130,686,590
		288,592,960

Construction Machinery & Heavy Trucks–0.83%

Caterpillar Inc.	1,138,258	120,006,541

Data Processing & Outsourced Services–0.71%

PayPal Holdings, Inc. (b)	1,969,628	102,834,278

Diversified Banks–9.44%

Bank of America Corp.	17,242,336	386,400,750
Citigroup Inc.	8,130,592	492,226,040
Comerica Inc.	1,675,106	114,845,267
JPMorgan Chase & Co.	4,485,404	368,475,938
		1,361,947,995

Diversified Metals & Mining–0.48%

BHP Billiton Ltd. (Australia)	3,950,831	69,306,125

Drug Retail–1.57%

CVS Health Corp.	526,277	40,433,862
Walgreens Boots Alliance, Inc.	2,302,385	186,539,233
		226,973,095

	Shares	Value

Electric Utilities–0.87%

FirstEnergy Corp.	1,436,282	$41,996,886
PG&E Corp.	1,228,076	83,975,837
		125,972,723

Fertilizers & Agricultural Chemicals–1.16%

Agrium Inc. (Canada)	711,169	65,662,234
Mosaic Co. (The)	4,474,880	101,266,534
		166,928,768

Health Care Distributors–0.62%

Cardinal Health, Inc.	1,197,066	88,930,033

Health Care Equipment–1.71%

Baxter International Inc.	2,034,295	120,654,036
Medtronic PLC	1,500,835	126,490,374
		247,144,410

Home Improvement Retail–0.53%

Kingfisher PLC (United Kingdom)	18,166,321	76,243,634

Hotels, Resorts & Cruise Lines–1.36%

Carnival Corp.	3,068,051	196,570,028

Industrial Conglomerates–0.74%

General Electric Co.	3,900,628	106,799,195

Industrial Machinery–0.84%

Ingersoll-Rand PLC	1,346,115	120,611,904

Insurance Brokers–2.22%

Aon PLC	1,107,650	145,002,462
Marsh & McLennan Cos., Inc.	1,039,596	80,631,066
Willis Towers Watson PLC	645,688	94,677,231
		320,310,759

Integrated Oil & Gas–3.62%

Exxon Mobil Corp.	933,061	75,111,410
Occidental Petroleum Corp.	2,502,885	147,495,013
Royal Dutch Shell PLC -Class A (United Kingdom)	7,028,348	190,439,378
TOTAL S.A. (France)	2,053,927	109,338,282
		522,384,083

Integrated Telecommunication Services–0.65%

Orange S.A. (France)	1,386,054	24,351,851
Verizon Communications Inc.	1,477,417	68,906,729
		93,258,580

Internet Software & Services–0.93%

eBay Inc. (b)	3,929,334	134,776,156

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Shares	Value

Investment Banking & Brokerage–3.51%

Charles Schwab Corp. (The)	2,763,739	$107,094,886
Goldman Sachs Group, Inc. (The)	548,429	115,861,111
Morgan Stanley	6,799,420	283,807,791
		506,763,788

IT Consulting & Other Services–0.91%

Cognizant Technology Solutions Corp. -Class A	1,961,137	131,219,677

Managed Health Care–0.62%

Anthem, Inc.	493,266	89,947,055

Movies & Entertainment–0.57%

Time Warner Inc.	823,257	81,905,839

Oil & Gas Equipment & Services–1.89%

Baker Hughes Inc.	2,649,219	146,104,428
TechnipFMC PLC (United Kingdom)(b)	4,388,632	127,050,896
		273,155,324

Oil & Gas Exploration & Production–3.29%

Apache Corp.	3,894,073	182,086,853
Canadian Natural Resources Ltd. (Canada)	4,720,176	136,065,184
Devon Energy Corp.	4,591,820	156,030,044
		474,182,081

Other Diversified Financial Services–0.43%

Voya Financial, Inc.	1,796,000	61,387,280

Packaged Foods & Meats–0.75%

Mondelez International, Inc. -Class A	2,310,660	107,653,649

Pharmaceuticals–3.74%

Merck & Co., Inc.	2,366,633	154,091,475
Novartis AG (Switzerland)	1,323,645	108,362,203
Pfizer Inc.	5,002,309	163,325,389
Sanofi (France)	1,155,748	114,471,950
		540,251,017

Railroads–0.81%

CSX Corp.	2,145,764	116,236,036

Regional Banks–5.03%

BB&T Corp.	934,786	38,933,837
Citizens Financial Group, Inc.	6,647,016	226,663,246
Fifth Third Bancorp	6,246,381	148,289,085
First Horizon National Corp.	4,344,364	73,593,526
KeyCorp	3,080,176	53,810,675
PNC Financial Services Group, Inc. (The)	1,560,762	185,262,449
		726,552,818

Semiconductors–1.64%

Intel Corp.	2,934,073	105,949,376
QUALCOMM Inc.	2,283,482	130,775,014
		236,724,390

	Shares	Value

Systems Software–2.24%

Microsoft Corp.	1,522,287	$106,316,524
Oracle Corp.	4,785,514	217,214,481
		323,531,005

Tobacco–0.80%

Philip Morris International Inc.	967,840	115,947,232

Wireless Telecommunication Services–0.52%

Vodafone Group PLC -ADR (United Kingdom)	2,484,843	75,191,349
Total Common Stocks & Other Equity Interests (Cost $6,929,811,306)		9,353,700,857

	Principal Amount

Bonds & Notes–18.80%

Advertising–0.03%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$4,145,000	4,155,079

Aerospace & Defense–0.13%

BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	3,091,000	3,085,157
Precision Castparts Corp., Sr. Unsec. Global Notes, 1.25%, 01/15/2018	6,465,000	6,461,460
2.50%, 01/15/2023	4,150,000	4,158,972
United Technologies Corp., Sr. Unsec. Global Notes, 4.05%, 05/04/2047	4,280,000	4,386,882
		18,092,471

Agricultural & Farm Machinery–0.10%

Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,880,733

Agricultural Products–0.03%

Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	4,996,708

Air Freight & Logistics–0.25%

FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	4,310,000	4,762,031
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	9,831,849
United Parcel Service, Inc., Sr. Unsec. Global Notes, 1.13%, 10/01/2017	18,840,000	18,831,315
Sr. Unsec. Notes, 3.40%, 11/15/2046	2,608,000	2,482,959
		35,908,154

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Airlines–0.16%

American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	$3,877,391	$3,959,786
Continental Airlines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	3,152,582	3,331,885
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,617,970	4,845,982
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 01/02/2020	1,438,327	1,499,456
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	4,984,706	5,135,493
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(c)	3,673,607	3,811,367
		22,583,969

Apparel Retail–0.03%

Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	3,638,000	3,704,288

Application Software–0.27%

Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	21,913,000	27,117,337
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	12,775,000	12,487,563
		39,604,900

Asset Management & Custody Banks–0.21%

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,367,744
4.40%, 05/27/2026(c)	8,854,000	9,100,287
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	4,275,969
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,618,150
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	3,855,000	3,937,840
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,381,657
		29,681,647

	Principal Amount	Value

Automobile Manufacturers–0.31%

Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	$5,220,000	$5,230,902
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 1.72%, 12/06/2017	14,510,000	14,516,580
3.10%, 05/04/2023	2,847,000	2,786,501
3.81%, 01/09/2024	4,473,000	4,546,140
4.13%, 08/04/2025	7,006,000	7,108,113
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	4,975,606
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	5,467,000	5,885,813
		45,049,655

Automotive Retail–0.10%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	6,415,000	6,850,415
5.75%, 05/01/2020	7,393,000	8,053,494
		14,903,909

Biotechnology–0.51%

AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	7,233,000	7,478,882
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	23,901,000	28,128,489
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	4,735,000	5,061,973
4.63%, 05/15/2044	13,875,000	14,259,012
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	4,988,000	5,412,723
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024(c)	13,312,000	12,945,920
		73,286,999

Brewers–0.39%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	6,754,000	6,870,041
3.30%, 02/01/2023	6,427,000	6,625,035
4.70%, 02/01/2036	10,870,000	11,866,730
4.90%, 02/01/2046	12,141,000	13,424,534
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	9,734,000	9,905,007
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	3,501,000	3,472,593
4.20%, 07/15/2046	4,057,000	3,913,041
		56,076,981

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Broadcasting–0.65%

Liberty Media Corp., Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(c)(d)	$14,987,000	$16,242,161
Sr. Unsec. Conv. Notes, 1.00%, 01/30/2023(c)	5,397,000	5,943,446
1.38%, 10/15/2023	61,171,000	71,869,808
		94,055,415

Cable & Satellite–0.53%

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	10,845,000	11,643,826
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/2018	4,735,000	4,922,364
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	3,249,499
Cox Communications, Inc., Sr. Unsec. Notes, 6.25%, 06/01/2018(c)	3,700,000	3,849,683
8.38%, 03/01/2039(c)	655,000	854,216
DISH Network Corp., Sr. Unsec. Conv. Notes, 3.38%, 08/15/2026(c)	36,577,000	44,646,801
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	3,320,000	3,636,105
5.95%, 04/01/2041	3,365,000	4,241,482
		77,043,976

Commodity Chemicals–0.07%

Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	7,384,000	10,009,034

Communications Equipment–0.62%

Ciena Corp., Sr. Unsec. Conv. Bonds, 4.00%, 12/15/2020	14,876,000	20,500,988
Finisar Corp., Sr. Unsec. Conv. Notes, 0.50%, 12/15/2021(c)(d)	10,562,000	10,093,311
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	34,079,000	38,658,366
Sr. Unsec. Conv. Notes, 1.00%, 03/01/2024(c)	19,034,000	20,616,201
		89,868,866

Construction & Engineering–0.12%

Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/01/2044	4,195,000	4,140,801
5.25%, 10/01/2054	13,347,000	12,702,787
		16,843,588

Consumer Finance–0.02%

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	3,423,000	3,526,720

	Principal Amount	Value

Data Processing & Outsourced Services–0.31%

Blackhawk Network Holdings, Inc., Sr. Unsec. Conv. Notes, 1.50%, 01/15/2022(c)	$32,533,000	$36,416,627
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	7,788,147
		44,204,774

Diversified Banks–1.37%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	3,545,000	3,590,649
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	7,448,000	7,420,301
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/2017	2,825,000	2,883,777
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	6,710,000	6,738,850
5.65%, 05/01/2018	8,680,000	8,980,823
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	5,705,000	5,540,434
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	7,139,241
Citigroup Inc., Unsec. Sub. Global Notes, 5.30%, 05/06/2044	2,765,000	3,083,814
6.68%, 09/13/2043	8,000,000	10,497,124
Unsec. Sub. Notes, 4.75%, 05/18/2046	4,145,000	4,262,457
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	10,540,000	10,589,180
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	8,535,000	8,909,332
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	4,365,000	4,316,688
4.26%, 02/22/2048	5,355,000	5,511,666
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	3,640,000	3,815,741
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (e)	6,410,000	6,530,187
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	582,629
National Australia Bank Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	10,015,000	10,030,749
Sr. Unsec. Notes, 1.88%, 07/12/2021	9,725,000	9,545,890
3.50%, 01/10/2027(c)	10,625,000	10,888,155

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Diversified Banks–(continued)

SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	$3,225,000	$3,165,874
Société Générale S.A. (France), Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	8,565,000	8,660,487
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,880,594
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,352,051
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	7,235,000	7,306,677
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	3,245,000	3,236,683
Wells Fargo & Co., Sr. Unsec. Medium-Term Global Notes, 1.50%, 01/16/2018	2,070,000	2,069,889
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	6,840,000	6,991,786
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	4,515,000	4,705,515
4.65%, 11/04/2044	14,430,000	15,042,250
		197,269,493

Diversified Capital Markets–0.05%

Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	7,361,529

Diversified Chemicals–0.06%

Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	8,092,000	8,220,861

Diversified Metals & Mining–0.06%

Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	2,175,000	2,880,625
9.00%, 05/01/2019	5,240,000	5,929,060
		8,809,685

Diversified Support Services–0.04%

Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2017	6,115,000	6,256,957

Drug Retail–0.19%

CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,814,647
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	8,129,719	9,228,166
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.10%, 06/01/2023	3,078,000	3,103,464
3.30%, 11/18/2021	6,129,000	6,347,909
4.50%, 11/18/2034	4,519,000	4,630,423
		27,124,609

	Principal Amount	Value

Electric Utilities–0.18%

Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63% (c)(e)	$6,390,000	$6,453,900
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	2,150,000	2,283,040
4.88%, 01/22/2044(c)	9,110,000	9,398,058
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	5,572,000	5,663,735
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	1,050,000	1,177,646
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	467,363
		25,443,742

Electrical Components & Equipment–0.18%

Eaton Corp., Sr. Unsec. Gtd. Global Notes, 1.50%, 11/02/2017	25,825,000	25,825,194

Environmental & Facilities Services–0.03%

Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	4,898,454

Fertilizers & Agricultural Chemicals–0.02%

Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	3,055,000	3,058,842

Financial Exchanges & Data–0.07%

Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	9,955,392

Gas Utilities–0.04%

NiSource Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.38%, 05/15/2047	6,015,000	6,175,164

General Merchandise Stores–0.03%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,722,617

Health Care Distributors–0.08%

McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,154,392

Health Care Equipment–0.80%

Becton, Dickinson and Co., Sr. Unsec. Global Notes, 4.88%, 05/15/2044	7,465,000	7,540,393
Sr. Unsec. Notes, 2.68%, 12/15/2019	2,786,000	2,822,934
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022(c)	11,365,000	11,137,700
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	7,055,000	7,140,866
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	10,944,000	11,388,458
4.38%, 03/15/2035	3,635,000	3,933,801
4.63%, 03/15/2044	5,490,000	6,024,108

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Health Care Equipment–(continued)

NuVasive, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 03/15/2021	$20,477,000	$28,002,297
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	9,978,000	13,838,239
Wright Medical Group, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	22,224,000	24,376,950
		116,205,746

Health Care Facilities–0.50%

Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	26,567,000	26,367,748
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(d)	35,879,000	45,476,632
		71,844,380

Health Care REIT’s–0.09%

HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	5,085,000	5,197,678
4.20%, 03/01/2024	4,690,000	4,898,832
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,424,311
		12,520,821

Health Care Services–0.10%

Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,711,583
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	6,132,000	6,268,324
4.70%, 02/01/2045	2,694,000	2,771,020
		14,750,927

Home Improvement Retail–0.05%

Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	6,883,000	6,895,978

Homebuilding–0.06%

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	9,408,237

Hotel and Resort REIT’s–0.03%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.50%, 06/15/2023	2,765,000	2,918,948
5.00%, 08/15/2022	1,310,000	1,407,147
		4,326,095

Housewares & Specialties–0.04%

Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	5,638,000	6,050,580

Hypermarkets & Super Centers–0.22%

Wal-Mart Stores, Inc., Sr. Unsec. Notes, 5.50%, 06/01/2018(f)	30,615,000	31,705,659

	Principal Amount	Value

Insurance Brokers–0.02%

Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	$2,470,000	$2,510,555

Integrated Oil & Gas–0.39%

Cenovus Energy Inc. (Canada), Sr. Unsec. Notes, 5.25%, 06/15/2037(c)	6,895,000	6,791,575
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	14,553,000	14,633,740
1.72%, 06/24/2018	5,275,000	5,317,190
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,805,209
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	4,090,198
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,783,103
Sr. Unsec. Gtd. Notes, 6.50%, 03/13/2027(c)	1,078,000	1,179,618
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	9,844,000	9,706,445
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,487,297
		56,794,375

Integrated Telecommunication Services–0.55%

AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	5,334,000	5,364,358
3.40%, 05/15/2025	2,967,000	2,921,636
3.80%, 03/15/2022	3,340,000	3,480,950
4.50%, 05/15/2035	4,755,000	4,602,588
4.80%, 06/15/2044	10,275,000	9,975,648
5.15%, 03/15/2042	1,370,000	1,399,382
5.35%, 09/01/2040	2,077,000	2,170,939
6.15%, 09/15/2034	3,675,000	4,193,179
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.21%, 03/08/2047	6,725,000	7,134,156
7.05%, 06/20/2036	3,600,000	4,634,982
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	857,000	760,762
4.40%, 11/01/2034	3,285,000	3,211,549
4.52%, 09/15/2048	19,069,000	17,927,406
5.01%, 08/21/2054	6,727,000	6,653,094
Sr. Unsec. Notes, 4.81%, 03/15/2039(c)	5,062,000	5,112,088
		79,542,717

Internet & Direct Marketing Retail–0.48%

Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Notes, 1.25%, 09/15/2019(c)(d)	30,912,000	33,578,160

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Internet & Direct Marketing Retail–(continued)

Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	$22,928,000	$26,782,770
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	8,269,040
		68,629,970

Internet Software & Services–0.13%

eBay Inc., Sr. Unsec. Global Notes, 2.50%, 03/09/2018	18,235,000	18,374,625

Investment Banking & Brokerage–0.93%

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	5,510,000	6,088,790
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	6,033,807
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 09/28/2020(c)(g)	59,890,000	81,294,087
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	33,155,000	33,445,106
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	7,183,931
		134,045,721

IT Consulting & Other Services–0.04%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	4,954,000	5,314,971

Life & Health Insurance–0.52%

Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	6,568,000	6,602,925
4.00%, 01/25/2022(c)	12,280,000	12,819,522
Jackson National Life Global Funding, Sr. Sec. Notes, 2.10%, 10/25/2021(c)	5,295,000	5,212,221
3.25%, 01/30/2024(c)	4,885,000	4,975,260
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	9,220,000	10,294,070
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	4,010,000	4,595,751
Series D, Sr. Unsec. Medium-Term Notes, 6.00%, 12/01/2017	15,764,000	16,080,297
6.63%, 12/01/2037	3,475,000	4,635,431
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(c)	4,985,000	5,056,363
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	4,869,000	4,976,658
		75,248,498

	Principal Amount	Value

Movies & Entertainment–0.10%

Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	$12,111,000	$13,836,818

Multi-Line Insurance–0.13%

American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	5,075,000	5,103,922
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	3,855,000	3,879,861
4.38%, 01/15/2055	7,405,000	7,126,050
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/2054(c)	2,070,000	2,186,657
		18,296,490

Office REIT’s–0.05%

Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,675,074
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	6,115,000	6,279,188
		7,954,262

Office Services & Supplies–0.04%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	5,065,000	5,225,829

Oil & Gas Drilling–0.18%

Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 01/31/2024(c)	19,995,000	16,885,718
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Notes, 0.75%, 01/15/2024(c)	10,882,000	8,977,650
		25,863,368

Oil & Gas Equipment & Services–0.30%

Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	10,666,000	9,719,393
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	30,170,000	33,375,562
		43,094,955

Oil & Gas Exploration & Production–0.30%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	4,830,000	5,995,457
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 5.50%, 09/15/2026(c)	10,145,000	9,834,309
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	8,738,000	8,980,357
4.15%, 11/15/2034	9,367,000	9,585,785
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	8,349,498
		42,745,406

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–0.67%

Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	$4,395,000	$4,376,359
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 5.50%, 12/01/2046	4,308,000	4,828,725
Energy Transfer, LP, Sr. Unsec. Notes, 4.90%, 03/15/2035	3,640,000	3,605,853
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	697,582
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	2,889,000	3,132,525
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,832,925
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	4,420,000	4,767,996
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	4,400,157
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	18,525,000	19,746,492
Sr. Unsec. Global Notes, 5.50%, 02/15/2023	7,610,000	7,862,081
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	4,395,666
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	5,426,878
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	8,165,000	8,272,247
5.50%, 02/15/2020	5,405,000	5,846,675
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,842,294
Western Gas Partners, LP, Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	10,195,359
		96,229,814

Other Diversified Financial Services–0.31%

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,373,199
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	10,083,882
Sr. Sec. Notes, 2.10%, 08/02/2018(c)	25,000,000	25,169,750
		44,626,831

Packaged Foods & Meats–0.20%

General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,661,908
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 1.60%, 06/30/2017	10,860,000	10,860,929
2.25%, 06/05/2017	8,220,000	8,220,152

	Principal Amount	Value

Packaged Foods & Meats–(continued)

Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.13%, 11/15/2025	$648,000	$690,901
		28,433,890

Paper Packaging–0.11%

International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,458,187
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	11,965,917
		15,424,104

Pharmaceuticals–0.66%

Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	9,265,000	9,915,848
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	6,079,000	6,215,832
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	14,556,000	15,520,335
Medicines Co. (The), Sr. Unsec. Conv. Notes, 2.75%, 07/15/2023(c)	9,593,000	10,276,501
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	4,535,000	4,612,669
5.25%, 06/15/2046	6,205,000	6,574,064
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022(c)	3,805,000	3,902,503
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	1,234,000	1,278,266
Roche Holdings, Inc. (Switzerland), Sr. Unsec. Gtd. Notes, 1.35%, 09/29/2017(c)	28,640,000	28,654,693
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/21/2023	3,755,000	3,643,833
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,395,704
		94,990,248

Property & Casualty Insurance–0.33%

Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	3,260,000	3,334,475
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,439,018
Sr. Unsec. Notes, 7.35%, 11/15/2019	425,000	476,689
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	9,551,315
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	4,185,000	4,511,007

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Property & Casualty Insurance–(continued)

Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	$9,510,000	$12,178,744
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	7,251,741
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,429,098
		48,172,087

Railroads–0.23%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	17,380,000	20,679,219
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	1,986,638
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	4,410,000	4,589,476
4.85%, 06/15/2044	5,560,000	6,328,798
		33,584,131

Regional Banks–0.06%

Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	4,700,000	4,664,729
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	4,670,000	4,597,683
		9,262,412

Reinsurance–0.06%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	7,510,000	8,238,534

Renewable Electricity–0.04%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	5,763,526

Retail REIT’s–0.00%

Brixmor Operating Partnership LP, Sr. Unsec. Notes, 3.88%, 08/15/2022	435,000	449,603

Semiconductor Equipment–0.16%

Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/2018	8,967,000	22,927,498

Semiconductors–0.96%

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.63%, 01/15/2024(c)	14,575,000	14,880,164
Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	8,126,000	8,128,942
4.10%, 05/11/2047	1,825,000	1,867,086
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027(c)	44,687,000	49,518,782

	Principal Amount	Value

Semiconductors–(continued)

Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	$25,456,000	$29,290,310
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	24,412,000	26,563,307
Silicon Laboratories Inc., Sr. Unsec. Conv. Notes, 1.38%, 03/01/2022(c)	5,936,000	6,410,880
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	2,275,000	2,284,802
		138,944,273

Specialized Finance–0.40%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,382,741
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	11,615,000	11,717,456
3.00%, 09/15/2023	6,731,000	6,685,741
4.25%, 09/15/2024	4,355,000	4,602,353
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	7,805,000	7,875,042
2.88%, 01/20/2022(c)	13,901,000	13,898,783
4.88%, 10/01/2025(c)	7,745,000	8,471,210
		57,633,326

Specialized REIT’s–0.28%

Crown Castle International Corp., Sr. Unsec. Global Notes, 4.75%, 05/15/2047	470,000	481,560
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	5,425,000	5,784,151
6.11%, 01/15/2020(c)	6,300,000	6,784,401
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	21,780,000	22,396,875
Life Storage, Inc., Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	4,667,000	4,513,964
		39,960,951

Specialty Chemicals–0.01%

Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	1,665,000	1,721,449

Systems Software–0.32%

FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	11,739,000	11,122,702
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	11,739,000	10,711,838

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Systems Software–(continued)

Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	$4,259,000	$4,249,028
Oracle Corp., Sr. Unsec. Global Notes, 1.90%, 09/15/2021	13,245,000	13,159,424
4.30%, 07/08/2034	6,045,000	6,475,334
		45,718,326

Technology Distributors–0.05%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,847,103

Technology Hardware, Storage & Peripherals–0.34%

Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	7,303,000	7,293,773
3.35%, 02/09/2027	3,495,000	3,579,834
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 5.45%, 06/15/2023(c)	7,237,000	7,881,654
8.35%, 07/15/2046(c)	278,000	361,046
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	24,327,000	23,630,664
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	7,094,000	6,845,710
		49,592,681

Thrifts & Mortgage Finance–0.10%

Radian Group Inc., Sr. Unsec. Conv. Notes, 3.00%, 11/15/2017	10,874,000	15,155,637

Tobacco–0.13%

Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	2,167,000	2,166,999
Sr. Unsec. Global Notes, 3.60%, 11/15/2023	3,940,000	4,158,386
4.88%, 11/15/2043	11,740,000	13,042,929
		19,368,314

Wireless Telecommunication Services–0.09%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	6,610,000	6,641,007

Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	6,080,000	6,320,978
		12,961,985
Total Bonds & Notes (Cost $2,533,342,550)		2,711,948,503

U.S. Treasury Securities–8.91%

U.S. Treasury Bills–0.01%

0.89%, 08/10/2017(h)(i)	1,500,000	1,497,360

	Principal Amount	Value

U.S. Treasury Notes–8.35%

1.25%, 01/31/2019	$23,000,000	$22,995,055
1.25%, 05/31/2019	386,861,000	386,611,475
3.63%, 08/15/2019	58,350,000	61,276,602
3.38%, 11/15/2019	10,000,000	10,488,870
1.50%, 05/15/2020	107,550,000	107,755,851
1.75%, 05/31/2022	413,315,600	413,258,976
2.00%, 05/31/2024	64,918,200	64,831,988
2.38%, 05/15/2027	136,011,600	138,038,445
		1,205,257,262

U.S. Treasury Bonds–0.55%

4.50%, 02/15/2036	5,000,000	6,472,183
3.00%, 02/15/2047	70,885,600	72,708,991
		79,181,174
Total U.S. Treasury Securities (Cost $1,277,630,577)		1,285,935,796

	Shares

Preferred Stocks–0.52%

Asset Management & Custody Banks–0.19%

AMG Capital Trust II, $2.58 Conv. Pfd.	483,000	27,863,062

Diversified Banks–0.03%

Wells Fargo & Co., 5.85% Pfd.	142,800	3,898,440

Oil & Gas Storage & Transportation–0.30%

El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	43,532,230
Total Preferred Stocks (Cost $63,824,605)		75,293,732

	Principal Amount

U.S. Government Sponsored Agency Securities–0.38%

Federal Home Loan Mortgage Corp. (FHLMC)–0.31%

Unsec. Global Notes, 4.88%, 06/13/2018	$33,680,000	34,930,673
6.75%, 03/15/2031	7,000,000	10,212,993
		45,143,666

Federal National Mortgage Association (FNMA)–0.07%

Unsec. Global Notes, 6.63%, 11/15/2030	6,315,000	9,080,939
Total U.S. Government Sponsored Agency Securities (Cost $55,447,058)		54,224,605

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Municipal Obligations–0.06%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	$2,600,000	$3,132,324
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	4,980,000	5,938,650
Total Municipal Obligations (Cost $7,640,528)		9,070,974

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%

Federal Home Loan Mortgage Corp. (FHLMC)–0.00%

Pass Through Ctfs., 6.50%, 05/01/2029	1	2
5.50%, 02/01/2037	25	28
		30

Federal National Mortgage Association (FNMA)–0.00%

Pass Through Ctfs., 7.00%, 07/01/2018 to 07/01/2032	21,293	22,236
5.50%, 03/01/2021	50	52
8.00%, 08/01/2021	578	583
		22,871

Government National Mortgage Association (GNMA)–0.00%

Pass Through Ctfs., 8.00%, 04/15/2026 to 01/20/2031	25,673	27,605
7.50%, 12/20/2030	1,561	1,875
		29,480
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $50,297)		52,381

	Shares

Money Market Funds–6.95%

Government & Agency Portfolio – Institutional Class, 0.71% (j)	601,611,422	601,611,422
Treasury Portfolio – Institutional Class, 0.67% (j)	401,074,281	401,074,281
Total Money Market Funds (Cost $1,002,685,703)		1,002,685,703
TOTAL INVESTMENTS–100.44% (Cost $11,870,432,624)		14,492,912,551
OTHER ASSETS LESS LIABILITIES–(0.44)%		(62,905,313)
NET ASSETS–100.00%		$14,430,007,238

Investment Abbreviations:

ADR	—American Depositary Receipt
Conv.	—Convertible
Ctfs.	—Certificates
Deb.	—Debentures
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
RB	—Revenue Bonds
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $781,759,188, which represented 5.42% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)	Perpetual bond with no specified maturity date.

(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(g)	Exchangeable for a basket of five common shares.

(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(j)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Equity and Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Equity and Income Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Equity and Income Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$8,908,373,438	$445,327,419	$—	$9,353,700,857
Bonds & Notes	—	2,711,948,503	—	2,711,948,503
Preferred Stocks	47,430,670	27,863,062	—	75,293,732
Municipal Obligations	—	9,070,974	—	9,070,974
U.S. Government Sponsored Agency Securities	—	54,224,605	—	54,224,605
U.S. Government Sponsored Agency Mortgage- Backed Securities	—	52,381	—	52,381
U.S. Treasury Securities	—	1,285,935,796	—	1,285,935,796
Money Market Funds	1,002,685,703	—	—	1,002,685,703
	9,958,489,811	4,534,422,740	—	14,492,912,551
Forward Foreign Currency Contracts*	—	2,752,448	—	2,752,448
Futures Contracts*	(499,023)	—	—	(499,023)
Total Investments	$9,957,990,788	$4,537,175,188	$—	$14,495,165,976
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts
Settlement Date		Contract to					Unrealized
	Counterparty	Deliver		Receive		Notional Value	Appreciation (Depreciation)
06/30/17	Bank of New York Mellon (The)	AUD	36,054,632	USD	27,040,974	$26,780,732	$260,242
06/30/17	Bank of New York Mellon (The)	CAD	74,353,695	USD	55,261,015	55,075,098	185,917
06/30/17	Bank of New York Mellon (The)	CHF	39,411,956	USD	40,672,814	40,772,536	(99,722)
06/30/17	Bank of New York Mellon (The)	EUR	88,145,738	USD	99,208,028	99,183,876	24,152
06/30/17	Bank of New York Mellon (The)	GBP	101,946,000	USD	132,552,736	131,488,929	1,063,807
06/30/17	State Street Bank and Trust Co.	AUD	36,067,789	USD	27,062,383	26,790,504	271,879
06/30/17	State Street Bank and Trust Co.	CAD	74,367,251	USD	55,248,711	55,085,139	163,572
06/30/17	State Street Bank and Trust Co.	CHF	39,411,104	USD	40,622,213	40,771,654	(149,441)
06/30/17	State Street Bank and Trust Co.	EUR	88,143,360	USD	99,162,699	99,181,201	(18,502)
06/30/17	State Street Bank and Trust Co.	GBP	101,934,772	USD	132,524,994	131,474,450	1,050,544
Total Forward Foreign Currency Contracts—Currency Risk							$2,752,448

 Currency Abbreviations:

AUD	—	Australian Dollar	EUR	—	Euro
CAD	—	Canadian Dollar	GBP	—	British Pound Sterling
CHF	—	Swiss Franc	USD	—	U.S. Dollar

Invesco Equity and Income Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	392	September-2017	$(46,378,500)	$(95,870)
U.S. Treasury 10 Year Notes	Short	734	September-2017	(92,701,906)	(403,153)
Total Futures Contracts—Interest Rate Risk					$(499,023)

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $1,718,666,579 and $2,522,804,557, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $7,796,394,988 and $7,771,523,550, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,871,290,232
Aggregate unrealized (depreciation) of investment securities	(325,560,767)
Net unrealized appreciation of investment securities	$2,545,729,465
Cost of investments for tax purposes is $11,947,183,086.

Invesco Equity and Income Fund

Invesco Floating Rate Fund Quarterly Schedule of Portfolio Holdings May 31, 2017

invesco.com/us	FLR-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2017

(Unaudited)

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Variable Rate Senior Loan Interests–92.04% (a)(b)

Aerospace & Defense–1.94%

Booz Allen Hamilton Inc., Term Loan B	3.24%	06/30/2023		$1,392	$1,403,917
Cadence Aerospace, LLC, Term Loan	7.50%	05/09/2018		2,420	2,355,167
Consolidated Aerospace Manufacturing, LLC, Term Loan	4.79%	08/11/2022		3,157	3,061,941
IAP Worldwide Services, Revolver Loan (Acquired 07/22/2014; Cost $789,017)(c)	0.00%	07/18/2018		789	773,237
Revolver Loan (Acquired 07/22/2014; Cost $87,669)	7.00%	07/18/2018		88	85,915
Second Lien Term Loan	8.00%	07/18/2019		1,008	987,527
Leidos Innovations Corp., Term Loan B	3.31%	08/16/2023		7,244	7,321,236
MHVC Acquisition Corp., Term Loan	6.30%	04/29/2024		2,145	2,164,712
TransDigm Inc., Term Loan D	4.14%	06/04/2021		6,885	6,921,177
Term Loan E	4.08%	05/16/2022		9,371	9,403,848
Term Loan F	4.04%	06/09/2023		18,931	18,989,383
					53,468,060

Air Transport–1.68%

American Airlines, Inc., Term Loan	3.04%	06/27/2020		1,001	1,003,437
Term Loan	3.49%	10/10/2021		4,201	4,212,766
Term Loan B	3.49%	12/14/2023		5,881	5,898,549
Avolon TLB Borrower 1 (US) LLC, Term Loan B-1	3.26%	09/16/2020		2,214	2,237,876
Term Loan B-2	3.76%	03/21/2022		15,914	16,131,609
Delta Air Lines, Inc., Revolver Loan (c)	0.00%	10/18/2017		3,812	3,783,262
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020		5,842	6,016,903
United Airlines, Inc., Term Loan B	3.42%	04/01/2024		6,948	7,006,845
					46,291,247

Automotive–1.56%

Allison Transmission, Inc., Term Loan	3.03%	09/23/2022		2,106	2,128,453
American Axle & Manufacturing, Inc., Term Loan B	3.28%	04/06/2024		4,717	4,715,881
Britax US Holdings Inc., Term Loan	4.65%	10/15/2020		1,739	1,478,328
CH Hold Corp., First Lien Delayed Draw Term Loan(c)	0.00%	02/01/2024		192	191,687
Term Loan	4.04%	02/01/2024		1,901	1,916,871
Second Lien Term Loan	8.29%	02/01/2025		264	271,052
Dayco Products, LLC, Term Loan (d)	—	05/19/2023		1,891	1,898,005
Dealer Tire, LLC, Term Loan	4.94%	12/22/2021		53	53,584
FCA US, LLC, Term Loan B	2.99%	12/31/2018		3,481	3,511,081
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.00%	04/30/2019		585	589,781
Key Safety Systems, Inc., Term Loan	5.68%	08/29/2021		2,829	2,854,398
Midas Intermediate Holdco II, LLC, Term Loan	3.90%	08/18/2021		4,139	4,158,315
Superior Industries International, Inc., Term Loan	7.75%	03/22/2018	EUR	580	652,015
ThermaSys Corp., Term Loan (d)	—	05/03/2019		4,155	3,804,862
Tower Automotive Holdings USA, LLC, Term Loan	3.75%	03/07/2024		5,437	5,437,010
Transtar Holding Co., Exit Term Loan(c)	0.00%	04/11/2022		320	320,321
Term Loan	1.00%	04/11/2022		695	648,508
Exit Term Loan	5.50%	04/11/2022		584	583,581
First Lien Term Loan	5.50%	04/11/2022		2,289	2,108,720

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Automotive–(continued)

Wand Intermediate I L.P., First Lien Term Loan	4.95%	09/17/2021	$4,247	$4,304,193
Second Lien Term Loan	8.33%	09/17/2022	1,406	1,416,597
				43,043,243

Beverage and Tobacco–0.28%

Arctic Glacier U.S.A. Inc., Term Loan	5.29%	03/20/2024	1,396	1,416,209
Constellation Brands Canada, Inc. (Canada), First Lien Term Loan B-1	4.89%	12/15/2023	1,102	1,112,241
Culligan Holding, Inc., First Lien Term Loan B-1	5.00%	12/13/2023	3,826	3,862,290
Winebow Holdings, Inc., Second Lien Term Loan (Acquired 07/02/2014; Cost $1,501,243)	8.54%	12/31/2021	1,508	1,417,689
				7,808,429

Building & Development–2.26%

American Builders & Contractors Supply Co., Inc., Term Loan B-1	3.54%	10/31/2023	6,755	6,797,281
Beacon Roofing Supply, Inc., Term Loan	3.75%	10/01/2022	1,806	1,819,530
Capital Automotive L.P., Term Loan B-2	4.03%	03/24/2024	7,534	7,609,364
Second Lien Term Loan B	7.03%	03/24/2025	4,186	4,290,803
DiversiTech Holdings, Inc., Term Loan(d)	—	06/01/2024	1,385	1,391,137
Second Lien Term Loan(d)	—	06/01/2025	575	584,509
Forterra Finance, LLC, Term Loan	4.04%	10/25/2023	4,175	3,943,114
HD Supply, Inc., Term Loan B-1	3.90%	08/13/2021	475	479,606
Term Loan B-2	3.90%	10/17/2023	3,539	3,563,949
Mueller Water Products, Inc., Term Loan B	3.58%	11/25/2021	552	558,424
Quikrete Holdings, Inc., First Lien Term Loan	3.79%	11/15/2023	14,383	14,352,947
Re/Max LLC, Term Loan	3.90%	12/15/2023	4,879	4,901,727
Realogy Group LLC, Term Loan	3.29%	07/20/2022	11,798	11,898,801
				62,191,192

Business Equipment & Services–10.36%

Acosta, Inc., Term Loan B-1	4.29%	09/26/2021	4,126	3,867,493
Allied Universal Holdco LLC, First Lien Term Loan	4.79%	07/28/2022	5,624	5,662,527
Incremental Delayed Draw Term Loan(c)	0.00%	07/28/2022	1,181	1,180,733
Alorica Inc., Term Loan B	5.79%	06/30/2022	2,477	2,495,345
Asurion LLC, Term Loan B-2	4.29%	07/08/2020	14,905	14,986,839
Second Lien Term Loan	8.54%	03/03/2021	12,922	13,086,439
Term Loan B-4	4.29%	08/04/2022	414	416,907
Term Loan B-5	4.04%	11/03/2023	3,885	3,920,367
Blucora, Inc., Term Loan	4.76%	05/22/2024	3,175	3,202,614
Brickman Group Ltd. LLC, Revolver Loan(c)	0.00%	12/18/2018	992	922,879
First Lien Term Loan	4.03%	12/18/2020	5,025	5,038,283
Second Lien Term Loan	7.50%	12/17/2021	519	522,693
Caraustar Industries, Inc., Term Loan	6.65%	03/09/2022	3,087	3,105,593
Change Healthcare Holdings, Inc., Term Loan	3.79%	03/01/2024	9,279	9,320,667
Checkout Holding Corp., Term Loan B	4.54%	04/09/2021	5,982	5,299,153
Cotiviti Corp., Term Loan A (Acquired 09/27/2016; Cost $1,586,167)	3.40%	09/28/2021	1,591	1,585,441
First Lien Term Loan B	3.65%	09/28/2023	3,722	3,735,679
CRCI Holdings, Inc., Term Loan	6.65%	08/31/2023	2,340	2,357,498
Crossmark Holdings, Inc., First Lien Term Loan	4.65%	12/20/2019	4,508	3,307,401
Second Lien Term Loan	8.75%	12/21/2020	576	381,309

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Business Equipment & Services–(continued)

DigitalGlobe, Inc., Term Loan	3.79%	01/15/2024		$6,159	$6,178,180
Dream Secured Bondco AB (Sweden), Term Loan B1C (d)	—	10/21/2022	EUR	5,000	5,652,189
Equinix, Inc., Term Loan B-1	3.54%	01/08/2023		703	710,032
First Data Corp., Term Loan	4.03%	07/10/2022		7,725	7,780,025
Term Loan	3.53%	04/26/2024		32,555	32,766,524
Gartner, Inc., Term Loan A	3.04%	03/16/2022		1,011	1,015,034
Incremental Term Loan B	3.04%	04/05/2024		1,254	1,265,512
Genesys Telecom Holdings, U.S., Inc., Term Loan B-1	5.00%	12/01/2023	EUR	936	1,066,693
Term Loan B-1	5.16%	12/01/2023	EUR	7,883	7,950,402
Global Payments, Inc., Term Loan B-2	3.04%	04/21/2023		4,847	4,884,500
Hillman Group, Inc., Term Loan	4.65%	06/30/2021		3,813	3,848,527
Information Resources, Inc., First Lien Term Loan	5.26%	01/18/2024		6,320	6,394,478
KAR Auction Services, Inc., Term Loan B-4	3.31%	03/11/2021		671	675,474
Term Loan B-5	3.56%	03/09/2023		8,002	8,040,272
Karman Buyer Corp., Second Lien Term Loan	7.54%	07/25/2022		2,649	2,602,323
Term Loan	4.29%	07/25/2021		10,350	10,260,561
Kronos Inc., Term Loan B	4.68%	11/01/2023		5,702	5,762,125
Learning Care Group (US) No. 2 Inc., Term Loan	5.05%	05/05/2021		3,080	3,128,125
Lonestar Intermediate Super Holdings, LLC, Term Loan	10.04%	08/31/2021		5,676	5,879,412
Outfront Media Capital LLC, Term Loan	3.25%	03/18/2024		258	259,548
Peak 10, Inc., Second Lien Term Loan	8.41%	06/17/2022		788	781,722
Prime Security Services Borrower, LLC, Revolver Loan(c)	0.00%	05/02/2022		3,829	3,826,665
Term Loan B-1	4.29%	05/02/2022		8,941	9,029,375
ServiceMaster Company, Term Loan C	3.54%	11/08/2023		2,775	2,804,113
Spin Holdco Inc., First Lien Term Loan	4.40%	11/14/2019		14,164	14,166,476
Synchronoss Technologies, Inc., Term Loan	4.08%	01/19/2024		1,975	1,838,181
Tempo Acquisition LLC, Term Loan	4.00%	05/01/2024		12,465	12,524,715
TNS Inc., Second Lien Term Loan	9.05%	08/14/2020		231	231,354
Trans Union LLC, Term Loan B-2	3.54%	04/09/2023		5,976	6,042,286
U.S. Security Associates Holdings, Inc., Term Loan	6.15%	07/14/2023		2,179	2,210,686
Ventia Deco LLC, Term Loan B (Acquired 08/17/2016-03/23/2017; Cost $2,945,895)	4.66%	05/21/2022		2,945	2,974,463
Wash MultiFamily Acquisition Inc., Canadian First Lien Term Loan	4.29%	05/13/2022		891	891,542
First Lien Term Loan	4.30%	05/16/2022		5,392	5,396,590
Canadian Second Lien Term Loan (Acquired 05/04/2015; Cost $38,723)	8.04%	05/14/2023		39	38,959
Second Lien Term Loan (Acquired 05/04/2015; Cost $221,092)	8.04%	05/12/2023		222	222,436
West Corp., Term Loan A-2(d)	—	06/17/2021		10,847	10,833,910
Term Loan B-14	3.54%	06/17/2021		3,860	3,869,971
WEX Inc., Term Loan B	4.54%	07/01/2023		6,933	7,006,376
					285,205,616

Cable & Satellite Television–5.19%

Altice Financing S.A. (Luxembourg), Term Loan	3.91%	07/15/2025		2,398	2,402,714
Altice US Finance I Corp., Term Loan	3.28%	07/15/2025		8,693	8,689,705
Atlantic Broadband Finance, LLC, Term Loan B	3.54%	11/30/2019		2,107	2,120,622
Cable One, Inc., Incremental Term Loan B-1	3.43%	05/01/2024		1,028	1,037,189
Charter Communications Operating LLC, Term Loan I-1	3.30%	01/15/2024		18,044	18,178,557
CSC Holdings, LLC, Term Loan	3.25%	07/17/2025		17,774	17,771,298
ION Media Networks, Inc., Term Loan B-2	4.50%	12/18/2020		9,025	9,053,642
MCC Iowa LLC, Term Loan H	3.45%	01/29/2021		3,186	3,208,195
Mediacom Illinois LLC, Term Loan K	3.20%	02/15/2024		4,607	4,638,065

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Cable & Satellite Television–(continued)

Numericable-SFR S.A. (France), Term Loan B-10	4.42%	01/14/2025		$8,612	$8,628,477
Quebecor Media Inc. (Canada), Term Loan B-1	3.43%	08/17/2020		5,078	5,114,898
Telenet Financing USD LLC, Term Loan A-I	3.74%	06/30/2025		10,840	10,900,613
UPC Financing Partnership, Term Loan AP	3.74%	04/15/2025		18,504	18,621,191
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan I	3.74%	01/31/2025		17,607	17,700,965
WaveDivision Holdings, LLC, Term Loan	3.93%	10/15/2019		684	686,763
WideOpenWest Finance, LLC, Term Loan B	4.70%	08/19/2023		7,753	7,806,929
Ziggo Secured Finance Partnership, Term Loan E	3.49%	04/15/2025		6,244	6,248,875
					142,808,698

Chemicals & Plastics–1.87%

Alpha US Bidco, Inc., Term Loan B-1	4.15%	01/31/2024		2,007	2,020,564
Ashland LLC, Term Loan B (d)	—	05/25/2024		2,138	2,150,470
Axalta Coating Systems US Holdings, Inc., Term Loan B-2 (d)	—	06/30/2024		6,418	6,456,790
Charter NEX US, Inc., First Lien Term Loan	4.29%	05/16/2024		918	922,017
Chemours Co., (The), Term Loan B-1	3.50%	05/12/2022		1,106	1,116,107
Colouroz Investment LLC (Germany), First Lien Term Loan B-2	4.00%	09/07/2021		4,074	4,026,284
Term Loan C	4.00%	09/07/2021		673	665,592
Second Lien Term Loan B-2	8.40%	09/05/2022		2,916	2,864,594
Constantia Flexibles Holding GmbH (Austria), Term Loan B-2-A	4.04%	04/30/2022		468	470,751
Gemini HDPE LLC, Term Loan	4.17%	08/06/2021		3,395	3,418,162
HII Holding Corp., First Lien Term Loan	4.40%	12/20/2019		1,989	2,003,106
Ineos US Finance LLC, Term Loan	3.79%	03/31/2022		1,457	1,472,442
Term Loan	3.25%	02/28/2024	EUR	1,279	1,452,810
MacDermid, Inc., Multicurrency Revolver Loan(c)	0.00%	06/07/2018		2,181	2,179,183
Revolver Loan(c)	0.00%	06/07/2018		2,181	2,179,183
Term Loan B-5	4.54%	06/07/2020		142	143,488
Term Loan B-6	4.04%	06/07/2023		1,710	1,723,854
Oxea Finance LLC, First Lien Term Loan B-2	4.40%	01/15/2020		8,863	8,752,483
Proampac PG Borrower LLC, First Lien Term Loan	5.10%	11/20/2023		2,394	2,435,695
Royal Holdings, Inc., Term Loan	4.40%	06/17/2022		746	755,308
Second Lien Term Loan	8.65%	06/19/2023		364	364,373
Tata Chemicals North America Inc., Term Loan	3.94%	08/07/2020		1,968	1,975,182
Versum Materials, Term Loan	3.65%	09/30/2023		1,915	1,939,835
					51,488,273

Clothing & Textiles–0.79%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan B-1	5.15%	05/27/2021		5,185	5,230,234
Second Lien Term Loan (Acquired 05/27/2014-04/12/2017; Cost $2,935,137)	9.65%	05/27/2022		2,955	2,991,795
Ascena Retail Group, Inc., Term Loan B	5.63%	08/21/2022		4,144	3,560,524
Oak Parent, Inc., Term Loan	5.54%	10/26/2023		2,917	2,913,031
Samsonite IP Holdings, S.a.r.l. (Luxembourg), Term Loan B	3.29%	08/01/2023		1,748	1,767,116
Varsity Brands Holding Co., Inc., First Lien Term Loan	4.50%	12/10/2021		5,184	5,223,566
					21,686,266

Conglomerates–0.15%

Penn Engineering & Manufacturing Corp., Incremental Term Loan B	4.03%	08/29/2021		956	961,299
RGIS Services, LLC, Term Loan	8.65%	03/31/2023		2,287	2,287,108
Spectrum Brands, Inc., Term Loan	3.17%	06/23/2022		806	812,280
					4,060,687

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Containers & Glass Products–2.54%

Berlin Packaging, LLC, Term Loan	4.51%	10/01/2021		$6,416	$6,450,858
Second Lien Term Loan	7.75%	09/30/2022		760	766,184
Berry Plastics Corp., Term Loan L	3.24%	01/06/2021		1,916	1,928,793
Term Loan I	3.52%	10/01/2022		2,422	2,443,092
Term Loan J	3.49%	01/19/2024		1,396	1,407,438
BWAY Holding Co., Term Loan (d)	—	04/03/2024		1,026	1,026,008
Consolidated Container Co. LLC, Term Loan (d)	—	05/22/2024		2,249	2,266,952
Coveris Holdings S.A., Term Loan	4.65%	05/08/2019		3,611	3,581,435
Duran Group (Germany), Term Loan B-2	5.40%	03/21/2024		10,553	10,615,999
Flex Acquisition Co., Inc., Term Loan	4.40%	12/29/2023		1,571	1,581,279
Fort Dearborn Holding Co., Inc., First Lien Term Loan	5.15%	10/19/2023		5,133	5,165,363
Second Lien Term Loan	9.65%	10/19/2024		393	387,491
Hoffmaster Group, Inc., First Lien Term Loan	5.54%	11/21/2023		3,854	3,904,851
ICSH Parent, Inc, Delayed Draw Term Loan(c)	0.00%	04/28/2024		508	507,992
First Lien Term Loan(d)	—	04/29/2024		2,811	2,813,495
Libbey Glass, Inc., Term Loan	3.99%	04/09/2021		615	586,216
Multi Packaging Solutions, Inc., Term Loan C	4.26%	09/30/2020		1,948	1,951,987
Term Loan D	4.25%	10/14/2023		1,006	1,007,201
Ranpak Corp., Term Loan B-1	4.29%	10/01/2021		827	829,645
Second Lien Term Loan	8.25%	10/03/2022		258	257,453
Reynolds Group Holdings Inc., Incremental Term Loan	4.04%	02/05/2023		15,820	15,913,548
SIG Combibloc PurchaseCo S.a.r.l., Term Loan	3.75%	03/11/2022	EUR	203	231,657
Tekni-Plex, Inc., Term Loan B-1	4.54%	06/01/2022		544	547,839
Second Lien Term Loan (Acquired 04/15/2015; Cost $459,963)	8.79%	06/01/2023		463	463,939
TricorBraun Inc., Delayed Draw Term Loan(c)	0.00%	11/30/2023		311	311,223
Term Loan	4.90%	11/30/2023		3,072	3,104,451
					70,052,389

Cosmetics & Toiletries–0.83%

Coty Inc., Term Loan A	2.75%	10/27/2020		3,586	3,578,165
Incremental Term Loan B	3.50%	10/27/2022		4,687	4,714,541
Galleria Co., Term Loan B	4.00%	09/29/2023		6,278	6,330,766
Prestige Brands, Inc., Term Loan B-4	3.79%	01/26/2024		8,117	8,193,534
					22,817,006

Drugs–1.65%

Alpha BidCo SAS (France), Term Loan B-1	3.50%	01/30/2023	EUR	233	265,660
Term Loan B-2	3.50%	01/30/2023	EUR	544	619,504
BPA Laboratories, First Lien Term Loan	3.67%	04/29/2020		1,202	1,093,970
Second Lien Term Loan	3.67%	04/29/2020		1,045	857,131
Catalent Pharma Solutions Inc., Term Loan	3.79%	05/20/2021		6,744	6,827,465
Endo LLC, Term Loan	5.31%	04/27/2024		9,414	9,587,400
Grifols Worldwide Operations USA, Inc., Term Loan B	3.20%	01/31/2025		18,204	18,257,012
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan B F-1	5.75%	04/01/2022		7,704	7,850,276
					45,358,418

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Ecological Services & Equipment–0.90%

Advanced Disposal Services, Inc., Term Loan	3.70%	11/10/2023		$10,304	$10,389,733
Casella Waste Systems, Inc., Term Loan B-1	3.75%	10/17/2023		1,104	1,110,468
PHM France Holdco 19 SAS (France), Term Loan B	3.75%	04/11/2023	EUR	916	1,045,421
PSSI Holdings LLC, Term Loan	4.80%	12/02/2021		2,589	2,614,929
Waste Industries USA, Inc., Term Loan B	3.79%	02/27/2020		6,970	7,039,305
WCA Waste Systems Inc., Term Loan	3.75%	08/11/2023		2,582	2,592,949
					24,792,805

Electronics & Electrical–12.70%

4L Technologies Inc., Term Loan	5.50%	05/08/2020		9,409	9,059,504
Almonde, Inc. (United Kingdom), First Lien Term Loan(d)	—	04/26/2024	EUR	2,153	2,457,676
First Lien Term Loan(d)	—	04/26/2024		15,376	15,426,496
Second Lien Term Loan(d)	—	04/28/2025		976	998,123
Blackboard Inc., Term Loan B-4	6.16%	06/30/2021		7,128	7,161,830
Cavium, Inc., Term Loan B-1	3.28%	08/16/2022		4,447	4,469,533
CommScope, Inc., Term Loan 5	3.04%	12/29/2022		4,073	4,098,747
Compuware Corp., Term Loan B-3	5.29%	12/15/2021		3,091	3,121,858
CPI International, Inc., Term Loan B	4.30%	04/07/2021		2,071	2,078,753
Dell International LLC, Term Loan A-2	3.30%	09/07/2021		10,346	10,395,630
Term Loan B	3.55%	09/07/2023		18,831	18,963,096
Diamond US Holding LLC, Term Loan B	4.29%	04/06/2024		4,107	4,113,921
Diebold Nixdorf, Inc., Term Loan B	3.75%	11/06/2023		3,794	3,826,097
Go Daddy Operating Co., LLC, Term Loan	3.75%	04/03/2018	EUR	19,050	21,453,364
Term Loan	3.54%	02/15/2024		14,863	14,927,244
Hyland Software, Inc., Term Loan	4.29%	07/01/2022		460	464,230
Second Lien Term Loan(d)	—	05/23/2025		238	242,263
Integrated Device Technology, Inc., Term Loan B (Acquired 04/04/2017; Cost $1,938,893)	6.00%	04/04/2024		1,944	1,955,815
Interoute Finco PLC (Luxembourg), Term Loan B	3.75%	11/14/2023	EUR	748	849,467
Kemet Corp., Term Loan	7.17%	04/26/2024		3,143	3,143,250
Lattice Semiconductor Corp., Term Loan	5.25%	03/10/2021		4,233	4,232,698
Lully Finance LLC, First Lien Term Loan B-3	4.53%	10/14/2022		1,485	1,489,143
First Lien Term Loan B-4	3.75%	10/14/2022	EUR	1,193	1,360,225
Second Lien Term Loan B-2	7.25%	10/16/2023	EUR	555	628,842
Second Lien Term Loan B-1	9.53%	10/16/2023		1,614	1,605,678
MA Finance Co., LLC, Term Loan B-2	3.67%	11/19/2021		10,174	10,186,383
Term Loan B-3(d)	—	04/18/2024		2,362	2,365,021
MACOM Technology Solutions Holdings, Inc., Term Loan	3.24%	05/17/2024		4,276	4,278,672
Mediaocean LLC, First Lien Term Loan	5.30%	08/15/2022		3,844	3,881,200
Meter Reading Holding, LLC, Term Loan	6.95%	08/29/2023		4,057	4,122,529
Micron Technology, Inc., Term Loan	3.55%	04/26/2022		3,356	3,396,171
Microsemi Corp., Term Loan B	3.33%	01/15/2023		6,514	6,550,397
Mirion Technologies, Inc., Term Loan	5.90%	03/31/2022		2,586	2,586,411
MKS Instruments, Inc., Term Loan B-2	3.79%	05/01/2023		4,360	4,402,720
MTS Systems, Term Loan B	5.25%	07/05/2023		1,977	2,004,000
NeuStar, Inc., Term Loan B-1(d)	—	09/02/2019		1,226	1,241,346
Term Loan B-2(d)	—	03/01/2024		4,633	4,693,595
Oberthur Technologies of America Corp., Term Loan B-1	3.75%	12/15/2023	EUR	3,402	3,863,909
Term Loan B-2(c)	0.00%	12/15/2023		2,818	2,817,967
Term Loan B-2(c)	0.00%	12/15/2023	EUR	3,917	3,917,478
Term Loan B-1	4.90%	01/10/2024		1,727	1,738,745

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Electronics & Electrical–(continued)

Omnitracs, Inc., Term Loan	4.90%	11/25/2020		$5,458	$5,495,278
Second Lien Term Loan	8.90%	05/25/2021		311	312,835
ON Semiconductor Corp., Term Loan	3.29%	03/31/2023		12,780	12,858,163
Optiv Inc., Term Loan	4.44%	02/01/2024		4,829	4,788,874
Second Lien Term Loan	8.44%	01/31/2025		654	646,953
Quest Software US Holdings Inc., Term Loan	7.05%	10/31/2022		9,022	9,202,665
Ramundsen Holdings, LLC, Term Loan	5.40%	02/01/2024		643	650,899
Second Lien Term Loan	9.65%	01/31/2025		261	264,424
Riverbed Technology, Inc., Term Loan	4.30%	04/25/2022		817	808,680
Rocket Software, Inc., Term Loan	5.40%	10/14/2023		6,948	7,011,658
Second Lien Term Loan	10.65%	10/14/2024		978	980,897
RP Crown Parent, LLC, Term Loan	4.54%	10/12/2023		1,518	1,533,468
Seattle Spinco, Inc., Term Loan (d)	—	04/18/2024		15,952	15,971,569
SS&C Technologies, Inc., Term Loan B-1	3.29%	07/08/2022		6,341	6,388,592
Term Loan B-2	3.29%	07/08/2022		441	443,977
Sybil Software LLC, Term Loan	4.40%	09/30/2023		10,833	10,987,384
Symantec Corp., Term Loan A-5	2.75%	08/01/2021		6,334	6,311,675
Tempe Holdco Corp., Term Loan B	4.29%	12/01/2023		4,530	4,581,379
TTM Technologies, Inc., Term Loan B	5.29%	05/31/2021		4,176	4,254,568
Vantiv, LLC, Term Loan B	3.49%	10/14/2023		1,080	1,087,935
Verifone, Inc., Term Loan B	3.80%	07/08/2021		3,600	3,616,656
Veritas US Inc., Term Loan B-1	6.63%	01/27/2023	EUR	11,375	12,859,497
Term Loan B-1	6.77%	01/27/2023		3,771	3,780,534
VF Holding Corp., Term Loan B-1	4.29%	06/30/2023		2,643	2,651,498
Western Digital Corp., Term Loan B-2	3.78%	04/29/2023		23,171	23,413,618
Zebra Technologies Corp., Term Loan	3.60%	10/27/2021		8,091	8,166,579
					349,640,282

Equipment Leasing–0.04%

Delos Finance S.a.r.l., Term Loan	3.40%	10/06/2023		433	438,006
Flying Fortress Inc., Term Loan	3.40%	10/30/2022		694	701,403
					1,139,409

Financial Intermediaries–1.71%

Black Knight InfoServ, LLC, Term Loan B	3.31%	05/27/2022		1,210	1,221,742
Geo Group, Inc., Term Loan	3.25%	03/23/2024		2,343	2,350,291
iPayment Inc., Term Loan (Acquired 04/07/2017; Cost $2,914,143)	7.16%	04/11/2023		2,943	2,965,307
LPL Holdings, Inc., Term Loan	3.77%	03/10/2024		1,288	1,296,618
MoneyGram International, Inc., Term Loan	4.40%	03/27/2020		9,122	9,142,773
RJO Holdings Corp., Term Loan (Acquired 04/12/2017; Cost $3,522,112)	9.08%	05/05/2022		3,557	3,521,787
Term Loan (Acquired 04/12/2017; Cost $1,252,307)	13.06%	05/05/2022		1,265	1,252,191
RPI Finance Trust, Term Loan B-6	3.15%	03/27/2023		16,421	16,506,514
SAM Finance Lux S.a.r.l. (Luxembourg), Term Loan	4.39%	12/17/2020		474	478,412
Stiphout Finance LLC, Term Loan	4.79%	10/26/2022		2,952	2,970,234
Second Lien Term Loan (Acquired 07/21/2015; Cost $90,808)	9.04%	10/26/2023		91	90,969
TMF Group Holdco B.V. (Netherlands), Term Loan B-2	3.50%	10/16/2023	EUR	2,094	2,380,586
Walter Investment Management Corp., Term Loan B (d)	—	12/18/2020		3,093	2,827,035
					47,004,459

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Food & Drug Retailers–1.28%

Adria Group Holding B.V. (Netherlands), Term Loan (d)	—	06/04/2018	EUR	7,621	$329,598
Albertsons, LLC,
Term Loan B-4	4.04%	08/25/2021		$12,844	12,932,668
Term Loan B-5	4.40%	12/21/2022		7,586	7,644,917
Term Loan B-6	4.45%	06/22/2023		5,534	5,576,208
Pret A Manger (United Kingdom), Term Loan B-2	5.29%	06/20/2022	GBP	2,115	2,745,828
Rite Aid Corp.,
Second Lien Term Loan 1	5.75%	08/21/2020		2,637	2,652,373
Second Lien Term Loan 2	4.88%	06/21/2021		2,911	2,924,651
Supervalu Inc., Term Loan	5.54%	03/21/2019		405	406,231
					35,212,474

Food Products–2.78%

AdvancePierre Foods, Inc., Term Loan	6.00%	06/02/2023		4,342	4,351,892
Candy intermediate Holdings, Inc., Term Loan	5.65%	06/15/2023		5,609	5,349,688
Chefs’ Warehouse Parent, LLC, Term Loan	6.79%	06/22/2022		1,680	1,704,714
CSM Bakery Supplies LLC, First Lien Term Loan (d)	—	07/03/2020		2,516	2,367,171
Dole Food Co., Inc., Term Loan B	4.12%	04/06/2024		8,581	8,629,685
Hearthside Group Holdings, LLC, Revolver Loan(c)	0.00%	06/02/2019		2,701	2,699,011
Term Loan	4.04%	06/02/2021		1,109	1,120,123
Hostess Brands, LLC, Term Loan B	3.54%	08/03/2022		157	158,453
Jacobs Douwe Egberts International B.V., Term Loan B-5	3.44%	07/04/2022		9,426	9,512,854
JBS USA Lux S.A., Term Loan	3.50%	10/30/2022		21,878	21,588,191
Nomad Foods US LLC (United Kingdom), Term Loan B-2	3.76%	05/15/2024		2,761	2,785,360
Pinnacle Foods Finance LLC, Term Loan	3.00%	02/02/2024		6,577	6,617,484
Post Holdings, Inc., Revolver Loan(c)	0.00%	01/29/2019		3,566	3,563,859
Incremental Term Loan	3.28%	05/24/2024		2,778	2,796,095
Incremental Term Loan 1(d)	—	05/24/2024		2,315	2,330,079
QCE LLC, PIK Term Loan (f)	10.00%	06/30/2019		6	474
Shearer’s Foods, LLC,
First Lien Term Loan (Acquired 03/04/2015; Cost $502,525)	5.08%	06/30/2021		501	499,700
Second Lien Term Loan (Acquired 06/19/2014; Cost $453,827)	7.90%	06/30/2022		457	443,024
					76,517,857

Food Service–2.31%

Aramark Services, Inc., Term Loan B	3.04%	03/28/2024		605	610,036
Landry’s, Inc., Term Loan B	3.75%	10/04/2023		3,006	3,010,169
New Red Finance, Inc., Term Loan B-3	3.31%	02/16/2024		14,597	14,636,684
NPC International, Inc., First Lien Term Loan	4.51%	04/19/2024		3,067	3,094,278
Second Lien Term Loan	8.51%	04/18/2025		965	976,588
Pizza Hut Holdings, LLC, Term Loan B	3.00%	06/16/2023		3,264	3,289,651
Red Lobster Management, LLC, Term Loan	6.29%	07/28/2021		3,473	3,512,357
Restaurant Holding Co., LLC, First Lien Term Loan	8.80%	02/28/2019		1,699	1,645,961
Steak ‘n Shake Inc., Term Loan	4.80%	03/19/2021		2,385	2,373,407
TKC Holdings, Inc., Term Loan	4.75%	02/01/2023		4,166	4,191,517
TMK Hawk Parent, Corp., Term Loan B-1	5.04%	10/01/2021		3,905	3,944,717
Second Lien Term Loan (Acquired 10/01/2014; Cost $1,076,006)	8.54%	10/01/2022		1,083	1,083,245
US Foods, Inc., Second Lien Incremental Term Loan	3.79%	06/27/2023		20,922	21,123,924
					63,492,534

Health Care–3.56%

Acadia Healthcare Co., Inc., Term Loan B-1	3.79%	02/11/2022		1,433	1,448,281
Term Loan B-2	3.75%	02/16/2023		7,824	7,908,830

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Health Care–(continued)

CareCore National, LLC, Term Loan	5.04%	03/05/2021		$8,433	$8,527,607
Community Health Systems, Inc., Revolver Loan(c)	0.00%	01/27/2019		1,974	1,968,384
Incremental Term Loan G	3.90%	12/31/2019		2,695	2,700,129
Convatec Inc., Term Loan B	3.54%	10/31/2023		637	642,435
DJO Finance LLC, Term Loan	4.27%	06/07/2020		7,999	7,933,787
Elsan Groupe S.A.S. (France), Term Loan B-2 (d)	—	07/21/2022	EUR	1,347	1,531,874
Envision Healthcare Corp., Term Loan	4.15%	12/01/2023		4,374	4,431,489
Explorer Holdings, Inc., Term Loan	6.17%	05/02/2023		1,749	1,768,591
Greatbatch, Ltd., Term Loan B	4.51%	10/27/2022		3,156	3,182,788
HC Group Holdings III, Inc., Term Loan	6.04%	04/07/2022		5,005	4,967,522
HCA, Inc., Term Loan B-9	3.04%	03/17/2023		4,753	4,775,802
Kindred Healthcare, Inc., Term Loan	4.69%	04/09/2021		1,137	1,143,818
Kinetic Concepts, Inc., Term Loan	4.40%	02/03/2024		9,471	9,378,887
MPH Acquisition Holdings LLC, Term Loan	4.90%	06/07/2023		15,595	15,677,388
National Surgical Hospitals, Inc., First Lien Term Loan	4.54%	06/01/2022		1,751	1,756,789
Ortho-Clinical Diagnostics, Inc., Term Loan (d)	—	06/30/2021		1,606	1,612,920
Surgery Center Holdings, Inc., Term Loan	4.75%	11/03/2020		1,716	1,727,412
Team Health Holdings, Inc., Term Loan	3.79%	02/06/2024		7,617	7,588,383
Unilabs Diagnostics AB (Sweden), Revolver Loan (c)	0.00%	03/12/2021	EUR	2,062	2,062,150
Western Dental Services, Inc., Term Loan (Acquired 11/01/2012-04/09/2014; Cost $3,712,921)	7.55%	11/01/2018		3,709	3,704,070
WP CityMD Bidco LLC, Term Loan (d)	—	05/24/2024		1,674	1,680,653
					98,119,989

Home Furnishings–0.47%

Comfort Holding, LLC, First Lien Term Loan	5.78%	02/05/2024		3,079	3,096,017
Second Lien Term Loan	11.03%	02/03/2025		663	641,197
Serta Simmons Bedding, LLC, First Lien Term Loan	4.59%	11/08/2023		9,129	9,174,034
					12,911,248

Industrial Equipment–2.06%

Accudyne Industries LLC, Revolver Loan(c)	0.00%	09/13/2019		4,465	4,063,125
Term Loan	4.15%	12/13/2019		7,798	7,776,231
Clark Equipment Co., Term Loan B (d)	—	05/12/2024		7,379	7,439,675
Columbus McKinnon Corp., Term Loan	4.15%	01/31/2024		975	981,396
Crosby US Acquisition Corp., First Lien Term Loan	4.17%	11/23/2020		4,646	4,270,032
Filtration Group Corp., First Lien Term Loan	4.29%	11/23/2020		5,455	5,491,342
Generac Power System, Inc., Term Loan (Acquired 05/09/2017-05/11/2017; Cost $2,299,823)	3.40%	05/31/2023		2,282	2,304,619
Milacron LLC, Term Loan B	4.04%	09/25/2023		7,221	7,252,214
MX Holdings US, Inc., Term Loan B-1-B	3.79%	08/16/2023		2,800	2,838,111
North American Lifting Holdings, Inc., First Lien Term Loan	5.65%	11/27/2020		3,460	3,324,725
Rexnord LLC/ RBS Global, Inc., Term Loan B	3.89%	08/21/2023		8,379	8,423,041
Tank Holding Corp., Term Loan	5.29%	03/16/2022		1,139	1,144,163
Terex Corp., Term Loan	3.54%	01/31/2024		1,375	1,381,699
					56,690,373

Insurance–0.51%

Alliant Holdings I, L.P., Term Loan	4.42%	08/14/2022		670	672,265
AmWINS Group, LLC, First Lien Term Loan	3.78%	01/25/2024		5,163	5,176,831
Second Lien Term Loan	7.79%	01/25/2025		374	382,393
Hub International Ltd., Term Loan	4.17%	10/02/2020		2,627	2,644,084
USI Inc., Term Loan (d)	—	05/16/2024		5,218	5,217,547
York Risk Services Holding Corp., Term Loan	4.90%	10/01/2021		22	21,732
					14,114,852

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Leisure Goods, Activities & Movies–3.10%

Alpha Topco Ltd.(United Kingdom), Second Lien Term Loan	8.07%	07/29/2022		$2,216	$2,234,768
Term Loan B-3	4.57%	02/01/2024		15,820	15,855,212
AMC Entertainment Inc., Term Loan	3.25%	12/15/2022		3,405	3,431,099
Incremental Term Loan	3.28%	12/15/2023		4,606	4,634,850
Ancestry.com Operations Inc., First Lien Term Loan	4.25%	10/19/2023		510	515,957
Bright Horizons Family Solutions, Inc., Term Loan B	3.29%	11/07/2023		4,425	4,473,995
Cedar Fair, L.P., Term Loan B	3.29%	04/13/2024		434	438,854
Cinemark USA, Inc., Term Loan	3.33%	05/09/2022		1,736	1,750,560
CWGS Group, LLC, Term Loan	4.74%	11/08/2023		7,317	7,374,025
Dorna Sports, S.L.(Spain), Term Loan B-2	3.25%	04/12/2024	EUR	2,082	2,365,995
Term Loan B-2	5.02%	04/12/2024		2,475	2,470,958
Equinox Holdings Inc., First Lien Term Loan	4.29%	03/08/2024		4,708	4,757,537
Second Lien Term Loan	8.04%	09/08/2024		362	369,409
Fitness International, LLC, Term Loan B	5.40%	07/01/2020		4,954	5,023,013
Lions Gate Entertainment Corp. (Canada), Term Loan B	4.00%	12/08/2023		988	994,917
Live Nation Entertainment, Inc., Term Loan B-2	3.56%	10/31/2023		1,400	1,414,687
MTL Publishing LLC, Term Loan B-5	3.49%	08/21/2023		5,903	5,923,238
Regal Cinemas Corp., Term Loan(d)	—	04/01/2022		1,783	1,794,182
Term Loan	3.54%	04/01/2022		5,244	5,276,316
Richmond UK Bidco (United Kingdom), Term Loan B	4.50%	03/03/2024	GBP	589	771,760
Sabre GLBL Inc., Term Loan B-3	3.79%	02/22/2024		1,227	1,241,570
SeaWorld Parks & Entertainment, Inc., Term Loan B-5	4.15%	04/01/2024		680	678,844
Six Flags Theme Parks Inc., Term Loan B	3.29%	06/30/2022		1,129	1,143,409
UFC Holdings, LLC, First Lien Term Loan	4.26%	08/18/2023		7,911	7,964,356
Second Lien Term Loan	8.51%	08/18/2024		2,441	2,496,961
					85,396,472

Lodging & Casinos–2.97%

B&B Hotels S.A.S. (France), Term Loan B	4.25%	03/14/2023	EUR	3,000	3,424,811
Belmond Interfin Ltd. (Bermuda), Term Loan	4.15%	03/21/2021		3,369	3,385,933
Boyd Gaming Corp., Term Loan B	3.45%	09/15/2023		2,163	2,175,909
Caesars Growth Properties Holdings, LLC, Term Loan	3.79%	05/08/2021		7,501	7,558,989
CityCenter Holdings, LLC, Term Loan B	3.50%	04/18/2024		2,121	2,132,566
Eldorado Resorts, LLC, Term Loan	3.24%	04/17/2024		1,332	1,331,341
Four Seasons Hotels Ltd. (Canada), Term Loan	3.54%	06/27/2020		7,701	7,799,458
Hilton Worldwide Finance, LLC, Term Loan B-2	3.02%	10/25/2023		10,085	10,155,637
La Quinta Intermediate Holdings LLC, Term Loan	3.91%	04/14/2021		12,632	12,727,177
Las Vegas Sands, LLC/Venetian Casino Resort, LLC, Term Loan B	3.05%	03/29/2024		516	517,197
RHP Hotel Properties, LP, Term Loan B	3.44%	05/11/2024		1,687	1,698,478
Scientific Games International, Inc., Multicurrency Revolver Loan(c)	0.00%	10/18/2018		4,575	4,449,514
Term Loan B-3	5.06%	10/01/2021		10,778	10,957,351
Station Casinos LLC, Term Loan B	3.50%	06/08/2023		7,283	7,288,131
Twin River Management Group, Inc., Term Loan	4.65%	07/10/2020		6,095	6,140,516
					81,743,008

Nonferrous Metals & Minerals–0.20%

American Rock Salt Co. LLC, First Lien Term Loan	4.90%	05/20/2021		2,516	2,528,992
First Lien Term Loan	4.90%	05/20/2021		342	344,182

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Nonferrous Metals & Minerals–(continued)

Dynacast International LLC, First Lien Term Loan B-1	4.40%	01/28/2022		$2,486	$2,499,334
Second Lien Term Loan	9.65%	01/30/2023		25	25,476
					5,397,984

Oil & Gas–4.07%

Ameriforge Group Inc., First Lien Term Loan(g)	5.00%	12/19/2019		67	36,806
Ascent Resources - Marcellus, LLC, First Lien Term Loan	5.25%	08/04/2020		5,196	3,621,037
Bronco Midstream Funding, LLC, Term Loan	5.17%	08/17/2020		5,082	5,152,193
California Resources Corp., Term Loan	11.38%	12/31/2021		4,004	4,450,638
Citgo Holdings, Inc., Term Loan	9.65%	05/12/2018		8,221	8,342,219
Citgo Petroleum Corp., Term Loan B	4.65%	07/29/2021		1,149	1,152,837
Crestwood Holdings LLC, Term Loan B-1	9.00%	06/19/2019		5,368	5,337,134
Drillships Financing Holding Inc., Term Loan B-1 (e)(g)	0.00%	03/31/2021		11,813	8,576,039
Fieldwood Energy LLC, Term Loan	3.92%	09/28/2018		4,426	4,306,114
Term Loan	8.04%	08/31/2020		4,305	4,138,169
Floatel International Ltd., Term Loan	6.15%	06/27/2020		7,484	5,940,810
Gulf Finance, LLC, Term Loan B	6.30%	08/25/2023		8,890	8,601,404
HGIM Corp., Term Loan B	5.64%	06/18/2020		8,482	4,946,266
Jonah Energy LLC, Second Lien Term Loan	7.54%	05/12/2021		3,533	3,470,699
Osum Production Corp. (Canada), Term Loan (Acquired 08/04/2014-05/04/2017; Cost $4,248,066)	6.54%	07/31/2020		4,722	3,872,092
Pacific Drilling S.A. (Luxembourg), Term Loan	4.63%	06/03/2018		2,487	1,232,957
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (g)	5.75%	07/16/2021		2,525	1,012,899
Petroleum GEO-Services ASA, Term Loan	3.65%	03/19/2021		10,390	8,646,196
Samchully Midstream 3 LLC, Term Loan	5.90%	10/20/2021		3,519	3,449,053
Seadrill Operating L.P., Term Loan	4.15%	02/21/2021		21,792	15,077,513
Southcross Energy Partners, L.P., Term Loan	5.40%	08/04/2021		1,845	1,660,940
Veresen Midstream US LLC, Term Loan B-2	4.54%	03/31/2022		2,688	2,710,261
Weatherford International Ltd. (Bermuda), Term Loan	3.35%	07/13/2020		6,350	6,286,837
					112,021,113

Publishing–1.51%

Getty Images, Inc., Revolver Loan (c)	0.00%	10/18/2017		6,893	6,755,422
Merrill Communications LLC, Term Loan	6.42%	06/01/2022		82	81,733
Nielsen Finance LLC, Term Loan B-4	2.99%	10/04/2023		20,246	20,342,535
ProQuest LLC, Term Loan	5.29%	10/24/2021		3,153	3,198,275
Tribune Media Co., Term Loan C	4.04%	01/27/2024		11,053	11,115,534
					41,493,499

Radio & Television–1.68%

Gray Television, Inc., Term Loan B-2	3.50%	02/07/2024		619	625,320
iHeartCommunications, Inc., Term Loan D	7.79%	01/30/2019		15,666	12,963,203
Term Loan E	8.54%	07/31/2019		29,570	24,565,311
Sinclair Television Group, Inc., Term Loan B	3.30%	01/03/2024		8,156	8,175,296
					46,329,130

Retailers (except Food & Drug)–3.81%

Action Holding B.V. (Netherlands), Term Loan B	3.50%	02/25/2022	EUR	975	1,113,648
Bass Pro Group, LLC, Term Loan	4.24%	06/05/2020		617	617,807
Term Loan	6.15%	12/16/2023		12,651	12,304,452
BJ’s Wholesale Club, Inc., Term Loan B	4.75%	02/03/2024		1,219	1,218,814
Burlington Coat Factory Warehouse Corp., Term Loan B-4	3.75%	08/13/2021		1,950	1,960,160
CDW LLC, Term Loan	3.15%	08/17/2023		3,474	3,500,481

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Retailers (except Food & Drug)–(continued)

Cortefiel, S.A.(Spain), PIK Term Loan B-1(f)	1.00%	03/21/2018	EUR	1,003	$ 905,806
PIK Term Loan B-2(f)	1.00%	03/21/2018	EUR	1,094	988,016
PIK Term Loan B-3(f)	1.00%	03/21/2018	EUR	6,353	5,737,827
PIK Term Loan B-3(f)	1.00%	03/21/2018	EUR	508	458,486
David’s Bridal, Inc., Term Loan	5.25%	10/11/2019		$ 2,370	1,898,397
Fullbeauty Brands Holdings Corp., Term Loan	5.79%	10/14/2022		5,514	4,218,494
J. Crew Group, Inc., Term Loan	4.09%	03/05/2021		791	543,931
Jill Acquisition LLC, Term Loan	6.18%	05/08/2022		1,363	1,335,239
Lands’ End, Inc., Term Loan B	4.29%	04/02/2021		5,272	4,560,219
Michaels Stores, Inc., Term Loan B-1	3.78%	01/28/2023		1,538	1,538,777
Moran Foods LLC, Term Loan	7.04%	12/05/2023		3,382	3,347,880
National Vision, Inc., First Lien Revolver Loan(c)	0.00%	03/13/2019		3,004	2,763,997
First Lien Term Loan	4.04%	03/12/2021		1,862	1,872,980
Second Lien Term Loan	6.79%	03/13/2022		148	144,726
Party City Holdings Inc., Term Loan	4.17%	08/19/2022		1,919	1,922,847
Payless Inc., DIP Term Loan(c)(g)	0.00%	10/31/2017		979	978,649
DIP Term Loan(g)	10.00%	10/31/2017		581	587,189
Term Loan (Acquired 03/06/2014-09/30/2014; Cost $7,340,955) (g)	9.00%	03/11/2021		7,368	3,763,800
Second Lien Term Loan(g)	12.50%	03/11/2022		2,178	112,976
Petco Animal Supplies, Inc., Term Loan	4.17%	01/26/2023		5,332	4,969,608
Pier 1 Imports (U.S.), Inc., Term Loan	4.54%	04/30/2021		1,517	1,463,657
Savers Inc., Term Loan	5.00%	07/09/2019		5,013	4,605,583
Sears Roebuck Acceptance Corp., Term Loan	5.54%	06/30/2018		18,189	17,893,150
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.04%	08/21/2019		12,695	12,345,492
Toys ‘R’ Us-Delaware, Inc., Term Loan B-2	5.25%	05/25/2018		90	86,279
Term Loan B-3	5.25%	05/25/2018		26	24,777
Canadian Term Loan A-1 (Acquired 10/14/2014; Cost $1,719,570)	8.42%	10/24/2019		1,745	1,762,292
Term Loan A-1 (Acquired 10/14/2014; Cost $2,132,263)	8.42%	10/24/2019		2,164	2,185,242
Vivarte (France), Term Loan	4.00%	10/29/2019	EUR	1,488	1,196,944
					104,928,622

Steel–0.04%

Atkore International, Inc., Incremental Term Loan	4.15%	12/22/2023		1,096	1,106,352

Surface Transport–0.95%

Kenan Advantage Group, Inc., Canadian Term Loan	4.04%	07/29/2022		1,938	1,944,716
Term Loan	4.04%	07/29/2022		7,324	7,348,335
PODS LLC, Term Loan B-2	4.25%	02/02/2022		6,220	6,285,277
Stena International S.A. (Luxembourg), Term Loan	4.15%	03/03/2021		4,557	4,152,726
U.S. Shipping Corp., Term Loan B-2	5.29%	06/26/2021		3,264	3,059,980
XPO Logistics, Inc., Term Loan B	3.41%	11/01/2021		3,372	3,399,556
					26,190,590

Telecommunications–7.23%

Avaya Inc., DIP Term Loan	8.52%	01/24/2018		1,995	2,060,873
CenturyLink, Inc., Term Loan B (d)	—	01/31/2025		21,933	21,917,839
Colorado Buyer Inc., Term Loan	4.17%	05/01/2024		3,657	3,681,479
Communications Sales & Leasing, Inc., Term Loan B	4.04%	10/24/2022		11,627	11,702,881
Consolidated Communications, Inc., Incremental Term Loan(d)	—	10/05/2023		13,122	13,215,116
Term Loan	4.05%	10/05/2023		4,754	4,788,259
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/2019		6,257	6,296,388
Frontier Communications Corp., Term Loan	3.80%	03/31/2021		5,431	5,322,017

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Telecommunications–(continued)

GTT Communications, Inc., Term Loan	5.06%	01/09/2024	$4,158	$4,217,151
Intelsat Jackson Holdings S.A., Term Loan B-2	3.89%	06/30/2019	5,021	4,968,858
Level 3 Financing, Inc., Term Loan B	3.26%	02/22/2024	23,645	23,708,733
LTS Buyer LLC, First Lien Term Loan B	4.40%	04/13/2020	2,697	2,714,807
Radiate Holdco, LLC, Term Loan	4.04%	02/01/2024	5,734	5,753,865
SBA Senior Finance II LLC, Incremental Term Loan B-1-A	3.30%	03/24/2021	997	1,001,559
Incremental Term Loan B-2	3.30%	06/10/2022	3,808	3,821,542
Sprint Communications Inc., Term Loan	3.56%	02/02/2024	16,018	16,082,655
Syniverse Holdings, Inc., Term Loan B	4.15%	04/23/2019	6,367	6,160,014
Term Loan	4.17%	04/23/2019	6,285	6,007,806
Telesat LLC, Term Loan B-4	4.15%	11/17/2023	16,032	16,224,457
U.S. Telepacific Corp., Term Loan	6.04%	05/02/2023	6,896	6,849,024
Windstream Services, LLC, Term Loan B-6	5.01%	03/29/2021	13,385	13,491,490
Term Loan B-7	4.26%	02/17/2024	2,657	2,657,369
Zayo Group, LLC, Incremental Term Loan B-1	3.01%	01/19/2021	1,786	1,798,305
Incremental Term Loan B-2	3.51%	01/19/2024	14,511	14,621,633
				199,064,120

Utilities–7.06%

AES Corp., (The), Term Loan (d)	—	05/24/2022	2,844	2,844,045
APLP Holdings L.P. (Canada), Term Loan	5.29%	04/13/2023	5,679	5,702,455
Aria Energy Operating LLC, Term Loan	5.54%	05/27/2022	1,310	1,316,334
Calpine Construction Finance Co., L.P., Term Loan B-1	3.30%	05/03/2020	778	777,093
Term Loan B-2	3.55%	01/31/2022	12,048	12,031,582
Calpine Corp., Term Loan	2.80%	11/30/2017	9,174	9,214,240
Term Loan	2.80%	12/31/2019	3,145	3,148,077
Term Loan B-7	3.90%	05/31/2023	3,381	3,378,349
Term Loan	3.90%	01/15/2024	6,125	6,122,077
Term Loan	3.90%	01/15/2024	8,422	8,418,276
Dynegy Inc., Term Loan C-1	4.25%	02/07/2024	19,448	19,447,161
Eastern Power, LLC, Term Loan	5.04%	10/02/2023	7,764	7,734,925
Energy Future Intermediate Holding Co. LLC, Term Loan	4.29%	06/30/2017	5,016	5,044,136
Granite Acquisition, Inc., First Lien Term Loan B	5.15%	12/17/2021	5,448	5,460,634
First Lien Term Loan C	5.15%	12/17/2021	243	243,653
Second Lien Term Loan B	8.40%	12/19/2022	1,019	1,011,171
Lightstone Holdco LLC, Term Loan B	5.54%	01/30/2024	9,076	8,908,896
Term Loan C	5.54%	01/30/2024	560	549,614
Nautilus Power, LLC, Term Loan	5.54%	05/16/2024	3,802	3,780,979
NRG Energy Inc., Revolver Loan A(c)	0.00%	07/01/2018	39,335	39,031,004
Revolver Loan A	3.23%	07/01/2018	2,037	2,021,345
Term Loan	3.29%	06/30/2023	12,732	12,738,369
Pike Corp., Term Loan	4.80%	03/10/2024	1,264	1,278,289
Second Lien Term Loan (Acquired 03/07/2017; Cost $243,926)	9.05%	09/10/2024	246	250,655
Southeast PowerGen LLC, Term Loan B	4.65%	12/02/2021	1,311	1,271,850
Talen Energy Supply, LLC, Term Loan B-1	5.05%	07/06/2023	604	569,572
USIC Holding, Inc., Term Loan	5.17%	12/09/2023	5,719	5,768,810

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Utilities–(continued)

Vistra Operations Co. LLC, Term Loan	3.79%	08/04/2023		$19,075	$18,970,348
Term Loan C	3.79%	08/04/2023		4,361	4,337,414
Incremental Term Loan	4.26%	12/14/2023		3,108	3,114,010
					194,485,363
Total Variable Rate Senior Loan Interests					2,534,072,059

Bonds & Notes–5.11%

Aerospace & Defense–0.18%

LMI Aerospace, Inc.	7.38%	07/15/2019		4,875	5,094,375

Air Transport–0.25%

LATAM Airlines Group S.A. (Chile)	4.50%	08/15/2025		896	872,108
Mesa Airlines, Inc. (h)	5.75%	07/15/2025		5,982	6,094,088
					6,966,196

Automotive–0.23%

Federal-Mogul Holdings Corp. (i)	4.88%	04/15/2024	EUR	2,000	2,259,168
Schaeffler AG (Germany) (h)	4.13%	09/15/2021		1,066	1,097,980
Schaeffler AG (Germany) (h)	4.50%	09/15/2023		1,066	1,096,648
Schaeffler AG (Germany) (h)	4.75%	09/15/2026		1,965	1,996,931
					6,450,727

Business Equipment & Services–0.35%

Dream Secured Bondco AB (Sweden) (h)(i)	8.25%	10/21/2023	SEK	2,112	244,798
Dream Secured Bondco AB (Sweden) (h)(i)	8.25%	10/21/2023	EUR	2,775	3,149,387
ICBPI (United Kingdom) (h)	7.13%	05/30/2021	EUR	1,000	1,175,136
ICBPI (United Kingdom) (h)(i)	8.00%	05/30/2021	EUR	2,250	2,600,794
ICBPI (United Kingdom) (h)	8.25%	05/30/2021	EUR	250	296,564
West Corp. (h)	4.75%	07/15/2021		2,140	2,212,225
					9,678,904

Cable & Satellite Television–1.00%

Altice Financing S.A. (Luxembourg) (h)	6.63%	02/15/2023		851	909,506
Altice Financing S.A. (Luxembourg) (h)	7.50%	05/15/2026		10,469	11,568,245
Altice US Finance I Corp. (h)	5.50%	05/15/2026		10,933	11,493,317
Numbericable-SFR Group S.A. (France) (h)	6.00%	05/15/2022		555	582,056
Numbericable-SFR Group S.A. (France) (h)	7.38%	05/01/2026		1,889	2,047,204
Virgin Media Investment Holdings Ltd. (United Kingdom) (h)	5.50%	08/15/2026		1,027	1,056,526
					27,656,854

Chemicals & Plastics–0.14%

Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		3,966	3,728,040

Containers & Glass Products–0.36%

Ardagh Glass Finance PLC (h)(i)	4.43%	05/15/2021		1,653	1,690,192
Ardagh Glass Finance PLC	4.25%	09/15/2022		1,695	1,728,900
Ardagh Glass Finance PLC (h)	4.63%	05/15/2023		1,643	1,686,129
Horizon Holdings III (France) (h)	8.25%	02/15/2022	EUR	1,889	2,284,606
Reynolds Group Holdings, Inc.	5.75%	10/15/2020		634	652,227
Reynolds Group Holdings, Inc. (h)(i)	4.66%	07/15/2021		1,868	1,910,030
					9,952,084

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Electronics & Electrical–0.25%

Blackboard Inc. (h)	9.75%	10/15/2021		$4,356	$4,334,220
Dell International LLC/ EMC Corp. (h)	5.45%	06/15/2023		1,385	1,508,373
Micron Technology, Inc.	7.50%	09/15/2023		940	1,052,506
					6,895,099

Financial Intermediaries–0.69%

Cabot Financial S.A. (Luxembourg) (h)	6.50%	04/01/2021	GBP	2,000	2,669,348
Garfunkelux Holdco 3 S.A. (Luxembourg) (h)(i)	5.50%	10/01/2021	EUR	2,415	2,767,149
Garfunkelux Holdco 3 S.A. (Luxembourg) (h)	7.50%	08/01/2022	EUR	2,221	2,683,553
Garfunkelux Holdco 3 S.A. (Luxembourg) (h)	11.00%	11/01/2023	GBP	2,132	3,072,356
Lindorff Group AB (Norway) (h)(i)	5.17%	08/15/2020	EUR	2,304	2,601,410
Nemean Bondco PLC (United Kingdom) (h)(i)	6.82%	02/01/2023	GBP	2,042	2,634,305
Nemean Bondco PLC (United Kingdom) (h)	7.38%	02/01/2024	GBP	1,361	1,790,541
Promontoria MCS (France) (h)(i)	5.42%	09/30/2021	EUR	707	820,023
					19,038,685

Health Care–0.50%

Care UK Health & Social Care PLC (United Kingdom) (h)(i)	5.34%	07/15/2019	GBP	2,954	3,806,083
DJO Finance LLC	10.75%	04/15/2020		5,087	4,400,255
DJO Finance LLC (h)	8.13%	06/15/2021		1,973	1,844,755
IDH Finance PLC (United Kingdom) (h)	6.25%	08/15/2022	GBP	1,500	1,855,369
IDH Finance PLC (United Kingdom) (h)(i)	6.32%	08/15/2022	GBP	1,500	1,874,695
					13,781,157

Insurance–0.12%

Domestic & General Group Ltd. (United Kingdom) (h)(i)	5.32%	11/15/2019	GBP	2,450	3,172,487

Lodging & Casinos–0.15%

ESH Hospitality, Inc. (h)	5.25%	05/01/2025		1,390	1,423,013
Travelodge Hotels Ltd. (United Kingdom) (i)	5.20%	05/15/2023	GBP	1,400	1,828,633
Travelodge Hotels Ltd. (United Kingdom) (h)	8.50%	05/15/2023	GBP	630	898,806
					4,150,452

Nonferrous Metals & Minerals–0.13%

TiZir Ltd. (United Kingdom)	9.00%	09/28/2017		3,600	3,636,000

Oil & Gas–0.08%

FTS International, Inc. (h)(i)	8.63%	06/15/2020		731	740,137
Pacific Drilling S.A. (Luxembourg) (h)	5.38%	06/01/2020		2,798	1,426,980
					2,167,117

Radio & Television–0.18%

Clear Channel International B.V. (h)	8.75%	12/15/2020		4,561	4,857,465

Rail Industries–0.01%

Channel Link Enterprises Finance PLC (United Kingdom) (i)	0.00%	06/30/2050	EUR	179	205,154

Retailers (except Food & Drug)–0.19%

Claire’s Stores Inc. (h)	6.13%	03/15/2020		1,210	509,712
New Look PLC (United Kingdom) (h)	6.50%	07/01/2022	GBP	250	278,185
New Look PLC (United Kingdom) (h)	8.00%	07/01/2023	GBP	3,225	3,144,488
TWIN SET - Simona Barbieri S.p.A. (Italy) (h)(i)	5.54%	07/15/2019	EUR	1,092	1,229,948
					5,162,333

Steel–0.00%

ERP Iron Ore, LLC (Acquired 01/30/2017-03/31/2017; Cost $15,986) (h)(i)	9.15%	12/31/2019		86	5,987

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Surface Transport–0.03%

Avis Budget Car Rental, LLC (h)	4.13%	11/15/2024	EUR	296	$321,944
Hertz Corp. (h)	5.50%	10/15/2024		$480	384,000
					705,944

Telecommunications–0.27%

Communications Sales & Leasing, Inc. (h)	6.00%	04/15/2023		1,200	1,255,500
Communications Sales & Leasing, Inc.	7.13%	12/15/2024		371	372,855
Goodman Networks Inc.	0.00%	07/01/2018		7,708	2,890,500
Wind Telecomunicazioni S.p.A. (Italy) (h)	6.50%	04/30/2020		256	265,920
Wind Telecomunicazioni S.p.A. (Italy) (h)	7.38%	04/23/2021		1,422	1,489,545
Windstream Services, LLC	6.38%	08/01/2023		17	14,493
Zayo Group, LLC (h)	5.75%	01/15/2027		1,087	1,150,861
					7,439,674
Total Bonds & Notes					140,744,734

Structured Products–1.64%

Apidos CLO X (h)(i)	7.42%	10/30/2022		918	920,885
Apidos CLO X (h)(i)	7.42%	10/30/2022		2,190	2,196,883
Atrium X LLC (h)(i)	5.66%	07/16/2025		600	589,120
Babson CLO Ltd. 2013-IIA (h)(i)	5.66%	01/18/2025		3,401	3,299,820
Carlyle Global Market Strategies CLO, Ltd. 2013-1A (h)(i)	6.68%	02/14/2025		3,200	3,239,148
Gallatin Funding CLO VII, Ltd. 2014-1A(h)(i)	6.83%	07/15/2023		3,068	3,075,307
Highbridge Loan Management, Ltd. 2015-6A (h)(i)	6.62%	05/05/2027		500	489,095
KKR Financial CLO, Ltd. 2012-1A (h)(i)	6.63%	12/15/2024		1,359	1,365,730
Madison Park Funding XIV, Ltd. 2014-14A (h)(i)	6.56%	07/20/2026		1,915	1,771,516
NewStar Berkeley Fund CLO LLC 2016-1A (h)(i)	6.26%	10/25/2028		2,899	2,797,606
NewStar Commercial Loan Funding 2015-1A (h)(i)	6.66%	01/20/2027		1,000	1,005,060
Octagon Investment Partners XVII Ltd. 2014-1A (h)(i)	5.66%	10/25/2025		1,975	1,910,813
Octagon Investment Partners XVIII, Ltd. 2013-1A (h)(i)	6.43%	12/16/2024		4,442	4,435,431
Octagon Investment Partners XIX, Ltd. 2014-1A (h)(i)	6.01%	04/15/2026		2,920	2,737,064
Regatta IV Funding Ltd. 2014-1A (h)(i)	6.11%	07/25/2026		3,250	3,092,649
Symphony CLO VIII, Ltd. 2012-8A (h)(i)	7.16%	01/09/2023		1,156	1,162,034
Symphony CLO XI, Ltd. 2013-11A (h)(i)	6.41%	01/17/2025		2,640	2,671,261
Voya CLO I, Ltd. 2013-1A (h)(i)	6.16%	04/15/2024		4,808	4,774,726
Voya CLO III, Ltd. 2006-3A (h)(i)	4.66%	12/13/2020		837	839,898
Voya CLO IV, Ltd. 2007-4A (h)(i)	5.40%	06/14/2022		293	295,019
Voya CLO, Ltd. 2013-3A (h)(i)	5.66%	01/18/2026		2,501	2,413,662
Total Structured Products					45,082,727

				Shares

Common Stocks & Other Equity Interests–1.07%(j)

Aerospace & Defense–0.09%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $145,528) (h)(k)				134	2,467,412

Automotive–0.01%

Dayco Products, LLC (h)(k)				3,266	98,796
Dayco Products, LLC (h)(k)				3,261	98,645
Transtar Holding Co. Class A				3,149,478	182,670
					380,111

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Building & Development–0.07%

Lake at Las Vegas Joint Venture, LLC Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569) (h)(k)	518	$0
Lake at Las Vegas Joint Venture, LLC Class B (Acquired 06/30/2010; Cost $3,408,940) (h)(k)	4	0
Masonite International Corp. (Canada) (k)	27,093	1,995,399
		1,995,399

Business Equipment & Services–0.01%

EmployBridge Holding Co. (h)(k)	43,971	255,032

Cable & Satellite Television–0.10%

Ion Media Networks, Inc.	4,471	2,846,104

Chemicals & Plastics–0.00%

Lyondell Chemical Co. Class A	218	17,553

Drugs–0.00%

BPA Laboratories Class A, Wts. expiring 04/29/2024, (Acquired 04/29/2014; Cost $0) (h)(k)	3,490	0
BPA Laboratories Class B, Wts. expiring 04/29/2024, (Acquired 04/29/2014; Cost $0) (h)(k)	5,595	0
		0

Financial Intermediaries–0.00%

Bankruptcy Management Solutions, Inc. (h)(k)	335	12,563
Bankruptcy Management Solutions, Inc. Class A, Wts. expiring 06/27/18, (Acquired 06/27/2013; Cost $0) (h)(k)	19	0
Bankruptcy Management Solutions, Inc. Class B, Wts. expiring 06/27/18, (Acquired 06/27/2013; Cost $0) (h)(k)	21	0
Bankruptcy Management Solutions, Inc. Class C, Wts. expiring 06/27/18, (Acquired 06/27/2013; Cost $0) (h)(k)	31	0
		12,563

Food Products–0.00%

QCE LLC (Acquired 06/30/2014; Cost $52) (h)(k)	17	0

Forest Products–0.02%

Verso Corp. Class A, (k)	113,805	389,213
Xerium Technologies, Inc. (k)	1,766	12,380
		401,593

Health Care–0.01%

New Millennium Holdco (h)(k)	259,087	357,799

Leisure Goods, Activities & Movies–0.00%

AMF Bowling Centers, Inc. (k)	1,665	84,499

Lodging & Casinos–0.06%

Twin River Management Group, Inc. (Acquired 08/30/2005-01/05/2009; Cost $129,814) (h)(k)	18,663	1,502,372

Nonferrous Metals & Minerals–0.12%

Arch Coal, Inc. (k)	46,749	3,308,427

Oil & Gas–0.28%

CJ Holding Co. (k)	47,780	1,613,053
Samson Investment Co.	261,209	6,007,807
		7,620,860

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Publishing–0.04%

F&W Publications, Inc. (Acquired 09/17/2007-11/19/2009; Cost $357,143) (h)(k)	288	$14,400
Merrill Communications LLC Class A (h)(k)	133,776	919,710
Tronc, Inc. (k)	2,262	25,380
		959,490

Surface Transport–0.00%

U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0) (h)(k)	6,189	62
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $87,805) (h)(k)	87,805	74,634
		74,696

Telecommunications–0.02%

FairPoint Communications, Inc. (k)	44,928	646,963

Utilities–0.24%

Bicent Power, LLC A, Wts. expiring 08/21/2022, (Acquired 08/21/2012; Cost $0) (h)(k)	101	0
Bicent Power, LLC B, Wts. expiring 08/21/2022, (Acquired 08/21/2012; Cost $0) (h)(k)	164	0
Vistra Operations Co. LLC (h)(k)	410,978	417,964
Vistra Operations Co. LLC	410,978	6,070,145
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $316,284) (h)(k)	672,945	100,942
		6,589,051
Total Common Stocks & Other Equity Interests		29,519,924

Preferred Stock–0.00%

Retailers (except Food & Drug)–0.00%

Vivarte (France) (Acquired 01/06/2016-02/16/2017; Cost $0) (h)(k)	1,297	0

Money Market Funds–6.91%

Government & Agency Portfolio, Institutional Class, 0.71%(l)	114,203,530	114,203,530
Treasury Portfolio, Institutional Class, 0.67%(l)	76,135,686	76,135,686
		190,339,216
TOTAL INVESTMENTS–106.77% (Cost $2,972,411,670)		2,939,758,660
OTHER ASSETS LESS LIABILITIES–(6.77)%		(186,479,738)
NET ASSETS–100.00%		$2,753,278,922

Investment Abbreviations:

CLO	—Collateralized Loan Obligation

DIP	—Debtor-in-possession

EUR	—Euro

GBP	—British Pound Sterling

PIK	—Payment in Kind

SEK	—Swedish Krona

Wts.	—Warrants

Notes to Schedule of Investments:

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(d)	This floating rate interest will settle after May 31, 2017 , at which time the interest rate will be determined.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

(e)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at May 31, 2017 represented less than 1% of the Fund’s Net Assets.

(f)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Cortefiel, S.A., PIK Term Loan B-1	4.25%	1.00%
Cortefiel, S.A., PIK Term Loan B-2	4.25	1.00
Cortefiel, S.A., PIK Term Loan B-3	4.25	1.00
Cortefiel, S.A., PIK Term Loan B-3	5.65	1.00
QCE LLC, PIK Term Loan	—	10.00
(g)	The borrower has filed for protection in federal bankruptcy court.

(h)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $163,412,578, which represented 5.94% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2017.

(j)	Acquired through the restructuring of senior loans.

(k)	Non-income producing security.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

                                 Invesco Floating Rate Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

                                 Invesco Floating Rate Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
H.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
I.	Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

                                 Invesco Floating Rate Fund

I.	Other Risks– (continued)

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                  The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended May 31, 2017, there were transfers from Level 3 to Level 2 of $46,005,850, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $22,724,898, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$2,381,146,051	$152,926,008	$2,534,072,059
Bonds & Notes	—	140,738,747	5,987	140,744,734
Structured Products	—	45,082,727	—	45,082,727
Common Stocks & Other Equity Interests	14,078,513	8,435,485	7,005,926	29,519,924
Preferred Stocks	—	—	0	0
Money Market Funds	190,339,216	—	—	190,339,216
	204,417,729	2,575,403,010	159,937,921	2,939,758,660
Forward Foreign Currency Contracts*	—	(6,067,550)	—	(6,067,550)
Total Investments	$204,417,729	$2,569,335,460	$159,937,921	$2,933,691,110
*	Unrealized appreciation (depreciation).

                                 Invesco Floating Rate Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended May 31, 2017:

	Beginning Balance, as of August 31, 2016	Purchases	Sales	Accrued discounts/ premiums	Net realized gain	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of May 31, 2017
Variable Rate Senior Loan Interests	$117,101,789	$96,433,129	$(42,282,666)	$1,233,015	$194,374	$4,109,980	$21,222,527	$(45,086,140)	$152,926,008
Bonds & Notes	—	7,172	—	8,815	—	(10,000)	—	—	5,987
Common Stocks & Other Equity Interests	4,676,287	316,284	(964,213)	—	964,213	1,430,694	1,502,371	(919,710)	7,005,926
Preferred Stocks	121,012	—	(145,214)	—	145,214	(121,012)	—	—	0
Total	$121,899,088	$96,756,585	$(43,392,093)	$1,241,830	$1,303,801	$5,409,662	$22,724,898	$(46,005,850)	$159,937,921

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
06/15/17	Barclays Bank PLC	GBP	24,417,526	USD	30,527,959	$31,472,859	$(944,900)
06/15/17	Barclays Bank PLC	USD	15,114,617	GBP	11,726,293	15,114,681	64
06/15/17	Citibank, N.A.	EUR	28,745,231	USD	30,622,294	32,312,197	(1,689,903)
06/15/17	Citibank, N.A.	USD	35,769,701	EUR	32,868,568	36,947,196	1,177,495
06/15/17	Goldman Sachs International	EUR	28,747,170	USD	30,627,522	32,314,377	(1,686,855)
06/15/17	Goldman Sachs International	GBP	256,474	USD	332,284	330,580	1,704
06/15/17	Goldman Sachs International	USD	29,003,251	EUR	26,644,909	29,951,250	947,999
06/15/17	J.P. Morgan Chase Bank, N.A.	SEK	8,344,971	USD	925,677	960,828	(35,151)
06/15/17	J.P. Morgan Chase Bank, N.A.	USD	937,660	SEK	8,344,971	960,828	23,168
06/15/17	RBC Capital Markets Corp.	EUR	28,745,231	USD	30,618,988	32,312,197	(1,693,209)
06/15/17	RBC Capital Markets Corp.	USD	29,086,969	EUR	26,724,153	30,040,326	953,357
06/15/17	RBC Capital Markets Corp.	USD	16,699,267	GBP	12,947,607	16,688,758	(10,509)

                                 Invesco Floating Rate Fund

Open Forward Foreign Currency Contracts-(continued)
Settlement		Contract to				Notional	Unrealized Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
07/17/17	Barclays Bank PLC	GBP	11,844,276	USD	15,283,005	$15,282,451	$554
07/17/17	Citibank, N.A.	EUR	35,658,798	USD	38,948,864	40,153,259	(1,204,395)
07/17/17	Goldman Sachs International	EUR	26,736,189	USD	29,154,744	30,106,037	(951,293)
07/17/17	J.P. Morgan Chase Bank, N.A.	SEK	2,114,592	USD	238,686	243,926	(5,240)
07/17/17	RBC Capital Markets Corp.	EUR	26,832,494	USD	29,260,676	30,214,481	(953,805)
07/17/17	RBC Capital Markets Corp.	GBP	11,683,282	USD	15,078,094	15,074,725	3,369
Total Forward Foreign Currency Contracts—Currency Risk							$(6,067,550)

Currency Abbreviations:

EUR — Euro	GBP — British Pound Sterling	SEK — Swedish Krona
USD — U.S. Dollar

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2017:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,107,710
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$3,107,710

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(9,175,260)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(9,175,260)

Effect of Derivative Investments for the nine months ended May 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$2,803,676
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(5,728,820)
Total	$(2,925,144)

                                 Invesco Floating Rate Fund

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$313,424,732

NOTE 4 — Unfunded Loan Commitments

As of May 31, 2017, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type		Principal Amount(a)	Value
Accudyne Industries LLC	Revolver Loan		$4,464,973	$ 4,063,125
Allied Universal Holdco LLC	Incremental Delayed Draw Term Loan		1,180,733	1,180,733
Brickman Group Ltd. LLC	Revolver Loan		992,879	922,879
CH Hold Corp.	First Lien Delayed Draw Term Loan		191,687	191,687
Community Health Systems, Inc.	Revolver Loan		1,973,971	1,968,384
Delta Air Lines, Inc.	Revolver Loan		3,811,850	3,783,262
Getty Images, Inc.	Revolver Loan		6,893,288	6,755,422
Hearthside Group Holdings, LLC	Revolver Loan		2,701,077	2,699,011
IAP Worldwide Services	Revolver Loan		789,017	773,237
ICSH Parent, Inc.	Delayed Draw Term Loan		507,992	507,992
MacDermid, Inc.	Multicurrency Revolver Loan		2,180,546	2,179,183
MacDermid, Inc.	Revolver Loan		2,180,546	2,179,183
National Vision, Inc.	First Lien Revolver Loan		3,004,345	2,763,997
NRG Energy Inc.	Revolver Loan A		39,335,064	39,031,004
Oberthur Technologies of America Corp.	Term Loan B-2	EUR	3,917,478	3,917,478
Oberthur Technologies of America Corp.	Term Loan B-2		2,817,967	2,817,967
Payless Inc.	DIP Term Loan		978,649	978,649
Post Holdings Inc.	Revolver Loan		3,566,087	3,563,859
Prime Security Services Borrower, LLC	Revolver Loan		3,829,058	3,826,665
Scientific Games International, Inc.	Multicurrency Revolver Loan		4,575,335	4,449,514
Transtar Holding Co.	Exit Term Loan		320,321	320,321
TricorBraun Inc.	Delayed Draw Term Loan		311,223	311,223
Unilabs Diagnostics AB	Revolver Loan	EUR	2,062,150	2,062,150
				$91,246,925
(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $1,771,327,175 and $1,273,719,365, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$36,839,074
Aggregate unrealized (depreciation) of investment securities	(72,556,719)
Net unrealized appreciation (depreciation) of investment securities	$(35,717,645)
Cost of investments for tax purposes is $2,975,476,305.

                                 Invesco Floating Rate Fund

NOTE 6 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the nine months ended May 31, 2017, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$6,893,288	$6,755,422
Citibank, N.A.	4,464,973	4,063,125
Goldman Sachs Lending Partners LLC	6,570,432	6,327,856
Mizuho Bank, Ltd.	41,372,155	41,052,348
Total	$59,300,848	$58,198,751

                                 Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2017

invesco.com/us	GREI-QTR-1 05/17	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2017

(Unaudited)

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–63.20%

Australia–5.17%

Dexus	857,549	$6,621,418
Goodman Group	1,764,146	11,143,713
GPT Group (The)	1,580,771	6,155,690
Mirvac Group	2,080,198	3,529,285
Stockland	2,156,773	7,565,244
Westfield Corp.	2,213,564	13,949,685
		48,965,035

Canada–2.61%

H&R REIT	656,500	11,138,898
Pembina Pipeline Corp.	161,214	5,152,021
RioCan REIT	253,800	4,753,407
Smart REIT	160,900	3,666,212
		24,710,538

China–0.35%

CIFI Holdings (Group) Co. Ltd.	4,856,000	1,900,648
Guangzhou R&F Properties Co. Ltd. - Class H	893,600	1,444,897
		3,345,545

France–2.58%

ICADE	51,270	4,133,532
Klepierre	163,714	6,837,704
Unibail-Rodamco S.E.	52,176	13,460,225
		24,431,461

Germany–0.78%

Deutsche Euroshop AG	45,366	1,890,177
LEG Immobilien AG	26,520	2,500,081
Vonovia SE	75,659	2,972,579
		7,362,837

Hong Kong–5.21%

Hang Lung Properties Ltd.	2,173,000	5,618,986
Hongkong Land Holdings Ltd.	429,400	3,246,264
Link REIT	1,218,500	9,616,651
New World Development Co. Ltd.	5,174,000	6,440,526
Sun Hung Kai Properties Ltd.	1,105,000	16,349,888
Swire Properties Ltd.	1,623,200	5,415,874
Wharf (Holdings) Ltd. (The)	307,000	2,612,012
		49,300,201

Japan–6.56%

Activia Properties, Inc.	483	2,228,459
GLP J-REIT	4,133	4,660,843
Hulic Reit, Inc.	2,092	3,460,380
Japan Excellent, Inc.	1,541	1,826,855
Japan Logistics Fund Inc.	912	1,961,432
Japan Real Estate Investment Corp.	348	1,828,685

	Shares	Value

Japan–(continued)

Japan Retail Fund Investment Corp.	1,120	$2,177,202
Kenedix Office Investment Corp.	1,044	5,812,570
Kenedix Retail REIT Corp.	838	1,835,572
Mitsubishi Estate Co., Ltd.	424,000	7,918,776
Mitsui Fudosan Co., Ltd.	590,000	13,962,259
Nippon Prologis REIT Inc.	1,836	3,990,115
ORIX JREIT Inc.	1,492	2,362,844
Tokyo Tatemono Co., Ltd.	216,500	2,971,243
United Urban Investment Corp.	3,455	5,084,782
		62,082,017

Netherlands–0.71%

Wereldhave N.V.	140,537	6,771,930

Singapore–1.62%

Ascendas REIT	2,052,700	3,887,015
CapitaLand Mall Trust	796,700	1,145,875
Mapletree Commercial Trust	2,264,400	2,528,548
Mapletree Industrial Trust	5,940,500	7,835,655
		15,397,093

South Africa–0.24%

SA Corporate Real Estate Ltd.	5,423,479	2,294,030

Spain–0.65%

Ferrovial, S.A.	272,167	6,131,591

Sweden–0.95%

Castellum AB	174,620	2,604,299
Wihlborgs Fastigheter AB	311,897	6,379,634
		8,983,933

Switzerland–0.53%

Swiss Prime Site AG	54,152	4,986,691

United Kingdom–3.10%

Hansteen Holdings PLC	3,901,055	6,479,170
Land Securities Group PLC	1,027,469	14,165,664
National Grid PLC	157,547	2,213,125
SEGRO PLC	557,798	3,615,175
UNITE Group PLC (The)	353,449	2,869,140
		29,342,274

United States–32.14%

American Campus Communities, Inc.	99,076	4,702,147
American Tower Corp. -Class A	137,052	17,979,879
Apple Hospitality REIT, Inc.	657,545	12,309,242
AvalonBay Communities, Inc.	112,930	21,596,733
Boston Properties, Inc.	70,011	8,493,735
Brixmor Property Group, Inc.	176,301	3,180,470
Crown Castle International Corp.	99,753	10,139,892
CyrusOne Inc.	175,914	9,896,922
DCT Industrial Trust Inc.	55,345	2,917,235
DiamondRock Hospitality Co.	85,512	948,328

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Shares	Value

United States–(continued)

EastGroup Properties, Inc.	70,040	$5,704,058
EnLink Midstream LLC	270,607	4,613,849
EPR Properties	96,865	6,868,697
Essex Property Trust, Inc.	53,280	13,688,698
Extra Space Storage Inc.	104,940	8,129,702
Federal Realty Investment Trust	70,751	8,683,978
Host Hotels & Resorts Inc.	427,464	7,690,077
Hudson Pacific Properties Inc.	438,303	14,358,806
InfraREIT, Inc.	508,623	9,811,338
Lamar Advertising Co. -Class A	78,864	5,521,269
Liberty Property Trust	321,089	13,193,547
Life Storage, Inc.	61,595	4,613,465
Macquarie Infrastructure Corp.	58,714	4,573,821
Mid-America Apartment Communities, Inc.	30,723	3,131,903
National Retail Properties, Inc.	238,611	9,155,504
Pattern Energy Group Inc.	251,408	5,671,764
Pebblebrook Hotel Trust	295,181	9,126,997
Public Storage	25,736	5,542,248
QTS Realty Trust, Inc. -Class A	97,775	5,105,810
Realty Income Corp.	71,624	3,934,306
Retail Opportunity Investments Corp.	333,858	6,597,034
RLJ Lodging Trust	183,602	3,736,301
Simon Property Group, Inc.	133,897	20,653,612
Terreno Realty Corp.	79,376	2,594,008
Ventas, Inc.	177,417	11,796,456
Weingarten Realty Investors	57,272	1,723,314
Welltower Inc.	220,149	15,969,608
		304,354,753
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $567,415,800)		598,459,929

	Principal Amount

Mortgage-Backed Securities–18.95%

Ireland–0.27%

Taurus Ltd., REGS, Series 2015-DE2, Class E, Floating Rate Pass Through Ctfs., 3.40%, 02/01/2016(a)(b)(c)	EUR 2,300,000	2,585,299

United Kingdom–1.03%

Logistics UK PLC, Series 2015-1A, Class E, Floating Rate Pass Through Ctfs., 3.70%, 08/20/2025(a)(b)(c)	GBP 7,500,000	9,716,504

United States–17.65%

Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.58%, 10/10/2045(a)(b)	$ 5,800,000	5,790,331

	Principal Amount	Value

United States–(continued)

Banc of America Merrill Lynch Large Loan Inc., Series 2013-FRR1, Class A1, Pass Through Ctfs., 0.00%, 12/26/2020(b)(d)	$6,650,000	$5,591,553
Series 2014-FRR7, Class B, Floating Rate Pass Through Ctfs., 3.27%, 10/26/2044(a)(b)	3,811,886	3,782,562
Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 3.94%, 06/15/2028(a)(b)	11,750,000	11,662,112
Series 2015-ASHF, Class E, Floating Rate Pass Through Ctfs., 4.99%, 01/15/2028(a)(b)	1,400,000	1,401,337
Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.72%, 08/27/2045(a)(b)	5,000,000	4,195,709
Series 2016-FR13, Class B, Variable Rate Pass Through Ctfs., 1.99%, 08/27/2045(a)(b)	10,308,000	7,939,789
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class B, Variable Rate Pass Through Ctfs., 4.95%, 11/11/2041(a)(b)	9,561	9,589
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, Variable Rate Pass Through Ctfs., 3.91%, 04/10/2028(a)(b)	9,800,000	9,877,641
Commercial Mortgage Trust, Series 2014-UBS4, Class D, Variable Rate Pass Through Ctfs., 4.84%, 08/10/2047(a)(b)	14,500,000	12,937,570
FREMF Mortgage Trust, Series 2015-K718, Class C, Variable Rate Pass Through Ctfs., 3.67%, 02/25/2022(a)(b)	4,900,000	4,614,611
GS Mortgage Securities Trust, Series 2011-GC3, Class E, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044(a)(b)	8,605,000	7,838,244
Series 2011-GC3, Class F, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044(a)(b)	4,900,000	4,496,558
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/2046(b)	1,773,600	1,795,903
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.81%, 10/15/2045(a)(b)	7,805,000	7,361,148
Series 2013-LC11, Class D, Variable Rate Pass Through Ctfs., 4.40%, 04/15/2046(a)	12,749,000	11,728,921
Series 2015- FRR2, Class AK36, Variable Rate Pass Through Ctfs., 2.31%, 12/27/2046(a)(b)	9,890,000	8,050,269

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Principal Amount	Value

United States–(continued)

JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class RIM, Pass Through Ctfs., 4.30%, 09/15/2047(b)	$10,000,000	$9,382,890
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.29%, 05/15/2046(a)(b)	13,590,000	12,569,784
Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.92%, 10/15/2046(a)(b)	13,510,000	13,044,471
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class G, Variable Rate Pass Through Ctfs., 5.96%, 06/13/2041(a)(b)	345,621	345,888
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 6.38%, 10/15/2042(a)	270,000	267,714
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 5.14%, 11/15/2027(a)(b)	12,200,000	11,682,659
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class H, Variable Rate Pass Through Ctfs., 5.39%, 10/15/2041(a)(b)	152,678	151,992
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.49%, 03/15/2048(a)(b)	11,279,000	10,602,370
		167,121,615
Total Mortgage-Backed Securities (Cost $178,214,386)		179,423,418

	Shares

Preferred Stocks–12.38%

Australia–0.48%

Goodman PLUS Trust, REGS, Unsec. Sub. Gtd. Floating Rate 5.70% Pfd.(a)(b)	60,179	4,545,099

United States–11.90%
American Homes 4 Rent, Series F, 5.88% Pfd.	96,000	2,338,560
American Tower Corp., Series B, $5.50 Conv. Pfd.	90,100	10,676,850
Chesapeake Lodging Trust, Series A, 7.75% Pfd.	79,500	2,020,095
CoreSite Realty Corp., Series A, 7.25% Pfd.	408,585	10,500,635
DDR Corp., Series J, 6.50% Pfd.	25,000	632,750
DDR Corp., Series K, 6.25% Pfd.	92,654	2,315,423
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	72,477	2,027,906
Digital Realty Trust, Inc., Series I, 6.35% Pfd.	97,000	2,616,090
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,257

		Shares	Value

United States–(continued)

EPR Properties, Series F, 6.63% Pfd.		30,000	$763,800
GGP Inc., Series A, 6.38% Pfd.		146,796	3,708,067
Kilroy Realty Corp., Series H, 6.38% Pfd.		292,827	7,402,667
Kinder Morgan, Inc., Series A, $4.88 Conv. Pfd.		216,900	9,192,222
LaSalle Hotel Properties, Series I, 6.38% Pfd.		127,800	3,223,116
National Retail Properties, Inc., Series E, 5.70% Pfd.		67,500	1,711,125
NextEra Energy, Inc., Series H, $3.19, Conv. Investment Units.		61,800	3,955,200
NuStar Logistics L.P., 7.63% Jr. Unsec. Gtd. Sub. Pfd.		187,900	4,821,514
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.		177,670	4,473,731
Public Storage, Series C, 5.13% Pfd.		45,000	1,136,700
Public Storage, Series S, 5.90% Pfd.		93,300	2,362,356
Public Storage, Series T, 5.75% Pfd.		50,000	1,265,000
Public Storage, Series U, 5.63% Pfd.		7,382	188,112
Public Storage, Series Y, 6.38% Pfd.		374,114	10,209,571
Public Storage, Series Z, 6.00% Pfd.		70,540	1,882,713
Regency Centers Corp., Series 7, 6.00% Pfd.		30,162	770,639
Saul Centers, Inc., Series C, 6.88% Pfd.		121,236	3,115,765
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.		161,156	4,161,048
Sun Communities, Inc., Series A, 7.13% Pfd.		7,729	197,785
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.		72,500	1,894,425
Targa Resources Partners LP, Series A, 9.00% Pfd.		277,500	7,534,125
Terreno Realty Corp., Series A, 7.75% Pfd.		217,651	5,595,807
			112,706,054
Total Preferred Stocks (Cost $119,934,319)			117,251,153

		Principal Amount

U.S. Dollar Denominated Bonds & Notes–1.21%

United States–1.21%

Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019		$71,900	3,720,825
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022		4,975,000	5,279,719
Targa Resources Partners L.P./Targa Resouces Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 11/15/2023		2,500,000	2,487,500
Total U.S. Dollar Denominated Bonds & Notes (Cost $11,067,551)			11,488,044

Non-U.S. Dollar Denominated Bonds & Notes–0.25%(c)

Australia–0.25%

General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/2019 (Cost $3,187,198)	AUD	2,980,000	2,363,354

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Shares	Value

Money Market Funds–3.61%

Government & Agency Portfolio – Institutional Class, 0.71% (e)	20,508,979	$20,508,979
Treasury Portfolio – Institutional Class, 0.67% (e)	13,672,652	13,672,652
Total Money Market Funds (Cost $34,181,631)		34,181,631
TOTAL INVESTMENTS–99.60% (Cost $914,000,885)		943,167,529
OTHER ASSETS LESS LIABILITIES–0.40%		3,751,541
NET ASSETS–100.00%		$946,919,070

Investment Abbreviations:

AUD	—Australian Dollar
Conv.	—Convertible
Ctfs.	—Certificates
EUR	—Euro
GBP	—British Pound
Gtd.	—Guaranteed

Jr.	—Junior
Pfd.	—Preferred
REGS	—Regulation S
REIT	—Real Estate Investment Trust
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2017.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $171,971,882, which represented 18.16% of the Fund’s Net Assets.

(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(d)	Zero coupon bond issued at a discount.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Global Real Estate Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

Invesco Global Real Estate Income Fund

D.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Global Real Estate Income Fund

During the nine months ended May 31, 2017, there were transfers from Level 1 to Level 2 of $9,341,855 and from Level 2 to Level 1 of $110,381,656, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$49,980,849	$5,892,639	$—	$55,873,488
Canada	24,710,538	—	—	24,710,538
China	3,345,545	—	—	3,345,545
France	24,431,461	—	—	24,431,461
Germany	7,362,837	—	—	7,362,837
Hong Kong	49,300,201	—	—	49,300,201
Ireland	—	2,585,299	—	2,585,299
Japan	56,269,447	5,812,570	—	62,082,017
Netherlands	6,771,930	—	—	6,771,930
Singapore	15,397,093	—	—	15,397,093
South Africa	2,294,030	—	—	2,294,030
Spain	6,131,591	—	—	6,131,591
Sweden	6,379,634	2,604,299	—	8,983,933
Switzerland	4,986,691	—	—	4,986,691
United Kingdom	27,129,149	11,929,629	—	39,058,778
United States	416,860,438	178,810,028	—	595,670,466
Money Market Funds	34,181,631	—	—	34,181,631
Total Investments	$735,533,065	$207,634,464	$—	$943,167,529

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $327,913,056 and $405,355,822, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$44,463,301
Aggregate unrealized (depreciation) of investment securities	(32,552,020)
Net unrealized appreciation of investment securities	$11,911,281
Cost of investments for tax purposes is $931,256,248.

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2017

invesco.com/us	VK-GRI-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.29%

Aerospace & Defense–1.70%

General Dynamics Corp.	663,582	$134,873,042

Apparel, Accessories & Luxury Goods–0.63%

Michael Kors Holdings Ltd. (b)	1,513,146	50,206,184

Asset Management & Custody Banks–2.64%

Northern Trust Corp.	973,591	85,130,797
State Street Corp.	1,523,696	124,120,276
		209,251,073

Automobile Manufacturers–1.49%

General Motors Co.	3,466,838	117,629,813

Biotechnology–0.71%

Amgen Inc.	361,153	56,065,392

Broadcasting–0.31%

CBS Corp. -Class B	396,729	24,244,109

Building Products–1.49%

Johnson Controls International PLC	2,817,196	117,646,105

Cable & Satellite–2.77%

Charter Communications, Inc. -Class A (b)	247,583	85,552,306
Comcast Corp. -Class A	3,213,552	133,972,983
		219,525,289

Communications Equipment–3.09%

Cisco Systems, Inc.	4,128,304	130,165,425
Juniper Networks, Inc.	3,890,116	114,097,102
		244,262,527

Construction Machinery & Heavy Trucks–1.25%

Caterpillar Inc.	934,079	98,479,949

Data Processing & Outsourced Services–1.11%

PayPal Holdings, Inc. (b)	1,684,534	87,949,520

Diversified Banks–14.07%

Bank of America Corp.	14,050,334	314,867,985
Citigroup Inc.	6,634,038	401,624,660
Comerica Inc.	1,376,114	94,346,376
JPMorgan Chase & Co.	3,684,933	302,717,246
		1,113,556,267

Diversified Metals & Mining–0.72%

BHP Billiton Ltd. (Australia)	3,262,159	57,225,328

Drug Retail–2.36%

CVS Health Corp.	417,529	32,078,753
Walgreens Boots Alliance, Inc.	1,905,707	154,400,381
		186,479,134

	Shares	Value

Electric Utilities–1.39%

FirstEnergy Corp.	1,174,245	$34,334,924
PG&E Corp.	1,104,385	75,517,846
		109,852,770

Fertilizers & Agricultural Chemicals–1.80%

Agrium Inc. (Canada)	597,848	55,199,306
Mosaic Co. (The)	3,868,202	87,537,411
		142,736,717

Health Care Distributors–0.92%

Cardinal Health, Inc.	983,183	73,040,665

Health Care Equipment–2.63%

Baxter International Inc.	1,684,521	99,908,940
Medtronic PLC	1,281,784	108,028,756
		207,937,696

Home Improvement Retail–0.79%

Kingfisher PLC (United Kingdom)	14,914,074	62,594,028

Hotels, Resorts & Cruise Lines–2.04%

Carnival Corp.	2,519,897	161,449,801

Industrial Conglomerates–1.10%

General Electric Co.	3,184,195	87,183,259

Industrial Machinery–1.24%

Ingersoll-Rand PLC	1,095,151	98,125,530

Insurance Brokers–3.34%

Aon PLC	907,153	118,755,399
Marsh & McLennan Cos., Inc.	865,053	67,093,511
Willis Towers Watson PLC	536,308	78,638,842
		264,487,752

Integrated Oil & Gas–5.96%

Exxon Mobil Corp.	813,030	65,448,915
Occidental Petroleum Corp.	2,364,529	139,341,694
Royal Dutch Shell PLC -Class A (United Kingdom)	6,231,027	168,835,253
TOTAL S.A. (France)	1,835,111	97,689,880
		471,315,742

Integrated Telecommunication Services–0.98%

Orange S.A. (France)	1,171,198	20,577,005
Verizon Communications Inc.	1,222,439	57,014,555
		77,591,560

Internet Software & Services–1.37%

eBay Inc. (b)	3,162,516	108,474,299

Investment Banking & Brokerage–5.22%

Charles Schwab Corp. (The)	2,232,901	86,524,914
Goldman Sachs Group, Inc. (The)	447,595	94,558,920

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

	Shares	Value

Investment Banking & Brokerage–(continued)
Morgan Stanley	5,547,891	$231,568,970
		412,652,804

IT Consulting & Other Services–1.38%
Cognizant Technology Solutions Corp. -Class A	1,633,939	109,326,858

Managed Health Care–0.96%
Anthem, Inc.	416,932	76,027,550

Movies & Entertainment–0.85%
Time Warner Inc.	674,937	67,149,482

Oil & Gas Equipment & Services–3.01%
Baker Hughes Inc.	2,436,466	134,371,100
TechnipFMC PLC (United Kingdom)(b)	3,596,145	104,108,398
		238,479,498

Oil & Gas Exploration & Production–5.31%
Apache Corp.	3,475,522	162,515,409
Canadian Natural Resources Ltd. (Canada)	4,567,425	131,661,938
Devon Energy Corp.	3,702,685	125,817,236
		419,994,583

Other Diversified Financial Services–0.64%
Voya Financial, Inc.	1,476,984	50,483,313

Packaged Foods & Meats–1.13%
Mondelez International, Inc. -Class A	1,922,356	89,562,566

Pharmaceuticals–5.90%
Merck & Co., Inc.	1,950,387	126,989,698
Novartis AG (Switzerland)	1,246,867	102,076,656
Pfizer Inc.	4,421,059	144,347,576
Sanofi (France)	945,819	93,679,371
		467,093,301

Railroads–1.20%
CSX Corp.	1,745,787	94,569,282

Regional Banks–6.93%
BB&T Corp.	767,934	31,984,451
Citizens Financial Group, Inc.	5,419,685	184,811,258
Fifth Third Bancorp	5,100,165	121,077,917
First Horizon National Corp.	3,568,938	60,457,810
PNC Financial Services Group, Inc. (The)	1,260,984	149,678,801
		548,010,237

Semiconductors–2.51%
Intel Corp.	2,482,517	89,643,689
QUALCOMM Inc.	1,907,645	109,250,829
		198,894,518

Systems Software–3.37%
Microsoft Corp.	1,241,010	86,672,139
Oracle Corp.	3,958,388	179,671,231
		266,343,370

	Shares	Value

Tobacco–1.20%
Philip Morris International Inc.	789,497	$94,581,741

Wireless Telecommunication Services–0.78%
Vodafone Group PLC -ADR (United Kingdom)	2,045,809	61,906,180
Total Common Stocks & Other Equity Interests (Cost $5,487,622,930)		7,777,258,834

Money Market Funds–1.85%
Government & Agency Portfolio – Institutional Class, 0.71% (c)	87,819,704	87,819,704
Treasury Portfolio – Institutional Class, 0.67% (c)	58,546,469	58,546,469
Total Money Market Funds (Cost $146,366,173)		146,366,173
TOTAL INVESTMENTS–100.14% (Cost $5,633,989,103)		7,923,625,007
OTHER ASSETS LESS LIABILITIES–(0.14)%		(10,750,245)
NET ASSETS–100.00%		$7,912,874,762

Investment Abbreviations:

ADR	—	American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Growth and Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                 Invesco Growth and Income Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended May 31, 2017, there were transfers from Level 1 to Level 2 of $329,119,161, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$7,390,914,345	$386,344,489	$—	$7,777,258,834
Money Market Funds	146,366,173	—	—	146,366,173
	7,537,280,518	386,344,489	—	7,923,625,007
Forward Foreign Currency Contracts*	—	2,356,335	—	2,356,335
Total Investments	$7,537,280,518	$388,700,824	$—	$7,925,981,342
*	Unrealized appreciation.

                                 Invesco Growth and Income Fund

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts
Settlement Date		Contract to					Unrealized
	Counterparty	Deliver		Receive		Notional Value	Appreciation (Depreciation)
06/30/17	Bank of New York Mellon (The)	AUD	29,769,925	USD	22,327,444	$22,112,565	$214,879
06/30/17	Bank of New York Mellon (The)	CAD	71,947,513	USD	53,472,696	53,292,796	179,900
06/30/17	Bank of New York Mellon (The)	CHF	37,125,867	USD	38,313,588	38,407,526	(93,938)
06/30/17	Bank of New York Mellon (The)	EUR	71,272,769	USD	80,217,501	80,197,972	19,529
06/30/17	Bank of New York Mellon (The)	GBP	87,391,292	USD	113,628,343	112,716,415	911,928
06/30/17	State Street Bank and Trust Co.	AUD	29,780,788	USD	22,345,121	22,120,633	224,488
06/30/17	State Street Bank and Trust Co.	CAD	71,960,631	USD	53,460,791	53,302,512	158,279
06/30/17	State Street Bank and Trust Co.	CHF	37,125,064	USD	38,265,923	38,406,695	(140,772)
06/30/17	State Street Bank and Trust Co.	EUR	71,270,846	USD	80,180,849	80,195,810	(14,961)
06/30/17	State Street Bank and Trust Co.	GBP	87,381,668	USD	113,604,561	112,704,002	900,559
06/30/17	State Street Bank and Trust Co.	USD	247,297	AUD	329,214	244,534	(2,763)
06/30/17	State Street Bank and Trust Co.	USD	583,934	CAD	787,264	583,141	(793)
Total Forward Foreign Currency Contracts — Currency Risk							$2,356,335

Currency Abbreviations:

AUD	—	Australian Dollar	EUR	—	Euro
CAD	—	Canadian Dollar	GBP	—	British Pound Sterling
CHF	—	Swiss Franc	USD	—	U.S. Dollar

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $891,668,543 and $1,677,985,559, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,485,721,909
Aggregate unrealized (depreciation) of investment securities	(233,791,259)
Net unrealized appreciation of investment securities	$2,251,930,650
Cost of investments for tax purposes is $5,671,694,357.

                                 Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2017

invesco.com/us	LVEY-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.43%

Aerospace & Defense–2.53%

Boeing Co. (The)	28,250	$5,300,547
United Technologies Corp.	12,700	1,540,256
		6,840,803

Agricultural Products–0.06%

Bunge Ltd.	1,900	151,943

Airlines–1.12%

Copa Holdings, S.A. -Class A (Panama)	26,900	3,040,776

Apparel Retail–0.28%

Chico’s FAS, Inc.	21,600	204,336
Gap, Inc. (The)	25,100	564,750
		769,086

Apparel, Accessories & Luxury Goods–1.27%

Ralph Lauren Corp.	50,700	3,437,460

Asset Management & Custody Banks–0.40%

Waddell & Reed Financial, Inc. -Class A (b)	64,800	1,084,752

Auto Parts & Equipment–0.18%

Adient PLC	6,900	472,857

Biotechnology–4.15%

Amgen Inc.	24,300	3,772,332
Bioverativ Inc. (c)	7,700	424,193
Gilead Sciences, Inc.	60,000	3,893,400
PDL BioPharma Inc.	264,000	630,960
Vertex Pharmaceuticals Inc. (c)	20,300	2,509,080
		11,229,965

Casinos & Gaming–1.67%

Las Vegas Sands Corp.	76,500	4,523,445

Commodity Chemicals–0.51%

AdvanSix Inc. (c)	24,100	693,357
Cabot Corp.	2,700	141,021
Methanex Corp. (Canada)	13,300	548,625
		1,383,003

Communications Equipment–1.85%

Cisco Systems, Inc.	145,400	4,584,462
InterDigital, Inc.	5,100	413,100
		4,997,562

Computer & Electronics Retail–2.53%

Best Buy Co., Inc.	102,000	6,057,780
Rent-A-Center, Inc.	69,600	794,136
		6,851,916

Construction Machinery & Heavy Trucks–0.09%

Allison Transmission Holdings, Inc.	6,300	243,936

	Shares	Value

Consumer Finance–1.47%

Navient Corp.	275,700	$3,978,351

Department Stores–2.63%

Kohl’s Corp. (b)	101,500	3,900,645
Macy’s, Inc.	137,300	3,226,550
		7,127,195

Diversified Banks–4.57%

Bank of Montreal (Canada)	50,800	3,410,712
Bank of Nova Scotia (The) (Canada)	67,300	3,801,777
Canadian Imperial Bank of Commerce (Canada)(b)	47,200	3,684,904
Toronto-Dominion Bank (The) (Canada)	31,200	1,488,240
		12,385,633

Diversified Chemicals–0.73%

Huntsman Corp.	82,400	1,969,360

Diversified Metals & Mining–1.44%

Teck Resources Ltd. -Class B (Canada)(b)	219,000	3,911,340

Diversified REIT’s–0.37%

Lexington Realty Trust	66,300	637,143
PS Business Parks, Inc.	2,800	353,584
		990,727

Drug Retail–1.38%

CVS Health Corp.	48,800	3,749,304

Electric Utilities–4.18%

Entergy Corp.	66,500	5,257,490
Exelon Corp.	60,600	2,200,386
FirstEnergy Corp.	132,500	3,874,300
		11,332,176

Financial Exchanges & Data–0.14%

Donnelley Financial Solutions, Inc. (c)	17,162	390,950

Gas Utilities–0.42%

National Fuel Gas Co.	20,000	1,135,200

Gold–3.19%

Barrick Gold Corp. (Canada)(b)	268,400	4,439,336
Kinross Gold Corp. (Canada)(c)	707,400	3,048,894
Newmont Mining Corp.	33,500	1,144,025
		8,632,255

Health Care Equipment–1.01%

Baxter International Inc.	39,000	2,313,090
Varex Imaging Corp. (c)	12,200	419,070
		2,732,160

Health Care REIT’s–0.93%

Quality Care Properties, Inc. (c)	25,100	424,692

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

	Shares	Value

Health Care REIT’s–(continued)

Senior Housing Properties Trust	98,600	$2,084,404
		2,509,096

Homefurnishing Retail–0.54%

Aaron’s, Inc.	40,000	1,460,800

Hotel and Resort REIT’s–1.17%

Hospitality Properties Trust	32,600	942,792
Host Hotels & Resorts Inc.	124,000	2,230,760
		3,173,552

Hotels, Resorts & Cruise Lines–0.60%

Extended Stay America, Inc. (d)	89,700	1,632,540

Household Products–1.95%

HRG Group, Inc. (c)	61,000	1,157,170
Procter & Gamble Co. (The)	46,900	4,131,421
		5,288,591

Housewares & Specialties–0.17%

Tupperware Brands Corp.	6,400	460,224

Hypermarkets & Super Centers–1.69%

Wal-Mart Stores, Inc.	58,100	4,566,660

Industrial REIT’s–0.18%

EastGroup Properties, Inc.	6,100	496,784

Internet Software & Services–0.17%

CommerceHub, Inc. -Series C (c)	26,700	458,706

IT Consulting & Other Services–1.48%

International Business Machines Corp.	26,250	4,006,538

Leisure Products–0.42%

Hasbro, Inc.	10,800	1,136,808

Life & Health Insurance–2.24%

Principal Financial Group, Inc.	19,400	1,220,454
Prudential Financial, Inc.	37,300	3,910,905
Sun Life Financial Inc. (Canada)	28,800	942,912
		6,074,271

Managed Health Care–3.41%

Humana Inc.	17,200	3,994,872
WellCare Health Plans Inc. (c)	30,500	5,239,900
		9,234,772

Metal & Glass Containers–0.05%

Greif Inc. - Class A	2,400	142,680

Mortgage REIT’s–11.20%

AGNC Investment Corp.	218,700	4,546,773
Annaly Capital Management, Inc.	459,900	5,509,602
Chimera Investment Corp.	223,300	4,153,380
CYS Investments, Inc.	208,600	1,758,498
MFA Financial, Inc.	364,800	3,035,136
New Residential Investment Corp.	208,100	3,348,329
Starwood Property Trust, Inc.	177,400	3,906,348

	Shares	Value

Mortgage REIT’s–(continued)

Two Harbors Investment Corp.	409,900	$4,090,802
		30,348,868

Multi-Utilities–2.08%

CenterPoint Energy, Inc.	187,100	5,352,931
MDU Resources Group, Inc.	10,400	283,192
		5,636,123

Office REIT’s–0.72%

Piedmont Office Realty Trust Inc. -Class A	91,700	1,943,123

Office Services & Supplies–0.11%

West Corp.	13,000	301,210

Oil & Gas Exploration & Production–0.60%

Enerplus Corp. (Canada)(b)	170,800	1,347,612
Vermilion Energy, Inc. (Canada)	9,200	287,684
		1,635,296

Oil & Gas Refining & Marketing–1.60%

Valero Energy Corp.	70,300	4,321,341

Oil & Gas Storage & Transportation–1.44%

Williams Cos., Inc. (The)	136,300	3,898,180

Personal Products–1.48%

Nu Skin Enterprises, Inc. -Class A	73,200	4,017,216

Pharmaceuticals–3.34%

Merck & Co., Inc.	78,000	5,078,580
Pfizer Inc.	121,800	3,976,770
		9,055,350

Property & Casualty Insurance–0.35%

Assured Guaranty Ltd.	24,400	953,064

Regional Banks–0.25%

Fifth Third Bancorp	28,700	681,338

Reinsurance–0.27%

Validus Holdings, Ltd.	13,700	731,580

Residential REIT’s–0.82%

Camden Property Trust	23,100	1,924,461
Equity Lifestyle Properties, Inc.	3,500	295,400
		2,219,861

Restaurants–1.55%

Darden Restaurants, Inc.	47,300	4,206,389

Retail REIT’s–0.06%

Urban Edge Properties	6,800	162,112

Semiconductor Equipment–3.68%

Applied Materials, Inc.	125,700	5,767,116
KLA-Tencor Corp.	35,400	3,681,600
Versum Materials, Inc.	16,300	505,952
		9,954,668

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

	Shares	Value

Semiconductors–1.91%

Intel Corp.	112,000	$4,044,320
Maxim Integrated Products, Inc.	23,700	1,132,860
		5,177,180

Specialized Consumer Services–1.38%

H&R Block, Inc.	141,000	3,742,140

Specialized REIT’s–3.19%

American Tower Corp. -Class A	13,400	1,757,946
CoreCivic, Inc.	125,800	3,616,750
Lamar Advertising Co. -Class A	34,700	2,429,347
OUTFRONT Media Inc.	9,800	223,930
Potlatch Corp	13,200	603,900
		8,631,873

Specialty Stores–1.74%

Staples, Inc.	519,000	4,712,520

Technology Hardware, Storage & Peripherals–6.49%

Apple Inc.	33,450	5,109,822
HP Inc.	274,700	5,153,372
NCR Corp. (c)	56,300	2,169,239
NetApp, Inc.	111,000	4,494,390
Xerox Corp.	92,000	650,440
		17,577,263
Total Common Stocks & Other Equity Interests (Cost $241,132,099)		263,910,872

	Principal Amount	Value

U.S. Treasury Securities–0.21%

U.S. Treasury Bills–0.21%

0.89%, 09/14/2017(e)(f) (Cost $568,512)	$570,000	$568,429

	Shares

Money Market Funds–2.26%

Government & Agency Portfolio – Institutional Class, 0.71% (g)	3,668,424	3,668,424
Treasury Portfolio – Institutional Class, 0.67% (g)	2,445,616	2,445,616
Total Money Market Funds (Cost $6,114,040)		6,114,040
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.90% (Cost $247,814,651)		270,593,341

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Fund–4.60%

Government & Agency Portfolio – Institutional Class, 0.71% (Cost $12,463,054)(g)(h)	12,463,054	12,463,054
TOTAL INVESTMENTS–104.50% (Cost $260,277,705)		283,056,395
OTHER ASSETS LESS LIABILITIES–(4.50)%		(12,185,310)
NET ASSETS–100.00%		$270,871,085

Investment Abbreviations:

REIT  —Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at May 31, 2017.

(c)	Non-income producing security.

(d)	Each share is comprised of one share of common stock of Extended Stay America, Inc. and one share of Class B common stock of ESH Hospitality, Inc.

(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E and Note 3.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Low Volatility Equity Yield Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco Low Volatility Equity Yield Fund

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$263,910,872	$—	$—	$263,910,872
U.S. Treasury Securities	—	568,429	—	568,429
Money Market Funds	18,577,094	—	—	18,577,094
	282,487,966	568,429	—	283,056,395
Futures Contracts*	103,545	—	—	103,545
Total Investments	$282,591,511	$568,429	$—	$283,159,940
*	Unrealized appreciation.

Invesco Low Volatility Equity Yield Fund

NOTE 3 — Derivative Investments

Open Futures Contracts-Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	53	June-2017	$ 6,389,415	$ 103,545

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $ 171,441,288 and $191,325,774, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$32,174,419
Aggregate unrealized (depreciation) of investment securities	(9,608,950)
Net unrealized appreciation of investment securities	$22,565,469
Cost of investments for tax purposes is $260,490,926.

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2017

invesco.com/us	VK-PTFI-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–107.59%

Pennsylvania–102.42%

Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	$1,000	$1,073,800
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 1998, Ref. University RB (INS-AMBAC) (a)	5.50%	03/01/2020	1,420	1,528,445
Series 2011 A, University RB (b)(c)	5.50%	03/01/2021	550	639,694
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB (b)(c)	6.00%	10/15/2018	1,000	1,070,110
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/2039	1,250	1,354,312
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	981,029
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/2023	1,020	1,000,202
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB (d)	5.00%	12/01/2045	2,120	2,386,908
Allegheny (County of); Series 2008 C-61, Unlimited Tax GO Bonds (b)(c)	5.00%	12/01/2018	500	530,615
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. PCR (b)	4.25%	04/01/2021	545	511,701
Beaver (County of) Industrial Development Authority; Series 2008 A, Ref. PCR (b)	2.70%	04/02/2018	230	95,450
Beaver (County of); Series 2009, Unlimited Tax GO Notes (b)(c)	5.55%	11/15/2017	1,325	1,353,739
Series 2009, Unlimited Tax GO Notes (b)(c)	5.55%	11/15/2017	65	66,410
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB (e)	6.13%	11/01/2034	415	428,010
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,088,380
Bethlehem (City of); Series 2014, Gtd. Ref. Water RB (INS-BAM) (a)	5.00%	11/15/2030	425	483,574
Series 2014, Gtd. Ref. Water RB (INS-BAM) (a)	5.00%	11/15/2031	425	482,116
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (b)(c)	5.25%	01/15/2020	1,000	1,109,650
Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/2037	2,000	2,007,600
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,240,800
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2011, RB (b)(c)	6.25%	11/15/2021	500	609,470
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	559,525
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center); Series 2006, Ref. First Mortgage RB	5.75%	12/01/2022	900	901,764
Chester (County of) Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	789,658
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,037,710
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	786,052
Crawford (County of) Hospital Authority (Meadville Medical Center); Series 2016 A, Ref. Hospital RB	6.00%	06/01/2051	660	673,002
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	908,141
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/2039	750	798,052
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,361,770
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,032,080
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009, Health System RB	6.00%	06/01/2036	340	371,375
Series 2009, Ref. Health System RB (b)(c)	6.00%	06/01/2019	1,875	2,062,144
Series 2016 A, Ref. Health System RB	5.00%	06/01/2034	510	583,440
Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS-AGC) (a)	5.75%	07/01/2023	220	220,579

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Delaware (County of) Authority (Haverford College); Series 2017 A, Ref. RB	5.00%	10/01/2042	$655	$758,556
Delaware (County of) Authority (Neumann College); Series 2008, College RB (b)(c)	6.25%	10/01/2018	110	117,811
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	243,270
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	428,468
Delaware River Port Authority (Port District); Series 2012, Ref. RB	5.00%	01/01/2025	540	600,853
Series 2012, Ref. RB	5.00%	01/01/2027	535	592,373
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,085,690
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2017	1,160	1,164,802
Series 2002, RB	5.75%	07/01/2032	1,000	1,280,960
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS-AGM) (a)	5.00%	07/01/2024	1,000	1,156,750
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing); Series 2013, RB	5.00%	07/01/2035	500	529,285
Series 2014, RB	5.00%	07/01/2039	250	263,998
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities); Series 2016, Ref. RB	5.00%	12/01/2030	210	241,334
Series 2016, Ref. RB	5.00%	12/01/2039	370	407,074
Erie (City of) Higher Education Building Authority (Mercyhurst College); Series 2008, College RB (b)(c)	5.50%	09/15/2018	500	529,100
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,092,560
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,515	1,554,996
Geisinger Authority (Geisinger Health System); Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	544,495
Series 2017 A-1, Ref. Health System RB (d)	5.00%	02/15/2045	2,190	2,516,551
Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/2040	350	351,663
Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,224,903
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	668,675
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	236,401
Lancaster (County of) Hospital Authority (University of Pennsylvania); Series 2016 A, Ref. Health System RB	5.00%	08/15/2042	535	608,948
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	853,561
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group); Series 2014 A, RB	7.50%	02/01/2044	668	681,377
Series 2014 B, Conv. CAB RB (f)	7.50%	02/01/2044	172	64,513
Series 2014 C, RB (g)	0.00%	02/01/2044	516	5
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	826,177
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/2039	1,250	1,362,050
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/2031	1,400	1,553,118
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	441,605
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.); Series 2009 A-1, RB (b)(c)	6.25%	11/15/2019	1,000	1,126,570
Series 2012, Ref. RB	5.00%	11/15/2028	900	993,537
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	916,861
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/2030	1,500	1,695,375
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB (b)(c)	7.00%	02/01/2018	500	520,305

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB (b)(c)	5.50%	05/15/2019	$1,000	$1,088,670
Northampton (County of) General Purpose Authority (St. Luke’s Hospital); Series 2008 A, Hospital RB (b)(c)	5.50%	08/15/2018	1,000	1,055,080
Northampton (County of) General Purpose Authority (St. Luke’s University Health Network); Series 2016, Ref. Hospital RB	5.00%	08/15/2036	330	373,088
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	947,821
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds (d)	5.00%	06/15/2034	3,000	3,390,330
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	554,220
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB (e)	5.00%	11/01/2041	1,200	1,308,480
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB (e)	5.50%	11/01/2044	635	683,552
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB (e)	5.00%	12/31/2034	1,235	1,396,513
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,066,820
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2004 A, Solid Waste Disposal RB (b)	1.50%	05/01/2018	1,500	1,503,675
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	534,979
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2016, Ref. RB	5.00%	05/01/2035	1,000	1,148,680
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation);
Series 2008, RB (b)(c)	5.88%	07/01/2018	750	790,635
Series 2010, RB (b)(c)	6.00%	07/01/2020	500	573,740
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,260,004
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,371,656
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	549,460
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	633,378
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	950,676
Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB (b)(c)	5.50%	06/01/2018	1,000	1,046,460
Series 2009 C, Sub. RB (INS-AGM) (a)	6.25%	06/01/2033	2,000	2,543,760
Series 2009 E, Sub. Conv. CAB RB (f)	6.38%	12/01/2038	1,435	1,767,475
Series 2010 A-1, Motor License Fund Special RB	5.00%	12/01/2038	500	539,225
Subseries 2010 A-2, Motor License Fund Special RB	5.50%	12/01/2034	820	918,023
Subseries 2010 A-2, Sub. Motor License Fund Special RB (b)(c)	5.50%	12/01/2020	180	207,601
Subseries 2010 B-2, Motor License Fund Special RB (b)(c)	5.00%	12/01/2020	235	267,005
Subseries 2010 B-2, Sub. Motor License Fund Special RB	5.00%	12/01/2030	390	426,719
Subseries 2010 B-2, Sub. RB	5.13%	12/01/2035	500	549,005
Pennsylvania Economic Development Financing Authority (Capital Region Parking System); Series 2013, Jr. Parking System RB	6.00%	07/01/2053	920	1,097,008
Pennsylvania State University;
Series 2016 A, RB (d)	5.00%	09/01/2041	2,195	2,574,318
Series 2016 A, RB	5.00%	09/01/2041	970	1,137,626
Philadelphia (City of) (1998 General Ordinance); Fourteenth Series 2016, Ref. Gas Works RB	5.00%	10/01/2034	440	503,831
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB (d)	5.00%	07/01/2042	1,500	1,738,860
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB (b)(c)	5.00%	05/15/2020	1,500	1,670,010

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/2043	$585	$616,853
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,047,310
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	1,011,412
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,240,002
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	647,763
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB (b)(c)	6.00%	08/01/2020	700	807,114
Philadelphia (City of) Industrial Development Authority (Mast I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,536,390
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	750	826,327
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (h)	6.50%	06/15/2033	945	995,085
Philadelphia (City of);
Ninth Series 2010, Gas Works RB (b)(c)	5.25%	08/01/2020	390	440,856
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	610	669,731
Series 2009 A, Ref. Unlimited Tax GO Bonds (b)(c)	5.50%	08/01/2019	110	120,711
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS-AGC) (a)	5.50%	08/01/2024	890	972,263
Series 2010 C, Water & Wastewater RB (INS-AGM) (a)	5.00%	08/01/2035	1,250	1,368,512
Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/2036	500	568,320
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	880	1,008,278
Series 2017 A, Water & Wastewater RB (d)	5.25%	10/01/2052	2,070	2,438,709
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	963,245
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	600,326
Philadelphia School District;
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS-NATL) (a)	5.00%	06/01/2025	535	614,373
Series 2008 E, Limited Tax GO Bonds (b)(c)	5.13%	09/01/2018	1,230	1,294,427
Series 2008 E, Limited Tax GO Bonds (INS-BHAC) (a)	5.13%	09/01/2023	270	283,381
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM) (a)	5.00%	02/01/2031	1,000	1,097,910
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	570,650
Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014, Ref. RB (d)	5.00%	06/01/2044	3,180	3,525,920
State Public School Building Authority (Harrisburg School District);
Series 2009, RB (b)(c)	5.00%	05/15/2019	670	722,521
Series 2009, RB (b)(c)	5.00%	05/15/2019	165	177,934
Series 2009, RB (b)(c)	5.00%	05/15/2019	165	178,002
Series 2016 A, Ref. RB (INS-AGM) (a)	5.00%	12/01/2030	1,055	1,234,160
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB (e)	5.00%	01/01/2027	1,185	1,278,769
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/2041	1,000	1,148,760
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/2030	500	546,755
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB	5.45%	07/01/2035	1,320	1,320,251
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/2031	750	854,820
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/2040	850	932,603
				133,190,703

Guam–3.96%

Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB (b)(c)	5.75%	12/01/2019	1,250	1,396,837
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	500	547,470

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Guam–(continued)

Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/2040	$410	$434,506
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	552,942
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/2040	1,000	1,067,600
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	321,127
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	827,508
				5,147,990

Virgin Islands–1.21%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (e)	5.00%	09/01/2029	575	615,135
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	640	531,859
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	500	430,730
				1,577,724
TOTAL INVESTMENTS(i)–107.59% (Cost $130,824,252)				139,916,417
FLOATING RATE NOTE OBLIGATIONS–(8.42)%
Notes with interest and fee rates ranging from 1.32% to 1.35% at 05/31/2017 and maturities of collateral ranging from 06/15/2034 to 10/01/2052 (See Note 1D)(j)				(10,955,000)
OTHER ASSETS LESS LIABILITIES–0.83%				1,084,682
NET ASSETS–100.00%				$130,046,099

Investment Abbreviations:

AGC	—Assured Guaranty Corp.	Gtd.	—Guaranteed
AGM	—Assured Guaranty Municipal Corp.	INS	—Insurer
AMBAC	—American Municipal Bond Assurance Corp.	Jr.	—Junior
BAM	—Build America Mutual Assurance Co.	NATL	—National Public Finance Guarantee Corp.
BHAC	—Berkshire Hathaway Assurance Corp.	PCR	—Pollution Control Revenue Bonds
CAB	—Capital Appreciation Bonds	RB	—Revenue Bonds
Conv.	—Convertible	Ref.	—Refunding
GO	—General Obligation	Sr.	—Senior
		Sub.	—Subordinated

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(e)	Security subject to the alternative minimum tax.
(f)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Zero coupon bond issued at a discount.
(h)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at May 31, 2017 represented less than 1% of the Fund’s Net Assets.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.3%
(j)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2017. At May 31, 2017, the Fund’s investments with a value of $18,571,596 are held by TOB Trusts and serve as collateral for the $10,955,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – (continued)

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Pennsylvania Tax Free Income Fund

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $24,591,695 and $20,969,743, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$9,824,858
Aggregate unrealized (depreciation) of investment securities	(542,267)
Net unrealized appreciation of investment securities	$9,282,591
Cost of investments for tax purposes is $130,633,826.

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund Quarterly Schedule of Portfolio Holdings May 31, 2017

invesco.com/us	MS-SPI-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.68%

Advertising–0.14%

Interpublic Group of Cos., Inc. (The)	19,356	$482,545
Omnicom Group Inc.	11,579	969,394
		1,451,939

Aerospace & Defense–2.30%

Arconic Inc.	21,715	596,511
Boeing Co. (The)	28,078	5,268,275
General Dynamics Corp.	14,048	2,855,256
L3 Technologies, Inc.	3,834	646,374
Lockheed Martin Corp.	12,306	3,459,586
Northrop Grumman Corp.	8,605	2,230,588
Raytheon Co.	14,446	2,369,288
Rockwell Collins, Inc.	8,014	873,927
Textron Inc.	13,292	635,358
TransDigm Group, Inc.	2,451	657,064
United Technologies Corp.	36,943	4,480,447
		24,072,674

Agricultural & Farm Machinery–0.17%

Deere & Co.	14,445	1,768,935

Agricultural Products–0.11%

Archer-Daniels-Midland Co.	28,150	1,170,477

Air Freight & Logistics–0.66%

C.H. Robinson Worldwide, Inc.	6,986	468,132
Expeditors International of Washington, Inc.	8,863	473,107
FedEx Corp.	12,085	2,342,556
United Parcel Service, Inc. -Class B	33,974	3,600,225
		6,884,020

Airlines–0.62%

Alaska Air Group, Inc.	6,125	533,181
American Airlines Group Inc.	24,851	1,203,037
Delta Air Lines, Inc.	36,022	1,769,761
Southwest Airlines Co.	30,352	1,823,852
United Continental Holdings Inc. (b)	14,087	1,122,311
		6,452,142

Alternative Carriers–0.08%

Level 3 Communications, Inc. (b)	14,357	854,529

Apparel Retail–0.47%

Foot Locker, Inc.	6,523	387,531
Gap, Inc. (The)	10,830	243,675
L Brands, Inc.	11,859	611,924
Ross Stores, Inc.	19,415	1,241,007
TJX Cos., Inc. (The)	32,136	2,416,949
		4,901,086

	Shares	Value

Apparel, Accessories & Luxury Goods–0.30%

Coach, Inc.	13,877	$641,256
Hanesbrands, Inc.	18,697	386,093
Michael Kors Holdings Ltd. (b)	7,969	264,411
PVH Corp.	3,927	416,066
Ralph Lauren Corp.	2,737	185,569
Under Armour, Inc. -Class A (b)	9,077	173,915
Under Armour, Inc. -Class C (b)	9,124	162,681
VF Corp.	16,342	879,200
		3,109,191

Application Software–0.99%

Adobe Systems Inc. (b)	24,394	3,460,533
Autodesk, Inc. (b)	9,660	1,079,698
Citrix Systems, Inc. (b)	7,723	637,456
Intuit Inc.	11,996	1,687,117
salesforce.com, inc. (b)	32,282	2,893,759
Synopsys, Inc. (b)	7,435	556,659
		10,315,222

Asset Management & Custody Banks–1.03%

Affiliated Managers Group, Inc.	2,794	429,857
Ameriprise Financial, Inc.	7,593	917,158
Bank of New York Mellon Corp. (The)	51,141	2,409,764
BlackRock, Inc.	5,997	2,454,212
Franklin Resources, Inc.	16,949	708,299
Invesco Ltd. (c)	19,892	630,576
Northern Trust Corp.	10,600	926,864
State Street Corp.	17,697	1,441,598
T. Rowe Price Group Inc.	11,963	842,674
		10,761,002

Auto Parts & Equipment–0.15%

BorgWarner, Inc.	9,860	419,149
Delphi Automotive PLC	13,252	1,165,778
		1,584,927

Automobile Manufacturers–0.42%

Ford Motor Co.	192,422	2,139,733
General Motors Co.	67,196	2,279,960
		4,419,693

Automotive Retail–0.30%

Advance Auto Parts, Inc.	3,655	488,418
AutoNation, Inc. (b)	3,262	128,914
AutoZone, Inc. (b)	1,402	849,500
CarMax, Inc. (b)	9,223	579,481
O’Reilly Automotive, Inc. (b)	4,516	1,093,233
		3,139,546

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Biotechnology–2.63%

AbbVie Inc.	78,572	$5,187,323
Alexion Pharmaceuticals, Inc. (b)	11,078	1,085,976
Amgen Inc.	36,303	5,635,678
Biogen Inc. (b)	10,626	2,632,804
Celgene Corp. (b)	38,349	4,387,509
Gilead Sciences, Inc.	64,431	4,180,928
Incyte Corp. (b)	8,710	1,126,464
Regeneron Pharmaceuticals, Inc. (b)	3,747	1,720,098
Vertex Pharmaceuticals Inc. (b)	12,231	1,511,752
		27,468,532

Brewers–0.08%

Molson Coors Brewing Co. -Class B	9,117	864,200

Broadcasting–0.21%

CBS Corp. -Class B	18,333	1,120,330
Discovery Communications, Inc. -Class A (b)	7,486	198,379
Discovery Communications, Inc. -Class C (b)	10,634	274,676
Scripps Networks Interactive Inc. -Class A	4,672	309,380
TEGNA Inc.	10,592	251,454
		2,154,219

Building Products–0.32%

Allegion PLC	4,694	369,089
Fortune Brands Home & Security, Inc.	7,534	475,395
Johnson Controls International PLC	46,273	1,932,361
Masco Corp.	15,789	588,140
		3,364,985

Cable & Satellite–1.35%

Charter Communications, Inc. -Class A (b)	10,603	3,663,867
Comcast Corp. -Class A	233,301	9,726,319
DISH Network Corp. -Class A(b)	11,137	710,206
		14,100,392

Casinos & Gaming–0.05%

Wynn Resorts Ltd.	3,886	500,128

Commodity Chemicals–0.13%

LyondellBasell Industries N.V. - Class A	16,270	1,310,060

Communications Equipment–0.97%

Cisco Systems, Inc.	246,865	7,783,653
F5 Networks, Inc. (b)	3,170	406,172
Harris Corp.	6,181	693,261
Juniper Networks, Inc.	18,829	552,255
Motorola Solutions, Inc.	8,162	682,098
		10,117,439

Computer & Electronics Retail–0.08%

Best Buy Co., Inc.	13,312	790,600

Construction & Engineering–0.08%

Fluor Corp.	6,916	310,252
Jacobs Engineering Group, Inc.	5,944	311,584
Quanta Services, Inc. (b)	7,495	229,797
		851,633

	Shares	Value

Construction Machinery & Heavy Trucks–0.51%

Caterpillar Inc.	28,910	$3,047,981
Cummins Inc.	7,645	1,205,616
PACCAR Inc.	17,261	1,086,753
		5,340,350

Construction Materials–0.14%

Martin Marietta Materials, Inc.	3,105	695,831
Vulcan Materials Co.	6,514	811,970
		1,507,801

Consumer Electronics–0.03%

Garmin Ltd.	5,640	293,506

Consumer Finance–0.67%

American Express Co.	37,319	2,871,324
Capital One Financial Corp.	23,701	1,823,081
Discover Financial Services	19,004	1,115,534
Navient Corp.	14,344	206,984
Synchrony Financial	37,968	1,019,441
		7,036,364

Copper–0.07%

Freeport-McMoRan Inc. (b)	65,550	753,169

Data Processing & Outsourced Services–2.44%

Alliance Data Systems Corp.	2,755	664,313
Automatic Data Processing, Inc.	22,172	2,269,748
Fidelity National Information Services, Inc.	16,249	1,395,302
Fiserv, Inc. (b)	10,560	1,322,957
Global Payments Inc.	7,521	688,999
Mastercard Inc. -Class A	46,443	5,706,916
Paychex, Inc.	15,716	930,859
PayPal Holdings, Inc. (b)	55,360	2,890,345
Total System Services, Inc.	8,099	482,295
Visa Inc. -Class A	91,591	8,722,211
Western Union Co. (The)	23,676	450,317
		25,524,262

Department Stores–0.09%

Kohl’s Corp.	8,671	333,227
Macy’s, Inc.	15,001	352,523
Nordstrom, Inc.	5,587	233,537
		919,287

Distillers & Vintners–0.19%

Brown-Forman Corp. -Class B	8,718	452,900
Constellation Brands, Inc. -Class A	8,512	1,555,568
		2,008,468

Distributors–0.11%

Genuine Parts Co.	7,290	675,200
LKQ Corp. (b)	15,135	476,601
		1,151,801

Diversified Banks–4.76%

Bank of America Corp.	494,195	11,074,910
Citigroup Inc.	136,583	8,268,735
Comerica Inc.	8,668	594,278

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Diversified Banks–(continued)

JPMorgan Chase & Co.	176,081	$14,465,054
U.S. Bancorp	78,516	3,995,679
Wells Fargo & Co.	221,979	11,352,006
		49,750,662

Diversified Chemicals–0.70%

Dow Chemical Co. (The)	55,065	3,411,827
E. I. du Pont de Nemours and Co.	42,602	3,362,150
Eastman Chemical Co.	7,231	579,276
		7,353,253

Diversified Support Services–0.05%

Cintas Corp.	4,283	539,144

Drug Retail–0.70%

CVS Health Corp.	50,561	3,884,602
Walgreens Boots Alliance, Inc.	42,056	3,407,377
		7,291,979

Electric Utilities–2.00%

Alliant Energy Corp.	11,230	465,708
American Electric Power Co., Inc.	24,273	1,742,316
Duke Energy Corp.	34,486	2,954,760
Edison International	16,051	1,309,280
Entergy Corp.	8,862	700,630
Eversource Energy	15,630	970,154
Exelon Corp.	45,675	1,658,459
FirstEnergy Corp.	21,811	637,754
NextEra Energy, Inc.	23,067	3,262,597
PG&E Corp.	24,986	1,708,543
Pinnacle West Capital Corp.	5,442	480,801
PPL Corp.	33,506	1,337,224
Southern Co. (The)	48,853	2,472,450
Xcel Energy, Inc.	24,969	1,196,265
		20,896,941

Electrical Components & Equipment–0.54%

Acuity Brands, Inc.	2,198	358,076
AMETEK, Inc.	11,277	688,123
Eaton Corp. PLC	22,160	1,714,741
Emerson Electric Co.	31,797	1,879,839
Rockwell Automation, Inc.	6,334	1,005,332
		5,646,111

Electronic Components–0.24%

Amphenol Corp. -Class A	15,213	1,134,890
Corning Inc.	45,750	1,331,325
		2,466,215

Electronic Equipment & Instruments–0.02%

FLIR Systems, Inc.	6,720	254,621

Electronic Manufacturing Services–0.13%

TE Connectivity Ltd.	17,507	1,380,427

Environmental & Facilities Services–0.24%

Republic Services, Inc.	11,413	725,981
Stericycle, Inc. (b)	4,163	340,409

	Shares	Value

Environmental & Facilities Services–(continued)

Waste Management, Inc.	19,921	$1,452,440
		2,518,830

Fertilizers & Agricultural Chemicals–0.36%

CF Industries Holdings, Inc.	11,512	309,673
FMC Corp.	6,550	493,673
Monsanto Co.	21,623	2,538,973
Mosaic Co. (The)	17,244	390,232
		3,732,551

Financial Exchanges & Data–0.70%

CBOE Holdings Inc.	4,485	387,369
CME Group Inc. -Class A	16,789	1,969,182
Intercontinental Exchange, Inc.	29,373	1,767,961
Moody’s Corp.	8,190	970,106
Nasdaq, Inc.	5,691	384,996
S&P Global Inc.	12,732	1,818,257
		7,297,871

Food Distributors–0.13%

Sysco Corp.	24,498	1,336,611

Food Retail–0.18%

Kroger Co. (The)	45,548	1,356,419
Whole Foods Market, Inc.	15,707	549,588
		1,906,007

Footwear–0.33%

NIKE, Inc. -Class B	65,326	3,461,625

General Merchandise Stores–0.32%

Dollar General Corp.	12,490	916,641
Dollar Tree, Inc. (b)	11,643	904,661
Target Corp.	27,415	1,511,937
		3,333,239

Gold–0.09%

Newmont Mining Corp.	26,199	894,696

Health Care Distributors–0.43%

AmerisourceBergen Corp.	8,189	751,505
Cardinal Health, Inc.	15,549	1,155,135
Henry Schein, Inc. (b)	3,903	718,035
McKesson Corp.	10,452	1,704,617
Patterson Cos. Inc.	4,089	180,570
		4,509,862

Health Care Equipment–2.54%

Abbott Laboratories	85,182	3,889,410
Baxter International Inc.	23,960	1,421,068
Becton, Dickinson and Co.	11,118	2,103,859
Boston Scientific Corp. (b)	67,213	1,816,767
C.R. Bard, Inc.	3,545	1,089,839
Danaher Corp.	30,073	2,554,401
Edwards Lifesciences Corp. (b)	10,522	1,210,767
Hologic, Inc. (b)	13,782	596,898
IDEXX Laboratories, Inc. (b)	4,337	730,308
Intuitive Surgical, Inc. (b)	1,809	1,654,656

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Health Care Equipment–(continued)

Medtronic PLC	67,476	$5,686,877
Stryker Corp.	15,209	2,174,279
Varian Medical Systems, Inc. (b)	4,586	454,106
Zimmer Biomet Holdings, Inc.	9,892	1,179,225
		26,562,460

Health Care Facilities–0.16%

HCA Healthcare, Inc. (b)	14,231	1,165,661
Universal Health Services, Inc. -Class B	4,410	501,241
		1,666,902

Health Care REIT’s–0.30%

HCP, Inc.	23,092	723,703
Ventas, Inc.	17,501	1,163,642
Welltower Inc.	17,915	1,299,554
		3,186,899

Health Care Services–0.39%

DaVita Inc. (b)	7,659	507,485
Envision Healthcare Corp. (b)	5,744	313,680
Express Scripts Holding Co. (b)	29,858	1,784,015
Laboratory Corp. of America Holdings (b)	5,007	695,973
Quest Diagnostics Inc.	6,805	740,180
		4,041,333

Health Care Supplies–0.12%

Cooper Cos., Inc. (The)	2,436	532,875
DENTSPLY SIRONA Inc.	11,307	718,221
		1,251,096

Health Care Technology–0.09%

Cerner Corp. (b)	14,464	945,222

Home Entertainment Software–0.36%

Activision Blizzard, Inc.	34,096	1,997,344
Electronic Arts Inc. (b)	15,195	1,722,049
		3,719,393

Home Furnishings–0.10%

Leggett & Platt, Inc.	6,643	345,569
Mohawk Industries, Inc. (b)	3,085	738,240
		1,083,809

Home Improvement Retail–1.20%

Home Depot, Inc. (The)	60,049	9,218,122
Lowe’s Cos., Inc.	42,719	3,364,976
		12,583,098

Homebuilding–0.13%

D.R. Horton, Inc.	16,786	548,734
Lennar Corp. -Class A	10,015	513,870
PulteGroup Inc.	14,100	319,647
		1,382,251

Homefurnishing Retail–0.02%

Bed Bath & Beyond Inc.	7,457	256,595

	Shares	Value

Hotel and Resort REIT’s–0.06%

Host Hotels & Resorts Inc.	36,448	$655,699

Hotels, Resorts & Cruise Lines–0.42%

Carnival Corp.	20,607	1,320,291
Marriott International Inc. -Class A	15,503	1,668,898
Royal Caribbean Cruises Ltd.	8,219	905,569
Wyndham Worldwide Corp.	5,174	522,522
		4,417,280

Household Appliances–0.07%

Whirlpool Corp.	3,693	685,199

Household Products–1.74%

Church & Dwight Co., Inc.	12,551	648,385
Clorox Co. (The)	6,338	860,257
Colgate-Palmolive Co.	43,520	3,323,187
Kimberly-Clark Corp.	17,505	2,270,923
Procter & Gamble Co. (The)	126,022	11,101,278
		18,204,030

Housewares & Specialties–0.12%

Newell Brands, Inc.	23,808	1,260,634

Human Resource & Employment Services–0.03%

Robert Half International, Inc.	6,270	291,492

Hypermarkets & Super Centers–0.93%

Costco Wholesale Corp.	21,636	3,903,783
Wal-Mart Stores, Inc.	74,231	5,834,557
		9,738,340

Independent Power Producers & Energy Traders–0.06%

AES Corp. (The)	32,494	379,530
NRG Energy, Inc.	15,535	249,492
		629,022

Industrial Conglomerates–2.29%

3M Co.	29,389	6,009,169
General Electric Co. (d)	430,093	11,775,946
Honeywell International Inc.	37,553	4,994,174
Roper Technologies, Inc.	5,020	1,140,544
		23,919,833

Industrial Gases–0.33%

Air Products and Chemicals, Inc.	10,732	1,546,052
Praxair, Inc.	14,064	1,860,526
		3,406,578

Industrial Machinery–0.84%

Dover Corp.	7,698	635,470
Flowserve Corp.	6,482	314,377
Fortive Corp.	14,819	925,447
Illinois Tool Works Inc.	15,374	2,171,116
Ingersoll-Rand PLC	12,831	1,149,658
Parker-Hannifin Corp.	6,555	1,032,216
Pentair PLC (United Kingdom)	8,256	546,712
Snap-on Inc.	2,843	459,599
Stanley Black & Decker Inc.	7,520	1,035,053

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Industrial Machinery–(continued)

Xylem, Inc.	8,871	$462,534
		8,732,182

Industrial REIT’s–0.14%

Prologis, Inc.	26,093	1,449,205

Insurance Brokers–0.49%

Aon PLC	12,902	1,689,001
Arthur J. Gallagher & Co.	8,766	497,295
Marsh & McLennan Cos., Inc.	25,370	1,967,697
Willis Towers Watson PLC	6,251	916,584
		5,070,577

Integrated Oil & Gas–2.71%

Chevron Corp.	93,320	9,656,753
Exxon Mobil Corp.	204,404	16,454,522
Occidental Petroleum Corp.	37,675	2,220,188
		28,331,463

Integrated Telecommunication Services–2.08%

AT&T Inc. (d)	302,752	11,665,034
CenturyLink Inc.	26,965	672,777
Verizon Communications Inc.	200,942	9,371,935
		21,709,746

Internet & Direct Marketing Retail–2.73%

Amazon.com, Inc. (b)	19,522	19,416,972
Expedia, Inc.	5,898	848,015
Netflix Inc. (b)	21,216	3,459,693
Priceline Group Inc. (The) (b)	2,424	4,550,066
TripAdvisor Inc. (b)	5,593	215,386
		28,490,132

Internet Software & Services–4.86%

Akamai Technologies, Inc. (b)	8,553	403,274
Alphabet Inc. -Class A (b)	14,645	14,455,933
Alphabet Inc. -Class C (b)	14,565	14,053,186
eBay Inc. (b)	49,834	1,709,306
Facebook, Inc. -Class A (b)	116,098	17,584,203
VeriSign, Inc. (b)	4,346	391,835
Yahoo! Inc. (b)	43,270	2,177,347
		50,775,084

Investment Banking & Brokerage–0.96%

Charles Schwab Corp. (The)	59,884	2,320,505
E*TRADE Financial Corp. (b)	13,499	467,200
Goldman Sachs Group, Inc. (The)	18,262	3,858,030
Morgan Stanley	70,868	2,958,030
Raymond James Financial, Inc.	6,302	455,446
		10,059,211

IT Consulting & Other Services–1.37%

Accenture PLC -Class A	30,692	3,820,233
Cognizant Technology Solutions Corp. -Class A	30,002	2,007,434
CSRA Inc.	7,129	215,011

	Shares	Value

IT Consulting & Other Services–(continued)

DXC Technology Co. (b)	14,010	$1,086,055
Gartner, Inc. (b)	4,438	530,785
International Business Machines Corp.	42,310	6,457,775
Teradata Corp. (b)	6,483	176,727
		14,294,020

Leisure Products–0.09%

Hasbro, Inc.	5,525	581,562
Mattel, Inc.	16,908	387,362
		968,924

Life & Health Insurance–0.85%

Aflac, Inc.	19,787	1,491,544
Lincoln National Corp.	11,101	721,343
MetLife, Inc.	53,596	2,711,422
Principal Financial Group, Inc.	13,194	830,035
Prudential Financial, Inc.	21,231	2,226,070
Torchmark Corp.	5,351	404,000
Unum Group	11,286	507,644
		8,892,058

Life Sciences Tools & Services–0.70%

Agilent Technologies, Inc.	15,835	955,484
Illumina, Inc. (b)	7,226	1,281,604
Mettler-Toledo International Inc. (b)	1,275	743,083
PerkinElmer, Inc.	5,455	343,992
Thermo Fisher Scientific, Inc.	19,243	3,324,998
Waters Corp. (b)	3,944	708,421
		7,357,582

Managed Health Care–1.66%

Aetna Inc.	16,387	2,373,821
Anthem, Inc.	13,034	2,376,750
Centene Corp. (b)	8,479	615,830
Cigna Corp.	12,661	2,041,333
Humana Inc.	7,347	1,706,414
UnitedHealth Group Inc.	46,887	8,213,664
		17,327,812

Metal & Glass Containers–0.07%

Ball Corp.	17,258	705,852

Motorcycle Manufacturers–0.04%

Harley-Davidson, Inc.	8,653	458,695

Movies & Entertainment–1.36%

Time Warner Inc.	38,170	3,797,533
Twenty-First Century Fox, Inc. -Class A	51,873	1,406,796
Twenty-First Century Fox, Inc. -Class B	24,048	646,891
Viacom Inc. -Class B	17,099	594,874
Walt Disney Co. (The)	71,711	7,740,486
		14,186,580

Multi-Line Insurance–0.44%

American International Group, Inc.	43,353	2,758,551
Assurant, Inc.	2,739	268,367
Hartford Financial Services Group, Inc. (The)	18,430	910,258

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Multi-Line Insurance–(continued)

Loews Corp.	13,632	$642,885
		4,580,061

Multi-Sector Holdings–1.52%

Berkshire Hathaway Inc. -Class B (b)	93,626	15,474,505
Leucadia National Corp.	15,978	389,704
		15,864,209

Multi-Utilities–1.06%

Ameren Corp.	11,978	679,751
CenterPoint Energy, Inc.	21,186	606,131
CMS Energy Corp.	13,760	652,362
Consolidated Edison, Inc.	15,003	1,242,098
Dominion Energy, Inc.	30,962	2,500,801
DTE Energy Co.	8,884	972,976
NiSource Inc.	15,973	416,416
Public Service Enterprise Group Inc.	24,969	1,121,358
SCANA Corp.	6,996	477,127
Sempra Energy	12,330	1,436,322
WEC Energy Group, Inc.	15,552	976,044
		11,081,386

Office REIT’s–0.26%

Alexandria Real Estate Equities, Inc.	4,380	511,058
Boston Properties, Inc.	7,624	924,944
SL Green Realty Corp.	4,929	497,977
Vornado Realty Trust	8,512	784,806
		2,718,785

Oil & Gas Drilling–0.04%

Helmerich & Payne, Inc.	5,390	283,837
Transocean Ltd. (b)	19,231	174,810
		458,647

Oil & Gas Equipment & Services–0.88%

Baker Hughes Inc.	20,965	1,156,220
Halliburton Co.	42,735	1,931,195
National Oilwell Varco Inc.	18,689	610,569
Schlumberger Ltd.	68,723	4,782,433
TechnipFMC PLC (United Kingdom)(b)	23,004	665,966
		9,146,383

Oil & Gas Exploration & Production–1.43%

Anadarko Petroleum Corp.	27,565	1,392,859
Apache Corp.	18,676	873,290
Cabot Oil & Gas Corp.	23,421	519,712
Chesapeake Energy Corp. (b)	37,549	189,998
Cimarex Energy Co.	4,650	500,154
Concho Resources Inc. (b)	7,302	925,748
ConocoPhillips	60,890	2,721,174
Devon Energy Corp.	25,859	878,689
EOG Resources, Inc.	28,434	2,567,874
EQT Corp.	8,556	472,890
Hess Corp.	13,261	608,547
Marathon Oil Corp.	41,762	543,741
Murphy Oil Corp.	8,024	195,866
Newfield Exploration Co. (b)	9,822	319,019
Noble Energy, Inc.	21,466	615,859

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Pioneer Natural Resources Co.	8,353	$1,393,782
Range Resources Corp.	9,303	214,527
		14,933,729

Oil & Gas Refining & Marketing–0.46%

Marathon Petroleum Corp.	25,987	1,352,363
Phillips 66	21,756	1,655,849
Tesoro Corp.	5,815	484,041
Valero Energy Corp.	22,245	1,367,400
		4,859,653

Oil & Gas Storage & Transportation–0.33%

Kinder Morgan, Inc.	94,641	1,775,465
ONEOK, Inc.	10,401	516,722
Williams Cos., Inc. (The)	40,708	1,164,249
		3,456,436

Packaged Foods & Meats–1.36%

Campbell Soup Co.	9,519	548,770
Conagra Brands, Inc.	20,403	786,332
General Mills, Inc. (d)	28,591	1,622,253
Hershey Co. (The)	6,871	792,020
Hormel Foods Corp.	13,329	448,254
JM Smucker Co. (The)	5,749	735,010
Kellogg Co.	12,446	891,134
Kraft Heinz Co. (The)	29,412	2,711,786
McCormick & Co., Inc.	5,631	586,469
Mead Johnson Nutrition Co.	9,040	808,357
Mondelez International, Inc. -Class A	75,254	3,506,084
Tyson Foods, Inc. -Class A	14,144	811,017
		14,247,486

Paper Packaging–0.24%

Avery Dennison Corp.	4,450	374,957
International Paper Co.	20,232	1,069,868
Sealed Air Corp.	9,499	421,946
WestRock Co.	12,312	670,019
		2,536,790

Personal Products–0.14%

Coty, Inc. -Class A	23,201	439,427
Estee Lauder Cos. Inc. (The) -Class A	10,923	1,028,291
		1,467,718

Pharmaceuticals–4.85%

Allergan PLC	16,524	3,697,245
Bristol-Myers Squibb Co.	82,456	4,448,501
Eli Lilly and Co.	47,862	3,808,379
Johnson & Johnson	133,797	17,159,465
Mallinckrodt PLC (b)	5,173	223,111
Merck & Co., Inc.	135,344	8,812,248
Mylan N.V. (b)	22,722	885,704
Perrigo Co. PLC	7,114	518,255
Pfizer Inc.	293,401	9,579,543
Zoetis Inc.	24,235	1,509,356
		50,641,807

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Property & Casualty Insurance–0.85%

Allstate Corp. (The)	17,984	$1,552,739
Chubb Ltd.	22,970	3,289,074
Cincinnati Financial Corp.	7,431	520,764
Progressive Corp. (The)	28,630	1,214,771
Travelers Cos., Inc. (The)	13,786	1,721,182
XL Group Ltd. (Bermuda)	13,061	570,635
		8,869,165

Publishing–0.03%
News Corp. -Class A	18,769	251,129
News Corp. -Class B	5,863	80,323
		331,452

Railroads–0.88%

CSX Corp.	45,668	2,473,836
Kansas City Southern	5,286	503,227
Norfolk Southern Corp.	14,370	1,782,311
Union Pacific Corp.	40,115	4,424,684
		9,184,058

Real Estate Services–0.05%

CBRE Group, Inc. -Class A (b)	14,851	518,003

Regional Banks–1.13%
BB&T Corp.	39,874	1,660,752
Citizens Financial Group, Inc.	25,054	854,341
Fifth Third Bancorp	36,994	878,238
Huntington Bancshares Inc.	53,528	671,241
KeyCorp	52,865	923,552
M&T Bank Corp.	7,618	1,191,988
People’s United Financial Inc.	15,621	258,840
PNC Financial Services Group, Inc. (The)	24,008	2,849,750
Regions Financial Corp.	59,413	822,276
SunTrust Banks, Inc.	24,223	1,292,781
Zions Bancorp.	9,940	398,296
		11,802,055

Research & Consulting Services–0.20%

Equifax Inc.	5,942	812,865
Nielsen Holdings PLC	16,545	636,652
Verisk Analytics, Inc. -Class A (b)	7,591	614,036
		2,063,553

Residential REIT’s–0.45%

Apartment Investment & Management Co. -Class A	7,767	333,360
AvalonBay Communities, Inc.	6,772	1,295,077
Equity Residential	18,096	1,177,869
Essex Property Trust, Inc.	3,256	836,531
Mid-America Apartment Communities, Inc.	5,557	566,481
UDR, Inc.	13,174	508,648
		4,717,966

Restaurants–1.25%

Chipotle Mexican Grill, Inc. (b)	1,425	680,224
Darden Restaurants, Inc.	6,148	546,742
McDonald’s Corp.	40,371	6,091,580
Starbucks Corp.	71,842	4,569,869

	Shares	Value

Restaurants–(continued)

Yum! Brands, Inc.	16,569	$1,203,572
		13,091,987

Retail REIT’s–0.52%
Federal Realty Investment Trust	3,577	439,041

GGP Inc.	28,796	641,575
Kimco Realty Corp.	20,987	368,112
Macerich Co. (The)	6,006	344,804
Realty Income Corp.	13,363	734,030
Regency Centers Corp.	7,178	436,853
Simon Property Group, Inc.	15,764	2,431,597
		5,396,012

Semiconductor Equipment–0.43%

Applied Materials, Inc.	53,230	2,442,193
KLA-Tencor Corp.	7,736	804,544
Lam Research Corp.	8,001	1,241,515
		4,488,252

Semiconductors–3.09%

Advanced Micro Devices, Inc. (b)	38,026	425,511
Analog Devices, Inc.	17,900	1,535,104
Broadcom Ltd.	19,768	4,734,040
Intel Corp.	233,069	8,416,121
Microchip Technology Inc.	10,640	886,312
Micron Technology, Inc. (b)	51,084	1,571,855
NVIDIA Corp.	29,034	4,191,058
Qorvo, Inc. (b)	6,261	488,045
QUALCOMM Inc.	72,810	4,169,829
Skyworks Solutions, Inc.	9,077	966,065
Texas Instruments Inc.	49,277	4,064,860
Xilinx, Inc.	12,270	818,532
		32,267,332

Soft Drinks–1.79%

Coca-Cola Co. (The)	190,483	8,661,262
Dr Pepper Snapple Group, Inc.	8,975	832,970
Monster Beverage Corp. (b)	19,830	1,002,605
PepsiCo, Inc.	70,354	8,222,272
		18,719,109

Specialized Consumer Services–0.03%

H&R Block, Inc.	10,208	270,920

Specialized REIT’s–1.04%

American Tower Corp. -Class A	21,057	2,762,468
Crown Castle International Corp.	17,754	1,804,694
Digital Realty Trust, Inc.	7,880	931,337
Equinix, Inc.	3,829	1,688,627
Extra Space Storage Inc.	6,158	477,060
Iron Mountain Inc.	12,086	422,043
Public Storage	7,350	1,582,823
Weyerhaeuser Co.	36,921	1,216,916
		10,885,968

Specialty Chemicals–0.53%

Albemarle Corp.	5,502	625,027
Ecolab Inc.	12,947	1,719,880

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Specialty Chemicals–(continued)

International Flavors & Fragrances Inc.	3,925	$541,218
PPG Industries, Inc.	12,672	1,347,794
Sherwin-Williams Co. (The)	4,000	1,327,080
		5,560,999

Specialty Stores–0.21%

Signet Jewelers Ltd.	3,419	164,454
Staples, Inc.	32,070	291,195
Tiffany & Co.	5,258	457,236
Tractor Supply Co.	6,443	355,331
Ulta Beauty, Inc. (b)	2,870	874,891
		2,143,107

Steel–0.09%

Nucor Corp.	15,686	911,357

Systems Software–3.40%
CA, Inc.	15,482	491,863
Microsoft Corp.	380,933	26,604,361
Oracle Corp.	147,741	6,705,964
Red Hat, Inc. (b)	8,764	784,992
Symantec Corp.	30,504	924,576
		35,511,756

Technology Hardware, Storage & Peripherals–4.34%

Apple Inc.	258,631	39,508,471
Hewlett Packard Enterprise Co.	82,067	1,543,680
HP Inc.	83,475	1,565,991
NetApp, Inc.	13,355	540,744
Seagate Technology PLC	14,573	634,946
Western Digital Corp.	14,199	1,278,762
Xerox Corp.	42,094	297,605
		45,370,199

Tires & Rubber–0.04%

Goodyear Tire & Rubber Co. (The)	12,404	399,657

Tobacco–1.83%

Altria Group, Inc.	95,604	7,212,366
Philip Morris International Inc.	76,475	9,161,705
Reynolds American Inc.	40,768	2,741,648
		19,115,719

Trading Companies & Distributors–0.15%

Fastenal Co.	14,247	615,043
United Rentals, Inc. (b)	4,118	447,750
W.W. Grainger, Inc.	2,671	460,160
		1,522,953

	Shares	Value

Trucking–0.05%

J.B. Hunt Transport Services, Inc.	4,302	$367,305
Ryder System, Inc.	2,633	174,884
		542,189

Water Utilities–0.07%

American Water Works Co., Inc.	8,809	688,688
Total Common Stocks & Other Equity Interests (Cost $502,426,578)		1,020,575,058

Money Market Funds–2.12%

Government & Agency Portfolio – Institutional Class, 0.71% (e)	13,306,018	13,306,018
Treasury Portfolio – Institutional Class, 0.67% (e)	8,870,678	8,870,678
Total Money Market Funds (Cost $22,176,696)		22,176,696
TOTAL INVESTMENTS–99.80% (Cost $524,603,274)		1,042,751,754
OTHER ASSETS LESS LIABILITIES–0.20%		2,055,399
NET ASSETS–100.00%		$1,044,807,153

Investment Abbreviations:

REIT	— Real Estate Investment Trust

Notes	to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1D and Note 3.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

Notes to Quareterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco S&P 500 Index Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco S&P 500 Index Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks and Other Equity Interests	$1,020,575,058	$—	$—	$1,020,575,058
Money Market Funds	22,176,696	—	—	22,176,696
	1,042,751,754	—	—	1,042,751,754
Futures Contracts*	366,690	—	—	366,690
Total Investments	$1,043,118,444	$—	$—	$1,043,118,444

* Unrealized appreciation .

NOTE 3 — Derivative Investments

Open Futures Contracts – Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	200	June-2017	$ 24,111,000	$ 366,690

NOTE 4 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the nine months ended

May 31, 2017.

	Value 08/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 05/31/17	Dividend Income
Invesco Ltd.	$ 618,155	$ 16,749	$ (13,887)	$ 9,775	$ (216)	$ 630,576	$ 16,859

                                 Invesco S&P 500 Index Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $50,627,147 and $24,830,320, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$507,418,624
Aggregate unrealized (depreciation) of investment securities	(11,806,217)
Net unrealized appreciation of investment securities	$495,612,407
Cost of investments for tax purposes is $547,139,347.

                                 Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund Quarterly Schedule of Portfolio Holdings May 31, 2017

invesco.com/us	SDHYM-QTR-1 05/17	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–100.69%

Alabama–1.52%

Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,500	$1,639,470
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB	5.50%	01/01/2028	95	93,849
				1,733,319

Arizona–3.17%

Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. Education RB (a)	5.00%	07/01/2022	1,500	1,579,245
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB (a)	5.00%	07/01/2026	500	537,860
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016 A, Ref. Education RB (a)	5.00%	07/01/2035	1,000	1,029,140
Pima (County of) Industrial Development Authority (American Leadership); Series 2015, Ref. Education Facility RB (a)	4.60%	06/15/2025	460	466,914
				3,613,159

California–4.84%

Bay Area Toll Authority (San Francisco Bay Area); Series 2017 D, Floating Rate Toll Bridge RB (a)(b)(c)	1.35%	04/01/2021	1,000	1,001,730
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB (a)(d)	7.00%	12/01/2027	500	490,420
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $545,000) (a)	5.00%	06/01/2022	545	548,952
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (a)	4.00%	06/01/2021	500	515,160
Series 2016, Ref. RB (a)	4.00%	06/01/2026	500	506,155
California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Conv. Asset-Backed RB	5.60%	06/01/2036	1,000	1,025,840
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	89,998
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	1,030	1,035,047
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	310	310,096
				5,523,398

Colorado–4.85%

Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community); Series 2017 A, Ref. Hospital RB	5.00%	05/15/2025	525	581,185
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2026	475	522,842
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB (a)	5.00%	12/01/2025	150	153,557
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	524,390
Cornerstar Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	3.50%	12/01/2021	500	509,860
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, Special RB	3.63%	12/01/2021	1,175	1,202,918
Solaris Metropolitan District No.3 Series 2016 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,045,350
Southglenn Metropolitan District; Series 2016, Ref. Special Limited Tax GO Bonds	3.00%	12/01/2021	1,000	992,680
				5,532,782

Connecticut–1.66%

Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford Inc.); Series 2016 B-1, TEMPS-80SM Healthcare Facilities RB (a)	3.25%	09/01/2021	700	696,402
Series 2016 B-2, TEMPS-50SM Healthcare Facilities RB (a)	2.88%	09/01/2020	700	696,542

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Connecticut–(continued)

Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	$480	$497,923
				1,890,867

Florida–2.39%

Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	150	151,059
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Senior Housing RB (a)	3.75%	07/01/2019	495	497,614
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB	5.50%	06/15/2022	1,240	1,344,098
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	315	333,377
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB (a)	10.00%	12/28/2021	400	399,964
				2,726,112

Georgia–0.45%

Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB (a)	5.00%	06/15/2027	500	514,305

Illinois–10.22%

Bartlett (Village of) (Quarry Redevelopment); Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	1,250	1,220,900
Chicago (City of); Series 2003 B, Ref. Unlimited Tax GO Bonds	5.00%	01/01/2024	500	510,375
Series 2008 A, Unlimited Tax GO Bonds (e)	5.00%	01/01/2019	150	151,016
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	215,870
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	101,701
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	108,908
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.63%	01/01/2029	1,000	1,049,410
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	1,500	1,559,280
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, Charter School RB (a)	5.25%	12/01/2025	400	407,536
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	400	425,508
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,191,099
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016 A, RB	6.20%	05/15/2030	685	672,149
Series 2016 B, RB	5.63%	05/15/2020	233	231,622
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB	2.75%	05/15/2019	395	397,421
Series 2015, Ref. RB	5.00%	05/15/2025	250	272,312
Illinois (State of); Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2021	1,000	1,059,850
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2023	1,500	1,598,910
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	487	487,901
				11,661,768

Indiana–0.46%

Allen (County of) Economic Development (StoryPoint Fort Wayne); Series 2017, RB (a)	6.63%	01/15/2034	500	518,810

Iowa–1.80%

Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	1,540	1,581,903
Series 2013, Midwestern Disaster Area RB (a)	5.88%	12/01/2026	460	473,621
				2,055,524

Kansas–1.50%

Olathe (City of) (West Village Center); Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/2017	90	89,600

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Kansas–(continued)

Wichita (City of) (Kansas Masonic Home);
Series 2016 II-A, Health Care Facilities RB	4.25%	12/01/2024	$500	$510,385
Series 2016 II-A, Health Care Facilities RB	5.00%	12/01/2031	550	577,577
Series 2016 II-A, Health Care Facilities RB	5.25%	12/01/2036	500	528,335
				1,705,897

Kentucky–3.38%

Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. Hospital RB	5.00%	02/01/2026	1,000	1,073,210
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	1,000	1,050,420
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2015, Ref. Hospital RB	5.00%	06/01/2019	1,040	1,105,478
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	626,256
				3,855,364

Maine–0.78%

Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	5.00%	07/01/2019	855	887,789

Maryland–1.12%

Baltimore (City of) (East Baltimore Research Park); Series 2017, Ref. Special Obligation RB	4.00%	09/01/2027	425	435,030
Howard (County of) (Vantage House Facility);
Series 2016, Ref. Retirement Community RB	5.00%	04/01/2021	325	337,668
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2021	488	506,388
				1,279,086

Massachusetts–0.51%

Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.); Series 2005, RB	5.00%	01/01/2024	250	250,360
Massachusetts (State of) Port Authority (Delta Airlines Inc.);
Series 2001 A, Facilities RB (INS-AMBAC) (d)(f)	5.20%	01/01/2020	195	195,737
Series 2001 A, Facilities RB (INS-AMBAC) (d)(f)	5.50%	01/01/2019	135	135,354
				581,451

Michigan–3.03%

Summit Academy North; Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,585	1,595,176
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. Limited Obligation RB (a)	5.00%	07/01/2026	1,835	1,861,552
				3,456,728

Minnesota–1.82%

Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	225	226,031
Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	507,224
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	303,390
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.00%	09/01/2026	1,000	1,034,360
				2,071,005

Missouri–2.71%

Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB (a)	5.00%	04/01/2036	1,000	958,940
Kansas City (City of) Industrial Development Authority; Series 2016 A, Ref. Sales Tax RB (a)	4.25%	04/01/2026	500	478,400
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.00%	05/15/2024	1,500	1,652,415
				3,089,755

Montana–2.20%

Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	3.40%	11/15/2022	2,500	2,509,850

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Multiple States–1.67%

Non-Profit Preferred Funding Trust I;
Series 2006 A-2A, RB (a)	4.38%	09/15/2037	$3,300	$226,264
Series 2007 A-2-G, RB (a)	4.29%	09/15/2037	11,050	757,640
Series 2007 A-2-T, RB (Acquired 02/08/2016; Cost $3,015,064) (a)	4.37%	09/15/2037	13,470	923,567
				1,907,471

New Jersey–7.22%

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB (d)	5.25%	09/15/2029	800	873,408
Series 2012, Special Facility RB (d)	5.75%	09/15/2027	200	220,428
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 C, RB	5.00%	07/01/2022	535	532,721
Series 2012 C, RB	5.00%	07/01/2032	870	793,266
New Jersey (State of) Economic Development Authority;
Series 2012, Ref. RB	5.00%	06/15/2019	400	422,160
Series 2012, Ref. RB	5.00%	06/15/2025	600	654,450
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,622,130
New Jersey (State of) Transportation Trust Fund Authority; Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2031	750	768,247
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	600	601,530
Series 2007 1A, Asset-Backed RB	4.75%	06/01/2034	1,000	998,380
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	750	751,913
				8,238,633

New York–3.06%

Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB (a)(d)	3.75%	01/01/2020	415	425,188
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	526	524,888
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	1,000	1,000,120
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB (d)	5.00%	08/01/2026	500	539,160
Triborough Bridge & Tunnel Authority; Subseries 2016 B-4A, Ref. Floating Rate General RB (b)(c)	1.37%	02/01/2021	1,000	995,160
				3,484,516

North Dakota–0.89%

Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	4.38%	04/15/2026	1,000	1,019,750

Ohio–6.20%

Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	1,500	1,447,845
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	1,000	972,090
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB (d)	5.38%	09/15/2027	200	200,564
Cuyahoga (County of) (Metrohealth System); Series 2017, Ref. Hospital RB	5.00%	02/15/2031	1,000	1,111,170
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	2,000	2,318,140
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	395,456
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (d)	5.00%	12/31/2025	340	399,952
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville); Series 2016 A-1, RB (a)	6.13%	01/15/2034	225	229,984
				7,075,201

Oklahoma–3.96%

Comanche (County of) Hospital Authority;
Series 2012 A, Ref. RB	5.00%	07/01/2021	475	509,442
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,096,450
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. Continuing Care Retirement Community RB	5.25%	01/01/2022	375	399,776

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Oklahoma–(continued)

Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB	4.75%	11/01/2023	$2,150	$2,150,194
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (c)(d)	5.00%	06/01/2025	340	363,681
				4,519,543

Pennsylvania–1.85%

Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR (c)	4.38%	07/01/2022	1,150	1,081,000
Crawford (County of) Hospital Authority (Meadville Medical Center); Series 2016 A, Ref. Hospital RB	6.00%	06/01/2036	1,000	1,024,360
				2,105,360

Rhode Island–0.50%

Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	573,215

Tennessee–1.44%

Bristol (City of) Industrial Development Board (Pinnacle);
Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	760	775,504
Series 2016 B, CAB Sales Tax RB (a)(g)	0.00%	12/01/2020	750	653,287
Series 2016 B, CAB Sales Tax RB (a)(g)	0.00%	12/01/2021	250	207,993
				1,636,784

Texas–9.60%

Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2036	700	704,557
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	450	484,636
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB (d)	4.75%	07/01/2024	200	217,796
Mission Economic Development Corp. (Natgasoline);
Series 2016 A, Sr. Lien RB (a)(d)	5.75%	10/01/2031	1,000	1,049,740
Series 2016 B, Sr. Lien RB (a)(d)	5.75%	10/01/2031	1,000	1,049,740
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.); Series 2014, Retirement Facilities RB	4.00%	01/01/2018	435	437,915
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	500	510,965
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2017 A, Education RB (a)	3.63%	08/15/2022	400	401,440
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 B-1, TEMPS-80SM RB	3.25%	11/15/2022	500	494,545
Series 2016 B-2, TEMPS-50SM RB	3.00%	11/15/2021	500	492,500
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB (a)(c)(d)	7.25%	02/13/2020	1,500	1,560,090
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	225,678
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	250	247,585
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, TEMPS-50SM Retirement Facility RB	3.88%	11/15/2022	750	754,020
Series 2017, TEMPS-65SM Retirement Facility RB	4.50%	11/15/2023	750	754,965
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017A, Retirement Facility RB	6.00%	02/15/2031	1,000	1,049,000
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.00%	08/15/2027	500	519,740
				10,954,912

Utah–3.07%

Salt Lake City (City of); Series 2017 A, Airport RB (d)(h)	5.00%	07/01/2036	3,000	3,504,450

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Virgin Islands–0.30%

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2012 A, RB (a)	4.00%	10/01/2022	$400	$337,792

Washington–3.30%

Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016 A, Ref. RB (a)	5.00%	07/01/2031	1,000	1,057,540
Series 2016 A, Ref. RB (a)	5.00%	07/01/2036	710	735,134
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 B-2, TEMPS-65SM RB (a)	4.88%	01/01/2022	500	499,980
Series 2015 B-3, TEMPS-45SM RB (a)	4.38%	01/01/2021	1,000	992,120
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill); Series 2016, Ref. Non-Profit RB (a)	3.20%	07/01/2021	500	484,325
				3,769,099

West Virginia–1.55%

Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	795	781,111
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB (a)(d)	6.75%	02/01/2026	1,000	981,360
				1,762,471

Wisconsin–7.67%

Wisconsin (State of) Public Finance Authority (Bancroft Neurohearlth);
Series 2016 A, RB (a)	5.00%	06/01/2025	650	691,997
Series 2016 A, RB (a)	5.00%	06/01/2026	1,005	1,057,180
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, Sr. RB (a)	5.75%	11/01/2024	1,500	1,522,500
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	65	70,657
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, TEMPS-85SM Ref. Senior Living RB (a)	3.95%	11/15/2024	1,250	1,263,700
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. Special Facilities RB (a)(d)	6.00%	06/01/2022	1,580	1,568,924
Wisconsin (State of) Public Finance Authority (North Carolina Charter Educational Foundation); Series 2016 A, Education RB (a)	4.10%	06/15/2026	1,265	1,264,304
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB (a)	4.00%	12/01/2021	1,320	1,311,420
				8,750,682
TOTAL INVESTMENTS(i)–100.69% (Cost $117,272,520)				114,846,848
FLOATING RATE NOTE OBLIGATIONS–(1.75)%
Note with an interest and fee rate of 1.43% at 05/31/2017 and contractual maturity of collateral of 07/01/2036 (See Note 1D) (j)				(2,000,000)
OTHER ASSETS LESS LIABILITIES–1.06%				1,211,399
NET ASSETS–100.00%				$114,058,247

Investment Abbreviations:

AMBAC	—	American Municipal Bond Assurance Corp.
CAB	—	Capital Appreciation Bonds
Conv.	—	Convertible
GO	—	General Obligation
IDR	—	Industrial Development Revenue Bonds
INS	—	Insurer

PCR	—	Pollution Control Revenue Bonds
RB	—	Revenue Bonds
Ref.	—	Refunding
RN	—	Revenue Notes
Sr.	—	Senior
TEMPS	—	Tax-Exempt Mandatory Paydown Securities

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $35,586,028, which represented 31.20% of the Fund’s Net Assets.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2017.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Security subject to the alternative minimum tax.

(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(f)	Principal and/or interest payments are secured by the bond insurance company listed.

(g)	Zero coupon bond issued at a discount.

(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.

(i)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

(j)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2017. At May 31, 2017, the Fund’s investments with a value of $3,504,450 are held by TOB Trusts and serve as collateral for the $2,000,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco Short Duration High Yield Municipal Fund

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

Invesco Short Duration High Yield Municipal Fund

D.	Floating Rate Note Obligations – (continued)

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Short Duration High Yield Municipal Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$114,846,848	$—	$114,846,848
Futures Contracts*	(2,746)	—	—	(2,746)
Total Investments	$(2,746)	$114,846,848	$—	$114,844,102

* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Open Futures Contracts – Interest Rate Risk(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	Short	5	September-2017	$(631,484)	$(2,746)
(a)	Futures contracts collateralized by $29,100 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $81,801,857 and $39,923,536, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,881,107
Aggregate unrealized (depreciation) of investment securities	(4,269,320)
Net unrealized appreciation (depreciation) of investment securities	$(2,388,213)
Cost of investments for tax purposes is $117,235,061.

Invesco Short Duration High Yield Municipal Fund

Invesco Small Cap Discovery Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2017

invesco.com/us	VK-SCD-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.40%

Airlines–0.74%

Spirit Airlines Inc. (b)	85,380	$4,533,678

Apparel Retail–1.23%

Burlington Stores, Inc. (b)	77,154	7,549,519

Application Software–9.61%

BroadSoft, Inc. (b)	172,941	6,917,640
Cadence Design Systems, Inc. (b)	141,417	4,969,393
Fair Isaac Corp.	23,586	3,128,919
Globant S.A. (b)(c)	147,161	5,762,825
Guidewire Software Inc. (b)	159,756	10,610,994
HubSpot, Inc. (b)	100,503	7,246,266
SS&C Technologies Holdings, Inc.	215,546	8,100,219
Tyler Technologies, Inc. (b)	42,172	7,206,351
Ultimate Software Group, Inc. (The) (b)	21,904	4,835,089
		58,777,696

Biotechnology–4.47%

Eagle Pharmaceuticals, Inc. (b)	82,172	5,994,447
Neurocrine Biosciences, Inc. (b)	144,916	6,299,499
Retrophin, Inc. (b)	222,811	3,531,554
Sage Therapeutics, Inc. (b)	79,616	5,263,414
TESARO, Inc. (b)	41,742	6,232,498
		27,321,412

Building Products–3.40%

A.O. Smith Corp.	64,322	3,529,348
Allegion PLC	44,534	3,501,708
American Woodmark Corp. (b)	39,190	3,636,832
Masonite International Corp. (b)	74,615	5,495,395
Owens Corning	74,365	4,640,376
		20,803,659

Commodity Chemicals–0.92%

Methanex Corp. (Canada)	135,583	5,592,799

Communications Equipment–1.98%

ARRIS International PLC (b)	196,293	5,504,056
Ciena Corp. (b)	282,135	6,624,530
		12,128,586

Construction & Engineering–0.71%

Dycom Industries, Inc. (b)	51,825	4,363,147

Construction Materials–1.28%

Summit Materials, Inc. -Class A (b)	290,622	7,806,107

Data Processing & Outsourced Services–4.08%

DST Systems, Inc.	51,750	6,252,435

	Shares	Value

Data Processing & Outsourced Services–(continued)

Euronet Worldwide, Inc. (b)	99,284	$8,660,543
ExlService Holdings, Inc. (b)	68,749	3,600,385
WNS Holdings Ltd. -ADR (India)(b)	193,143	6,431,662
		24,945,025

Distributors–1.48%

Pool Corp.	75,817	9,032,079

Diversified Support Services–0.42%

Mobile Mini, Inc.	91,435	2,560,180

Education Services–1.02%

Bright Horizons Family Solutions Inc. (b)	81,601	6,260,429

Electronic Equipment & Instruments–0.50%

Cognex Corp.	9,333	854,063
Coherent, Inc. (b)	8,806	2,185,209
		3,039,272

Financial Exchanges & Data–3.16%

CBOE Holdings Inc.	98,187	8,480,411
MarketAxess Holdings, Inc.	56,923	10,848,386
		19,328,797

Health Care Equipment–6.19%

DexCom Inc. (b)	79,020	5,281,697
Inogen, Inc. (b)	115,407	10,229,677
Integra LifeSciences Holdings Corp. (b)	124,493	6,268,223
Penumbra, Inc. (b)	95,291	7,894,859
Wright Medical Group N.V. (b)	306,452	8,188,397
		37,862,853

Health Care Facilities–1.05%

Acadia Healthcare Co., Inc. (b)(c)	155,740	6,438,292

Health Care REIT’s–0.65%

Physicians Realty Trust	196,389	3,994,552

Health Care Services–0.84%

Premier, Inc. -Class A (b)	148,020	5,109,650

Health Care Supplies–1.03%

Align Technology, Inc. (b)	43,249	6,279,755

Health Care Technology–0.85%

Evolent Health, Inc. -Class A (b)	226,767	5,204,303

Home Entertainment Software–1.53%

Take-Two Interactive Software, Inc. (b)	121,510	9,324,677

Homebuilding–0.85%

TopBuild Corp. (b)	96,733	5,180,052

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

	Shares	Value

Household Appliances–1.21%

Helen of Troy Ltd. (b)	81,060	$7,376,460

Housewares & Specialties–0.45%

Newell Brands, Inc.	52,310	2,769,815

Human Resource & Employment Services–2.68%

Korn/Ferry International	79,651	2,557,593
On Assignment, Inc. (b)	146,437	7,673,299
Robert Half International, Inc.	132,279	6,149,651
		16,380,543

Industrial Machinery–1.92%

EnPro Industries, Inc.	108,726	7,263,984
Woodward, Inc.	66,051	4,499,394
		11,763,378

Internet Software & Services–2.48%

CoStar Group Inc. (b)	36,310	9,497,607
Q2 Holdings, Inc. (b)	143,391	5,678,283
		15,175,890

Investment Banking & Brokerage–1.55%

E*TRADE Financial Corp. (b)	273,770	9,475,180

IT Consulting & Other Services–2.75%

EPAM Systems, Inc. (b)	75,217	6,309,202
InterXion Holding N.V. (Netherlands)(b)	235,760	10,479,532
		16,788,734

Leisure Facilities–1.15%

Vail Resorts, Inc.	32,993	7,057,203

Leisure Products–0.91%

Brunswick Corp.	101,140	5,588,996

Life Sciences Tools & Services–3.57%

Bio-Techne Corp.	43,013	4,820,897
INC Research Holdings, Inc. -Class A(b)	190,736	10,843,341
Patheon N.V. (b)	106,563	3,698,802
VWR Corp. (b)	74,647	2,467,830
		21,830,870

Managed Health Care–1.52%

HealthEquity, Inc. (b)	202,320	9,266,256

Metal & Glass Containers–1.11%

Berry Global, Inc. (b)	116,882	6,777,987

Movies & Entertainment–1.87%

Cinemark Holdings, Inc.	202,225	8,002,043
Lions Gate Entertainment Corp. -Class A	65,894	1,785,728
Lions Gate Entertainment Corp. -Class B (b)	65,894	1,666,459
		11,454,230

Office Services & Supplies–0.87%

Steelcase Inc. -Class A	318,194	5,329,750

	Shares	Value

Oil & Gas Exploration & Production–3.43%

Callon Petroleum Co. (b)	801,856	$9,077,010
Centennial Resource Development, Inc. - Class A (b)(c)	351,299	5,476,751
Diamondback Energy Inc. (b)	68,965	6,397,193
		20,950,954

Packaged Foods & Meats–2.53%

B&G Foods Inc. (c)	77,141	3,128,068
Hostess Brands, Inc. (b)	298,183	4,693,400
Pinnacle Foods Inc.	123,204	7,676,841
		15,498,309

Pharmaceuticals–1.73%

Impax Laboratories, Inc. (b)	287,057	4,377,619
Pacira Pharmaceuticals, Inc. (b)	139,489	6,193,312
		10,570,931

Property & Casualty Insurance–1.04%

Selective Insurance Group, Inc.	124,684	6,371,352

Railroads–1.25%

Genesee & Wyoming Inc. -Class A (b)	116,807	7,650,858

Regional Banks–2.54%

East West Bancorp, Inc.	73,932	4,046,298
Sterling Bancorp	265,569	5,696,455
Western Alliance Bancorp (b)	127,212	5,816,133
		15,558,886

Restaurants–1.55%

Jack in the Box Inc.	32,321	3,444,772
Texas Roadhouse, Inc.	81,466	3,985,317
Wingstop Inc.	70,897	2,021,273
		9,451,362

Semiconductor Equipment–0.78%

MKS Instruments, Inc.	58,289	4,765,126

Semiconductors–4.85%

Cirrus Logic, Inc. (b)	76,920	5,072,874
MACOM Technology Solutions Holdings, Inc. (b)	122,466	7,466,752
Microsemi Corp. (b)	125,578	6,167,136
Qorvo, Inc. (b)	56,794	4,427,092
Silicon Laboratories Inc. (b)	87,500	6,545,000
		29,678,854

Specialized REIT’s–0.72%

CubeSmart	177,452	4,429,202

Specialty Chemicals–0.85%

PolyOne Corp.	139,585	5,212,104

Specialty Stores–1.31%

Five Below, Inc. (b)	155,963	8,000,902

Thrifts & Mortgage Finance–1.21%

MGIC Investment Corp. (b)	700,480	7,411,078

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

	Shares	Value

Trading Companies & Distributors–1.58%

BMC Stock Holdings, Inc. (b)	227,392	$4,434,144
WESCO International, Inc. (b)	85,549	5,231,321
		9,665,465
Total Common Stocks & Other Equity Interests (Cost $449,448,646)		595,687,194

Money Market Funds–2.53%

Government & Agency Portfolio – Institutional Class, 0.71% (d)	9,269,412	9,269,412

Treasury Portfolio –Institutional Class, 0.67% (d)	6,179,608	6,179,608
Total Money Market Funds (Cost $15,449,020)		15,449,020
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.93% (Cost $464,897,666)		611,136,214

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Fund–1.87%

Government & Agency Portfolio – Institutional Class, 0.71% (Cost $11,438,160)(d)(e)	11,438,160	$11,438,160
TOTAL INVESTMENTS–101.80% (Cost $476,335,826)		622,574,374
OTHER ASSETS LESS LIABILITIES–(1.80)%		(10,999,698)
NET ASSETS–100.00%		$611,574,676

Investment Abbreviations:

ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at May 31, 2017.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Small Cap Discovery Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco Small Cap Discovery Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $187,230,044 and $286,347,247, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$159,713,973
Aggregate unrealized (depreciation) of investment securities	(14,384,245)
Net unrealized appreciation of investment securities	$145,329,728
Cost of investments for tax purposes is $477,244,646.

Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund Quarterly Schedule of Portfolio Holdings May 31, 2017

invesco.com/us	SRR-QTR-1	05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Principal Amount	Value

U.S. Treasury Securities–44.13%

U.S. Treasury Bills–0.02%
0.89%, 08/10/2017(b)(c)	$5,000	$4,991

U.S. Treasury Inflation - Indexed Notes–29.69%(d)

1.38%, 07/15/2018	157,939	161,630
2.13%, 01/15/2019	160,675	167,279
0.13%, 04/15/2019	500,451	503,884
1.88%, 07/15/2019	161,449	169,868
1.38%, 01/15/2020	205,523	214,901
0.13%, 04/15/2020	501,370	505,864
1.25%, 07/15/2020	348,781	366,629
1.13%, 01/15/2021	389,957	408,815
0.13%, 04/15/2021	448,076	451,659
0.63%, 07/15/2021	375,562	388,707
0.13%, 01/15/2022	429,671	433,246
0.13%, 04/15/2022	151,171	152,026
0.13%, 07/15/2022	419,183	423,498
0.13%, 01/15/2023	412,340	413,154
0.38%, 07/15/2023	408,922	416,565
0.63%, 01/15/2024	416,373	427,668
0.13%, 07/15/2024	407,102	405,130
0.25%, 01/15/2025	401,118	399,207
0.38%, 07/15/2025	408,547	411,270
0.63%, 01/15/2026	415,740	424,944
0.13%, 07/15/2026	363,911	356,704
0.38%, 01/15/2027	252,249	252,039
		7,854,687

U.S. Treasury Inflation - Indexed Bonds–14.42%(d)

0.88%, 02/15/2047	78,271	77,445
2.38%, 01/15/2025	346,491	400,224
2.00%, 01/15/2026	237,925	270,701
2.38%, 01/15/2027	190,524	225,924
1.75%, 01/15/2028	170,136	193,135
3.63%, 04/15/2028	240,418	320,132
2.50%, 01/15/2029	157,722	193,453
3.88%, 04/15/2029	276,135	382,549
3.38%, 04/15/2032	66,477	93,658
2.13%, 02/15/2040	163,891	207,630
2.13%, 02/15/2041	254,046	323,487
0.75%, 02/15/2042	240,709	233,337
0.63%, 02/15/2043	235,513	220,915
1.38%, 02/15/2044	231,179	256,069
0.75%, 02/15/2045	229,794	220,007
1.00%, 02/15/2046	192,268	195,991
		3,814,657
Total U.S. Treasury Securities (Cost $11,639,125)		11,674,335

	Shares	Value

Common Stocks–29.62%

Fixed-Income Funds–29.62%

Invesco Floating Rate Fund –Class R6 (Cost $8,025,023)(e)	1,032,263	$7,834,849

	Principal Amount

Bonds and Notes–20.83%

Aerospace & Defense–0.35%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(f)	$11,000	11,028
7.50%, 03/15/2025(f)	8,000	8,310
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(f)	17,000	17,977
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(f)	12,000	12,585
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	4,000	4,170
6.50%, 05/15/2025	38,000	39,567
		93,637

Agricultural & Farm Machinery–0.09%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	23,000	23,834

Air Freight & Logistics–0.03%

XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(f)	8,000	8,490

Alternative Carriers–0.13%

Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	14,000	14,630
5.38%, 05/01/2025	19,000	20,045
		34,675

Aluminum–0.08%

Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(f)	21,000	22,208

Apparel Retail–0.30%

Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	10,000	10,846

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(f)	25,000	25,562

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Apparel Retail–(continued)

L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	$31,000	$33,054
6.75%, 07/01/2036	2,000	1,930
6.88%, 11/01/2035	8,000	7,820
		79,212

Asset Management & Custody Banks–0.13%

Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(f)	32,000	35,040

Auto Parts & Equipment–0.09%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(f)	15,000	15,694
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	7,000	7,262
		22,956

Automotive Retail–0.11%

Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	27,000	28,316

Broadcasting–0.57%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	13,000	13,260
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	14,000	14,543
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	23,000	23,201
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	21,000	16,590
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	47,000	51,347
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(f)	16,000	16,140
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	16,000	16,940
		152,021

Building Products–0.28%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	17,000	18,397
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(f)	11,000	12,856
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	19,000	19,618

	Principal Amount	Value

Building Products–(continued)

Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(f)	$12,000	$12,315
6.00%, 10/15/2025(f)	10,000	10,831
		74,017

Cable & Satellite–1.51%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(f)	65,000	69,794
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	65,000	71,987
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	44,000	47,025
7.88%, 09/01/2019	30,000	33,338
DISH Network Corp., Sr. Unsec. Conv. Notes, 3.38%, 08/15/2026(f)	100,000	122,062
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 04/01/2019	5,000	4,800
7.25%, 10/15/2020	15,000	13,725
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(f)	13,000	13,423
5.38%, 07/15/2026(f)	23,000	23,661
		399,815

Casinos & Gaming–0.62%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	6,000	6,548
6.88%, 05/15/2023	24,000	26,010
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	17,000	17,042
7.75%, 03/15/2022	40,000	46,800
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(f)	25,000	25,969
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	10,000	10,912
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(f)	7,000	7,193
5.50%, 03/01/2025(f)	23,000	24,380
		164,854

Commercial Printing–0.09%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(f)	22,000	23,045

Commodity Chemicals–0.14%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(f)	12,000	12,660

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Commodity Chemicals–(continued)

Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(f)	$22,000	$23,265
		35,925

Communications Equipment–0.27%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(f)	33,000	35,227
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	16,000	16,540
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	17,000	19,380
		71,147

Construction & Engineering–0.07%

AECOM, Sr. Unsec. Gtd. Notes, 5.13%, 03/15/2027(f)	18,000	18,045

Construction Machinery & Heavy Trucks–0.52%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	50,000	52,625
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	58,000	60,900
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(f)	23,000	23,661
		137,186

Consumer Finance–0.36%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	25,000	25,188
5.13%, 09/30/2024	50,000	52,125
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	15,000	17,156
		94,469

Copper–0.18%

First Quantum Minerals Ltd. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(f)	25,000	26,312
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	25,000	22,094
		48,406

Data Processing & Outsourced Services–0.26%

First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(f)	8,000	8,320
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(f)	56,000	60,550
		68,870

Diversified Banks–0.38%

Bank of America Corp., Series K, Jr. Unsec. Sub. Global Notes, 8.00% (g)	11,000	11,412

	Principal Amount	Value

Diversified Banks–(continued)

Citigroup Inc., Series R, Jr. Unsec. Sub. Global Notes, 6.13% (g)	$10,000	$10,738
Series T, Jr. Unsec. Sub. Global Notes, 6.25% (g)	17,000	18,594
JPMorgan Chase & Co., Series 1, Jr. Unsec. Sub. Global Notes, 7.90% (g)	10,000	10,425
Royal Bank of Scotland Group PLC (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	45,000	49,418
		100,587

Diversified Chemicals–0.17%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 5.38%, 05/15/2027	5,000	5,197
6.63%, 05/15/2023	30,000	32,287
7.00%, 05/15/2025	6,000	6,653
		44,137

Diversified Metals & Mining–0.18%

HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(f)	23,000	24,840
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	9,000	9,439
Sr. Unsec. Notes, 6.13%, 10/01/2035	13,000	13,552
		47,831

Diversified Support Services–0.04%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(f)	10,000	10,650

Electric Utilities–0.12%

NextEra Energy, Inc., Series H, Conv. Investment Units, 6.37%, 09/01/2018	400	25,600
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	7,000	7,403
		33,003

Electrical Components & Equipment–0.23%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(f)	23,000	23,834
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(f)	35,000	36,487
		60,321

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Environmental & Facilities Services–0.04%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(f)	$11,000	$11,358

Financial Exchanges & Data–0.08%

MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(f)	20,000	21,225

Food Distributors–0.11%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(f)	27,000	28,451

Food Retail–0.10%

Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	26,000	26,488

Gas Utilities–0.35%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	15,000	15,487
5.88%, 08/20/2026	17,000	17,425
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	22,000	21,450
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	37,000	37,185
		91,547

General Merchandise Stores–0.06%

Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	14,000	14,875

Health Care Equipment–0.07%

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(f)	15,000	15,431
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	3,000	3,090
		18,521

Health Care Facilities–0.96%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	15,000	16,012
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	5,000	5,100
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	29,000	30,160
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	8,000	7,160
8.00%, 11/15/2019	11,000	11,124
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	60,000	65,625
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	10,000	10,538
5.88%, 02/15/2026	15,000	16,331

	Principal Amount	Value

Health Care Facilities–(continued)

HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	$15,000	$15,675
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(f)	14,000	14,245
5.88%, 12/01/2023	3,000	3,105
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(f)	3,000	3,274
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	14,000	14,000
8.00%, 08/01/2020	31,000	31,697
8.13%, 04/01/2022	10,000	10,613
		254,659

Health Care Services–0.47%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(f)	10,000	10,200
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	34,000	33,957
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38%, 05/15/2022(f)(h)	13,000	13,455
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(f)	22,000	22,385
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(f)	33,000	35,475
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(f)	10,000	9,763
		125,235

Home Improvement Retail–0.09%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(f)	25,000	23,875

Homebuilding–0.42%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(f)	20,000	20,500
Beazer Homes USA Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/15/2025(f)	22,000	22,990
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	13,000	13,471
5.38%, 10/01/2022	20,000	21,525
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	13,000	13,845
7.15%, 04/15/2020	5,000	5,563
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(f)	12,000	12,780
		110,674

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Household Products–0.25%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(f)	$13,000	$13,504
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(f)	17,000	18,317
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	18,000	19,260
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	14,000	14,508
		65,589

Independent Power Producers & Energy Traders–0.57%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	79,000	82,357
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	19,000	18,335
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	10,000	9,900
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	18,000	18,045
6.63%, 01/15/2027	22,000	21,670
		150,307

Integrated Telecommunication Services–0.88%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	10,000	10,800
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	24,000	26,340
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(f)	11,000	11,564
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.50%, 04/15/2020	15,000	15,937
8.88%, 09/15/2020	5,000	5,319
10.50%, 09/15/2022	15,000	14,775
11.00%, 09/15/2025	23,000	21,562
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	100,000	107,125
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	6,000	6,480
7.20%, 07/18/2036	10,000	11,557
		231,459

Leisure Facilities–0.15%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	15,000	15,769
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(f)	23,000	23,259
		39,028

	Principal Amount	Value

Managed Health Care–0.15%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	$7,000	$7,228
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(f)	10,000	10,125
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	20,000	21,150
		38,503

Metal & Glass Containers–0.21%

Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	30,000	32,625
Berry Global, Inc., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	23,000	24,064
		56,689

Mortgage REIT’s–0.47%

Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.38%, 04/01/2023	125,000	124,766

Movies & Entertainment–0.15%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	25,000	26,000
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(f)	14,000	14,717
		40,717

Multi-Utilities–0.20%

Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	1,000	51,750

Oil & Gas Drilling–0.17%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	24,000	19,860
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	15,000	13,950
Sr. Unsec. Gtd. Notes, 7.75%, 12/15/2023(f)	3,000	3,112
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	10,000	8,550
		45,472

Oil & Gas Equipment & Services–0.13%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	6,000	6,060
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	13,000	12,968
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	12,000	11,190
8.25%, 06/15/2023	5,000	5,375
		35,593

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–1.87%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	$39,000	$40,267
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(f)	22,000	16,555
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	10,000	10,400
Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2024(f)	17,000	17,680
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	40,000	37,600
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	15,000	10,875
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(f)	9,000	9,383
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(f)	23,000	22,598
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	44,000	46,640
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	19,000	19,261
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(f)	18,000	19,035
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	6,000	5,880
Sr. Unsec. Notes, 6.88%, 03/01/2021	13,000	13,780
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	34,000	32,512
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	31,000	33,286
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	21,000	22,208
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(f)	19,000	19,285
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	15,000	14,888
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	39,000	36,465
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	33,000	32,917
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(f)	19,000	18,525

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	$16,000	$15,540
		495,580

Oil & Gas Refining & Marketing–0.17%

Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	18,000	19,035
Sr. Unsec. Gtd. Notes, 5.13%, 12/15/2026(f)	25,000	26,844
		45,879

Oil & Gas Storage & Transportation–0.96%

Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(f)	21,000	21,604
Cheniere Corpus Christi Holdings, LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 06/30/2027(f)	13,000	13,228
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	38,000	40,755
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(f)	10,000	10,600
MPLX LP, Sr. Unsec. Global Notes, 4.88%, 06/01/2025	22,000	23,609
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/01/2025(f)	18,000	17,190
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(f)	25,000	24,937
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	17,000	17,616
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(f)	18,000	18,698
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	30,000	32,850
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	4,000	4,255
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	22,000	22,712
Sr. Unsec. Notes, 7.88%, 09/01/2021	6,000	7,050
		255,104

Packaged Foods & Meats–0.36%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	21,000	21,840

JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(f)	18,000	17,437

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Packaged Foods & Meats–(continued)

Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(f)	$23,000	$23,690
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(f)	30,000	32,175
		95,142

Paper Packaging–0.10%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	24,000	25,350

Paper Products–0.20%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	26,000	25,870
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 7.75%, 12/01/2022	7,000	7,560
Sr. Unsec. Notes, 6.50%, 02/01/2024(f)	4,000	4,180
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	15,000	15,356
		52,966

Pharmaceuticals–0.21%

Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(f)	25,000	20,281
5.63%, 12/01/2021(f)	15,000	12,938
5.88%, 05/15/2023(f)	5,000	4,100
6.75%, 08/15/2018(f)	2,000	2,025
7.00%, 10/01/2020(f)	17,000	16,277
		55,621

Railroads–0.09%

Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(f)	23,000	23,863

Regional Banks–0.11%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	26,000	28,145

Restaurants–0.26%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(f)	20,000	20,875
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(f)	24,000	25,290
Brinker International Inc., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2024(f)	10,000	10,114
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	12,000	12,855
		69,134

	Principal Amount	Value

Semiconductors–0.17%

Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	$7,000	$7,367
Sr. Unsec. Notes, 5.25%, 01/15/2024(f)	10,000	10,325
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 10/15/2023(f)	25,000	26,000
		43,692

Specialized Consumer Services–0.13%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(f)	18,000	18,698
Sr. Unsec. Notes, 7.45%, 08/15/2027	15,000	16,256
		34,954

Specialized Finance–0.12%

Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	8,000	8,590
5.50%, 02/15/2022	22,000	23,980
		32,570

Specialized REIT’s–0.81%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(f)	4,000	4,105
5.38%, 03/15/2027(f)	9,000	9,293
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	43,000	46,870
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	25,000	27,187
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(f)	40,000	41,900
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	33,000	35,681
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(f)	17,000	16,703
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 09/01/2024(f)	32,000	32,520
		214,259

Specialty Chemicals–0.41%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	16,000	16,720
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(f)	25,000	28,531
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(f)	17,000	19,763

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Specialty Chemicals–(continued)

PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	$30,000	$31,612
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(f)	11,000	12,004
		108,630

Steel–0.22%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	13,000	14,625
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	32,000	32,720
United States Steel Corp., Sr. Unsec. Notes, 6.88%, 04/01/2021	10,000	10,300
		57,645

Systems Software–0.02%

Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(f)	4,000	4,169

Technology Distributors–0.02%

CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	4,000	4,130

Technology Hardware, Storage & Peripherals–0.37%

Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(f)	52,000	58,175
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	9,000	10,147
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	25,000	29,469
		97,791

Tobacco–0.04%

Alliance One International, Inc., Sr. Sec. Gtd. First Lien Notes, 8.50%, 04/15/2021(f)	10,000	10,475

Trading Companies & Distributors–0.23%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(f)	16,000	16,760
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(f)	7,000	7,508
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	18,000	19,057
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	13,000	13,422
5.88%, 09/15/2026	4,000	4,255
		61,002

	Principal Amount	Value

Trucking–0.20%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	$5,000	$4,906
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(f)	20,000	18,550
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(f)	9,000	9,000
Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	21,000	21,000
		53,456

Wireless Telecommunication Services–0.38%

Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	23,000	26,163
7.63%, 02/15/2025	10,000	11,525
7.88%, 09/15/2023	54,000	62,572
		100,260
Total Bonds and Notes (Cost $5,264,814)		5,509,295

	Shares

Preferred Stocks–2.95%

Agricultural Products–0.41%

Bunge Ltd., $4.88, Conv. Pfd.	1,000	108,937

Asset Management & Custody Banks–0.22%

AMG Capital Trust II, $2.58, Jr. Unsec. Gtd. Sub. Conv. Pfd.	1,000	57,688

Diversified Banks–0.71%

Bank of America Corp., Series L, $72.50, Conv. Pfd.	75	93,075
Wells Fargo & Co., Class A, Series L, $75.00, Conv. Pfd.	75	94,949
		188,024

Health Care Equipment–0.20%

Becton, Dickinson and Co., Series A, 3.06%, Conv. Pfd.	1,000	53,510

Health Care REIT’s–0.10%

Welltower Inc., Series I, $3.25, Conv. Pfd.	390	25,295

Internet Software & Services–0.11%

Mandatory Exchangeable Trust (China), $5.75, Sr. Sec. Conv. Pfd.(f)	205	29,359

Managed Health Care–0.37%

Anthem Inc., $2.63, Conv. Pfd.	1,878	96,680

Oil & Gas Exploration & Production–0.21%

Hess Corp., Series A, $4.00, Conv. Pfd.	1,000	56,090

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Shares	Value

Oil & Gas Storage & Transportation–0.19%

Kinder Morgan, Inc., Series A, $4.88, Conv. Pfd.	1,200	$50,856

Pharmaceuticals–0.19%

Teva Pharmaceutical Industries Ltd. (Israel), $70.00, Conv. Pfd.	100	49,915

Regional Banks–0.02%

CIT Group Inc., Series A, 5.80%, Jr. Unsec. Sub. Pfd.	5,000	5,000

Specialized REIT’s–0.22%

American Tower Corp., Series B, $5.50, Conv. Pfd.	500	59,250
Total Preferred Stocks (Cost $785,752)		780,604

	Shares	Value

Money Market Funds–0.65%

Government & Agency Portfolio – Institutional Class, 0.71% (i)	103,859	$103,859
Treasury Portfolio – Institutional Class, 0.67% (i)	69,240	69,240
Total Money Market Funds (Cost $173,099)		173,099
TOTAL INVESTMENTS–98.18% (Cost $25,887,813)		25,972,182
OTHER ASSETS LESS LIABILITIES–1.82%		481,334
NET ASSETS–100.00%		$26,453,516

Investment Abbreviations:

Conv.	—Convertible
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
PIK	—Payment in Kind
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 3.

(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(e)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of May 31, 2017 represented 29.62% of the Fund’s Net Assets. See Note 4.

(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $2,025,664, which represented 7.66% of the Fund’s Net Assets.

(g)	Perpetual bond with no specified maturity date.

(h)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes	7.63%	8.38%
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Strategic Real Return Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

                                 Invesco Strategic Real Return Fund

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
H.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

                                 Invesco Strategic Real Return Fund

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$11,674,335	$—	$11,674,335
Common Stocks	7,834,849	—	—	7,834,849
Bonds & Notes	25,600	5,483,695	—	5,509,295
Preferred Stocks	529,705	250,899	—	780,604
Money Market Funds	173,099	—	—	173,099
	8563,253	17,408,929	—	25,972,182
Futures Contracts*	(880)	—	—	(880)
Total Investments	$8,562,373	$17,408,929	$—	$25,971,302

* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Open Futures Contracts-Interest Rate Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	Short	2	September-2017	$(252,594)	$(880)

NOTE 4 — Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the nine months ended May 31, 2017.

	Value 08/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 05/31/17	Dividend Income
Invesco Floating Rate Fund	$5,558,524	$2,310,016	$(175,000)	$141,770	$(461)	$7,834,849	$216,132

                                 Invesco Strategic Real Return Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2017 was $7,327,384 and $3,314,409, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $5,356,632 and $1,896,317, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 287,907
Aggregate unrealized (depreciation) of investment securities	(305,928)
Net unrealized appreciation (depreciation) of investment securities	$ (18,021)
Cost of investments for tax purposes is $25,990,203.

                                 Invesco Strategic Real Return Fund

Item 2.	Controls and Procedures.

(a)	As of May 19, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 19, 2017, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 28, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 28, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 28, 2017

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.